                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

                              INVESTMENT COMPANIES

Investment Company Act file number  811-04297

                                  VAN ECK FUNDS
               (Exact name of registrant as specified in charter)

                     335 Madison Avenue, New York, NY 10017
               (Address of principal executive offices) (Zip code)

                         Van Eck Associates Corporation
                     335 MADISON AVENUE, NEW YORK, NY 10017
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (212) 293-2000

Date of fiscal year end:  DECEMBER 31, 2010

Date of reporting period: DECEMBER 31, 2010

Item 1. Report to Stockholders

ANNUAL REPORT

DECEMBER 31, 2010

Van Eck Funds

Emerging Markets Fund

Class A: GBFAX / Class C: EMRCX / Class I: EMRIX / Class Y: EMRYX

Global Hard Assets Fund

Class A: GHAAX / Class C: GHACX / Class I: GHAIX / Class Y: GHAYX

International Investors Gold Fund

Class A: INIVX / Class C: IIGCX / Class I: INIIX / Class Y: INIYX

Multi-Manager Alternatives Fund

Class A: VMAAX / Class I: VMAIX / Class Y: VMAYX

PRIVACY NOTICE

At Van Eck Global, we respect our clients’ right to privacy. In order for us to provide efficient service for our customers, we collect and maintain certain personal information about you (including transaction history, name, social security number, address, etc.). This information is collected via investment applications, written and oral communications between you or your representatives and us, trades through financial institutions, web site requests, or other forms you may have provided in order to receive information from us or process a transaction.

Please be assured that we do not share this information with any third parties, with the exception of our service providers, certain government agencies, and other non-affiliated parties as permitted by law.

Service providers may include but are not limited to transfer agents, custodians and mailing services that are authorized to use this information to carry out services for which we hire them; they are not permitted to share this information for other purposes. Information may be shared with our affiliates (other Van Eck Companies) as permitted by law. However, we limit access to your information to authorized employees only. Be assured that we maintain physical, electronic and procedural safeguards to protect your non-public personal information.

By law, we are required to notify you of any plans to disclose your nonpublic personal information to a non-affiliated third party. We have no current plans to make any such disclosure; however, at any time this might occur in the future, you would be given the opportunity to “opt out.”

For further information or questions regarding our privacy policies, please contact us at 1.800.221.2220.

The information contained in these enclosed shareholder letters represent the personal opinions of the investment team members and may differ from those of other portfolio managers or of the firm as a whole. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Also, unless otherwise specifically noted, any discussion of the Fund’s holdings and the Fund’s performance, and the views of the investment team members are as of December 31, 2010, and are subject to change.

EMERGING MARKETS FUND

Dear Shareholder:

The Emerging Markets Fund gained 28.17% (Class A shares, excluding sales charge) for the twelve months ended December 31, 2010. The Fund significantly outperformed emerging markets equities in general as measured by the Fund’s benchmark index, the Morgan Stanley Capital International Emerging Markets (MSCI EM) Index1, which rose 19.20% for the same period.

The Fund’s outperformance in 2010 can be attributed to our ability both to recognize attractive secular growth themes and to maneuver the Fund’s allocation between cyclical and non-cyclical sectors. Also contributing to outperformance is our bias towards smaller companies, which tend to be more represented in the consumer segment of the market.

Market and Economic Review

After the huge relief rally of 2009, the first part of 2010 generated a reoccurring bout of global risk aversion. For example, there were fears of a “double dip” in the U.S. economy and heightened worries about European sovereign debt that brought into question the viability of the Eurozone itself. And then there was China, where dire predictions regarding its impact on global demand espoused by certain segments of the New York hedge fund community seemed to dominate discussions of the emerging markets. While none of these concerns were alleviated completely, they were trumped, as the year progressed, by better economic news out of the U.S. and the European economic heartland stretching from Milan to Stockholm. The emerging equity markets also seemed to welcome the constraints on government spending that some feel a more balanced Washington may provide following the November mid-term elections. Further, market participants seemed to recognize that liquidity conditions in developed markets would remain accommodative for the near term, and this, too, allowed for a broad rally in emerging market equities as the year came to a close.

Within the emerging market equity universe, for all the headlines that the much-vaunted BRIC (Brazil, Russia, India and China) nations receive, it was actually the supporting cast of the remaining emerging market economies that drove the majority of returns during the annual period. After reflecting on the ever-changing landscape in the global economy, the perceptions of emerging markets amongst investors seem to have evolved pre- and post-financial crisis. During the annual period, investors unquestionably embraced the fact that emerging market economies have healthier and more sustainable growth prospects than they once did. This new reality was reflected in equity market performance, as developed market equity returns fell short of advances in emerging market equities. Indeed, the broad U.S. equity market, as measured by the S&P® 500 Index2, increased 15.06% and the developed international equity markets, as measured by the MSCI EAFE (Europe, Australasia and the Far East) Index3, advanced 8.21%.

The Emerging Europe, Middle East and Africa (EMEA) region, after being the primary laggard in 2009, proved to be the strongest performing region in 2010, with the MSCI EM EMEA Index4 producing an annual total return of 23.48%. Major markets in the region such as South Africa*, Turkey* and Russia* were the main sources of gains, while smaller constituents such as Hungary*, the Czech Republic* and Egypt* detracted from EMEA’s advances. Conversely, the Latin American region, after posting the strongest gains in 2009, was the relative underperformer in 2010, though the MSCI EM Latin America Index5 still generated a double-digit total return of 14.89% for the year. Within Latin America, Brazil* was the main source of underperformance, whereas Peru* and Chile* led gains. The MSCI EM Asia Index6 posted a return of 19.35% for the year. Within Emerging Asia, the southeast Asian markets of Thailand*, Malaysia* and Indonesia* were top performers within the region. However, cyclical and structural policy risk clouded the outlook for China-related equity markets thus leading to underperformance of Hong Kong* and China*. From a sector* perspective, the top three market segments within the MSCI EM Index in 2010 were consumer discretionary, consumer staples and industrials. Performance from utilities, energy and telecommunication services lagged most.

Fund Review

Several key investment themes supported strong performance throughout the year. They include (1) effective stock picking in Asia; (2) strong stock selection in Brazil and Mexico, highlighted by inclusion of many picks graduating to the MSCI EM Index during fourth quarter rebalancing; (3) reducing and exiting position in index heavyweight Petrobras; (4) gradually increasing our position in Russia throughout the year to take advantage of rising energy and raw material price; and (5) opportunistic sector rotation at key points in the global economic cycle.

One of the key performers for the Fund was Hyundai Mobis (1.6% of Fund net assets†), South Korea’s largest auto parts manufacturer. Its key customers, including Hyundai Motor Group and Kia Motors, continue to experience strong sales momentum and continue to leverage on the strong market share gain that its affiliates have achieved in the past few years.

EMERGING MARKETS FUND

One example of our smaller-cap stocks—and one of the best performers for the Fund—was the Indonesian department store and franchise operator Mitra Adiperkasa (0.3% of Fund net assets†). The Fund has long held this stock as we thought we recognized value in the small company that the broader market was missing. In 2010, a number of sell-side analysts finally picked up coverage of the company. In turn, its trading volume exploded. As Mitra Adiperkasa’s share price more than tripled, we substantially reduced the Fund’s position in its stock, taking profits on strength.

Detractors from the Fund’s annual results included one of Russia’s largest integrated oil companies, Lukoil (1.3% of Fund net assets†). Overall, the global energy sector generated unsatisfactory returns for the year despite a noticeable increase in crude oil prices from the end of 2009. Additionally, Copa Holdings (0.9% of Fund net assets†), a Panama-based airline primarily serving South America and the Caribbean, underperformed the MSCI EM Index. A heightened level of merger and acquisition activity in the transportation sector raised concerns about how Copa Holdings might perform in a more consolidated competitive environment. Furthermore, an underweighted position in Mexico detracted from the Fund’s relative results during the annual period, as the market rebounded sharply on the back of improving economic conditions in the U.S.

As the year progressed, we increased the Fund’s exposure to economically sensitive, cyclical sectors, such as energy, materials and technology, while taking profits from strongly performing domestic consumption-related names. As portfolio managers, we try to uncover high-growth in emerging markets, and we believe that some of the very best secular opportunities exist in the smaller-cap stocks. Again, there are certain times in the business cycle where the outlook seems bright for certain cyclical sectors, where the stocks tend, inherently, to be larger. In turn, while the Fund’s portfolio was still biased toward smaller-cap emerging market stocks at the end of the annual period, the average market capitalization of the Fund gradually increased.

Outlook

We maintain a positive secular view ahead for emerging market equities as we focus on 2011. At the end of the annual period, we found little argument that emerging markets will likely lead global economic growth in the next few years. Emerging markets have the tailwinds of demographics and globalization in their favor. At the same time, they are generally not burdened with the yoke of oversized government and consumer debt in the way that many developed markets are. Furthermore, we see solid emerging equity market fundamentals, as valuation multiples for emerging markets at the end of 2010 were not particularly onerous relative to developed markets and compared to historical levels. Profit margins were structurally higher than in developed markets and bottom-up earnings per share growth forecasts looked to be eminently achievable and may even be upgraded.

All that said, as parts of the developed markets slowly regain economic momentum, there will almost certainly be more competition for investment dollars. While we expect emerging market equities to continue to perform well in the months ahead, they will not necessarily be the only game in town. Furthermore, while the continued implementation of quantitative easing may help lubricate an economic recovery in developed economies, the potential side effects of that medicine may cause some issue in emerging markets. More specifically, strong capital inflows and rapidly increasing commodity prices have been driving inflation and currency strength concerns in many emerging nations. How the various central banks and governments choose to respond to these challenges may greatly affect the returns generated by emerging market equities. Broadly speaking, in our view, the more they do now to combat incipient inflation and asset price appreciation, the less they will have to worry about a boom/bust type of scenario that plays into the perception of emerging markets as a risky asset class. Despite these potential challenges, we maintain our positive outlook for emerging market equities due to a favorable balance of risk and reward for the asset class.

The Fund is subject to the risks associated with its investments in emerging market securities, which tend to be more volatile and less liquid than securities traded in developed countries. The Fund’s investments in foreign securities involve risks related to adverse political and economic developments unique to a country or a region, currency fluctuations or controls, and the possibility of arbitrary action by foreign governments, including the takeover of property without adequate compensation or imposition of prohibitive taxation. The Fund is subject to risks associated with investments in debt securities, derivatives, commodity-linked instruments, illiquid securities, asset-backed securities, CMOs and small- or mid-cap companies. The Fund is also subject to inflation risk, short sales risk, market risk, non-diversification risk and leverage risk. Please see the prospectus for information on these and other risk considerations.

We thoroughly appreciate your participation in the Emerging Markets Fund, and we look forward to helping you meet your investment goals in the future.

Investment Team Members:

David A. Semple Portfolio Manager	Edward M. Kuczma	Angus Shillington

*

All regional and market returns are in U.S. dollar terms (unless otherwise specified), are based on country-specific stock market indices and reflect the reinvestment of any dividends if applicable. All sector returns referenced are also in U.S. dollar terms.

†	All Fund assets referenced are Total Net Assets as of December 31, 2010.

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

1	The Morgan Stanley Capital International Emerging Markets Index (MSCI EM) captures 60% of the publicly traded equities in each industry for approximately 25 emerging markets.

2	The S&P® 500 Index consists of 500 widely held common stocks covering industrial, utility, financial and transportation sectors.

3	The MSCI EAFE Index is an unmanaged capitalization-weighted index containing approximately 1,100 equity securities of companies located in Europe, Australasia and the Far East.

4

The MSCI EM EMEA (Emerging Europe, Middle East and Africa) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the emerging market countries of Europe, the Middle East & Africa.

5	The MSCI EM Latin America Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in Latin America.

6	The MSCI EM Asia Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the emerging market countries of Asia.

EMERGING MARKETS FUND

Geographical Weightings*
(unaudited)

Sector Weightings**
(unaudited)

As of December 31, 2010. Portfolio subject to change.
*	Percentage of net assets.
**	Percentage of investments.

PERFORMANCE COMPARISON
December 31, 2010 (unaudited)

Average Annual Total Return 12/31/10	Class A-GBFAX After Maximum Sales Charge[1]	Class A-GBFAX Before Sales Charge	MSCI EM

One Year	20.83%	28.17%	19.20%

Five Year	9.85%	11.16%	13.10%

Ten Year	9.02%	9.67%	16.21%

Hypothetical Growth of $10,000 (Ten Year: Class A)

Average Annual Total Return 12/31/10	Class C-EMRCX After Maximum Sales Charge[2]	Class C-EMRCX Before Sales Charge	MSCI EM

One Year	26.16%	27.16%	19.20%

Five Year	10.36%	10.36%	13.10%

Life (since 10/3/03)	15.71%	15.71%	19.21%

Hypothetical Growth of $10,000 (Since Inception: Class C)

EMERGING MARKETS FUND

PERFORMANCE COMPARISON
(continued)

Average Annual Total Return 12/31/10	Class I-EMRIX After Maximum Sales Charge[3]	Class I-EMRIX Before Sales Charge	MSCI EM

One Year	n/a	28.75%	19.20%

Life (since 12/31/07)	n/a	(2.72)%	(0.03)%

Hypothetical Growth of $10,000 (Since Inception: Class I)

Average Annual Total Return 12/31/10	Class Y-EMRYX After Maximum Sales Charge[4]	Class Y-EMRYX Before Sales Charge	MSCI EM

Life (since 5/1/10)	n/a	21.48%	14.93%

Hypothetical Growth of $10,000 (Since Inception: Class Y)

Inception date for the Emerging Markets Fund was 12/20/93 (Class A), 10/3/03 (Class C), 12/31/07 (Class I) and 5/1/10 (Class Y).

The performance quoted represents past performance. Past performance does not guarantee future results; current performance may be lower or higher than the performance data quoted. Investment return and value of shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance information reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. NAV returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Index returns assume that dividends of the Index constituents in the Index have been reinvested. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. Performance information current to the most recent month end is available by calling 1.800.826.2333 or by visiting vaneck.com.

1	A Shares: maximum sales charge is 5.75%
Gross Expense Ratio 1.74% / Net Expense Ratio 1.74%
2	C Shares: 1.00% redemption charge, first year
Gross Expense Ratio 2.61% / Net Expense Ratio 2.48%
3	I shares: no sales or redemption charges
Gross Expense Ratio 2.23% / Net Expense Ratio 1.25%
4	Y shares: no sales or redemption charges
Gross Expense Ratio 1.73% / Net Expense Ratio 1.70%

For the period May 1, 2010 until May 1, 2011, the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends on securities sold short, taxes and extraordinary expenses) from exceeding 1.95% for Class A, 2.50% for Class C, 1.25% for Class I, and 1.70% for Class Y of the Fund’s average daily net assets per year. The expense limitation is expected to continue until the Board of Trustees acts to discontinue all or a portion of such expense limitation.

Although the Fund has been in existence since December 20, 1993, prior to December 18, 2002, the Fund operated with a substantially different strategy. Prior to December 18, 2002, the Fund invested primarily in common stocks and other equity securities of large cap global growth companies and could not invest more than 10% of its assets in emerging markets securities.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

The MSCI Emerging Markets (MSCI EM) Index captures 60% of the publicly traded equities in each industry for approximately 25 emerging markets.

TOP TEN EQUITY HOLDINGS*
December 31, 2010 (unaudited)

Vale S.A.
(Brazil, 2.4%)
Vale produces and sells iron ore, pellets, manganese, alloys, gold, nickel, copper, kaolin, bauxite, alumina, aluminum and potash. The company is based in Brazil where it owns and operates railroads, maritime terminals and ships as part of the infrastructure required to bring their products to their customers.

Samsung Electronics Co. Ltd.
(South Korea, 2.3%)
Samsung manufactures a wide range of consumer and industrial electronic equipment and products such as semiconductors, monitors, televisions and home appliances. The company also produces Internet access network systems and telecommunications equipment including mobile phones.

Sberbank RF
(Russia, 1.9%)
Sberbank is the largest bank in Russia, providing a full range of commercial banking services.

BR Malls Participacoes S.A.
(Brazil, 1.8%)
BR Malls owns and operates shopping malls throughout Brazil.

Bank of China Ltd.
(China, 1.7%)
Bank of China provides a complete range of banking and other financial services to individual and corporation customers worldwide. The bulk of the bank’s business is in China.

Localiza Rent a Car S.A.
(Brazil, 1.6%)
Localiza Rent a Car rents automobiles. The company owns and franchises locations in Brazil and elsewhere in Latin America. Localiza primarily operates through airport locations. The company also sells used cars and offers fleet management services.

Hyundai Mobis Co. Ltd.
(South Korea, 1.6%)
Hyundai Mobis manufactures and markets automotive parts and equipment, such as automotive service components, modules and systems. The company also contracts environmental projects, including sewage treatment plant and industrial waste water treatment plant construction.

Home Inns & Hotels Management, Inc.
(Hong Kong, 1.6%)
Home Inns & Hotels Management operates a chain of budget hotels in the People’s Republic of China. The company manages some of the hotels in its chain on behalf of franchisees.

International Personal Finance PLC
(United Kingdom, 1.5%)
International Personal Finance offers small, unsecured cash loans made and collected by agents, face to face with the customer. The company operates in the developing markets of Central and Eastern Europe and Mexico, providing the underserved segment of the consumer credit market with access to cash loans.

Tisco Financial Group PLC
(Thailand, 1.5%)
Tisco Financial is a bank holding company. The company’s banking subsidiary offers working capital, project, term, automobile and home loans; custodian services; securities brokerage; mutual funds; private banking; and advises on equity and debt capital markets, privatizations, debt restructuring, project finance, and mergers and acquisitions.

*	Percentage of net assets. Portfolio is subject to change.

Company descriptions courtesy of Bloomberg.com.

EMERGING MARKETS FUND

EXPLANATION OF EXPENSES
(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2010 to December 31, 2010.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as program fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Expenses Paid During the Period* July 1, 2010 - December 31, 2010

Class A	Actual	$1,000.00	$1,322.40	$10.13
	Hypothetical**	$1,000.00	$1,016.48	$8.80

Class C	Actual	$1,000.00	$1,316.50	$14.39
	Hypothetical**	$1,000.00	$1,012.78	$12.51

Class I	Actual	$1,000.00	$1,325.20	$7.31
	Hypothetical**	$1,000.00	$1,018.92	$6.35

Class Y	Actual	$1,000.00	$1,322.40	$9.80
	Hypothetical**	$1,000.00	$1,016.77	$8.51

*

Expenses are equal to the Fund’s annualized expense ratio (for the six months ended December 31, 2010), of 1.73% on Class A Shares, 2.46% on Class C Shares, 1.25% on Class I Shares, and 1.67% on Class Y Shares, multiplied by the average account value over the period, multiplied by 184 and divided by 365 (to reflect the one-half year period).

**	Assumes annual return of 5% before expenses.

GLOBAL HARD ASSETS FUND

Dear Shareholder:

We are pleased to report that the Global Hard Assets Fund (Class A shares, excluding sales charge) gained 28.43% for the twelve-month period ended December 31, 2010, solidly outpacing its benchmark as discussed below. These results were driven by our allocation to and stock selection within the energy sector. By comparison, the Fund’s benchmark, the S&P® North American Natural Resources Sector Index (SPGINRTR)1, an index that measures the performance of commodity-related equities, rose 23.88% in 2010. In addition, the S&P® GSCI Total Return Index (SPGSCITR)2, an index that measures the performance of commodities futures, gained 9.02%. At the same time, the U.S. domestic equity market, as measured by the S&P® 500 Index3, gained 15.06%.

Throughout 2010, our investment strategy was focused on finding the right balance between the short-term positive influences of global monetary policy and the negative drivers of continued European sovereign risk, stubborn unemployment, and budget deficits in the developed world. For most of 2010, we reduced positions in companies across the hard asset universe that we believed had no near-term performance catalysts, making decisions on an individual security basis rather than from any sector perspective.

We continue to believe that our long-term track record of consistent, solid risk-adjusted returns reflects skilled stock selection and disciplined risk management. Our 10-person investment team—among the industry’s largest—includes three trained geologists and senior analysts with deep sector experience. The team seeks to invest in a diverse basket of hard assets sectors (including, but not limited to, energy, precious metals, base metals and agriculture, through investments in equities and commodity-linked derivative instruments) across several geographic regions.

Market and Environment Review

The first six months of 2010 were a very challenging period for hard asset commodities and their corresponding equity sectors. Although we began 2010 cautiously confident that the global economy was on a path to moderate recovery, it appeared by the second quarter that the positive impact of 2009’s broad-ranging government stimulus had abated. Several other economic assaults in the first half appeared to thwart the nascent global recovery, including the European sovereign debt crisis, a perceived slowdown in China’s growth, and, here in the U.S., a persistent 10% unemployment rate and April’s disastrous Gulf of Mexico BP Macondo oil spill. When we wrote to you at midyear, fears of global economic weakness had taken hold among most investors, and this somewhat bleak global economic outlook persisted through the end of the summer.

However, in late August, relief was granted to equity investors as Federal Reserve Chairman Ben Bernanke hinted that the U.S. Federal Reserve (the “Fed”) would initiate a second round of quantitative easing in order to spur economic growth. This monetary support, via a renewal of large-scale asset purchases by the U.S. government, proved very beneficial to hard assets investments in the third and fourth quarters. At the same time, the continuing demand from emerging markets for commodities accelerated as the year progressed, and expansive monetary policies from many of the OECD countries (the Organization for Economic Cooperation and Development—a group of 27 advanced and less advanced nations) continued to drive demand for physical assets.

From September through the end of 2010, hard asset commodities and their corresponding equity sectors rallied strongly. In the second half of the year, the price of gold hit record highs, crude oil and copper experienced their biggest gains since 2009, and agriculture commodities soared. Agricultural commodities were the leading performers in 2010, boosted by adverse weather conditions and strong global demand. Cotton, coffee, soy bean and sugar prices rose dramatically in 2010, and were among the best performing commodities for the year (up 98%, 67%, 35% and 24%, respectively). Drought in Russia and in the U.S., helped send wheat prices substantially higher last year. Throughout the year, challenging weather in some of the main growing countries was an overall benefit to agriculture commodity prices.

Base and industrial metals were also very strong in the second half, supported by the quantitative easing from the Fed, which, in turn, put pressure on the U.S. dollar and supported U.S. dollar-based assets. The launch of several new physically-backed industrial metals ETFs, declining metals inventories and continued strong demand from Asia helped fuel the rally in the base metals sector. For the year, copper prices rose 30% and nickel gained 32%; although zinc and aluminum prices rose very strongly in the second half, first-half results proved a drag on twelve-month returns.

In 2010, gold posted its tenth consecutive year of gains and its second best annual performance of the past decade. Gold bullion prices gained approximately 29%, and closed on December 31, 2010, at $1,420.78 per ounce. After a slow start, gold bullion prices gained momentum in April and rose to a new all-time high of $1,265 per ounce on June 21. After consolidating over the summer to a low price of $1,157, gold bullion began another ascent in September and reached its peak on December 7 at $1,431.25 per ounce. Gold’s advance was largely driven by investors’ flight to safety, the Fed’s

GLOBAL HARD ASSETS FUND

quantitative easing, and momentum within the gold market itself. Also, throughout the year calls for central banks around the globe to increase gold holdings continued, with the latest demand from Korea and China. On the equity side, gold mining shares, as measured by the NYSE Arca Gold Miners Index (GDM)4 were up 34.75% in 2010, outpacing the performance of the underlying precious metal, reflecting both the strength in gold bullion prices and robust investor demand.

Silver also posted an historic rally in 2010, rendering gold’s performance tame by comparison. Silver prices rose 83% in 2010, ending the year at $30.92 per ounce and trading above the $30 per ounce mark for the first time since 1980, rebounding steadily from severely oversold levels following the 2008 stock market crash. Silver—the “poor man’s gold”—has seen a rise in investment demand as a metal with a history of monetary value. Finally, Chinese manufacturers continued to fuel industrial demand for silver, which is used in the production of myriad electronics products.

Although it was the best performing sector in 2009, the energy sector generated mixed results throughout 2010. Crude oil prices stood at $79.36 a barrel at the start of the year and, as economic recovery took hold, closed just above $90 per barrel by yearend, gaining 15.15%. Natural gas prices, on the other hand, fell 32.59%, as natural gas storage levels remained high and production rose in the face of declining prices. On the equity side, the impact of the oil spill in the Gulf of Mexico abated with the long-awaited capping of the BP Macondo well in August. Major oil companies rose 17.04%, as measured by the NYSE Arca Oil Index5 (XOI), and oil services stocks gained 26.93%, as tracked by the Philadelphia Oil Services Index6 (OSX). Coal prices also trended up during the year, boosted by growing demand from Asia.

Fund Review

Energy Holdings

As a key theme, the Fund’s allocation to the energy sector increased slightly over the span of 2010, from 62.5% at the beginning of the year to 65.2% by December 31. For the twelve-month period, the energy sector generated divergent performance, as did the Fund’s energy-related holdings, which produced the Fund’s biggest contributors and, at the same time, its greatest detractors for the year.

Within the Fund’s energy holdings, we strategically repositioned the Fund in several areas. In the first half, we increased the Fund’s exposure to coal producers, given positive supply/demand pressures; and we maintained this overweighted position (relative to the Fund’s benchmark index) throughout the year. In response to the Gulf of Mexico BP Macondo oil spill in April, we reduced several positions with exposure to the spill, including Cameron, Halliburton and Anadarko (2.9%, 4.6%, and 3.8%, of Fund net assets†, respectively). However, in the second half of the year, we did add back to these positions given their compelling, severely discounted valuations resulting from perceived spill liabilities. Although the Macondo well was successfully capped in August, the impact of the historic oil spill was felt throughout the year. We anticipated that capital earmarked for the Gulf of Mexico would be redirected to onshore North America and international drilling operations. In the second half of the year, we continued to add to the Fund’s positions in exploration and production companies and oil services companies within the energy sector. Throughout the year, the Fund had lesser exposures to integrated oil companies and oil refiners.

Three of the Fund’s top five performers in 2010 were energy-related holdings. The biggest contributor to Fund performance in 2010 was Texas-based Newfield Exploration (3.7% of Fund net assets†). The company benefitted from a substantial increase in domestic oil production in 2010, a 25% increase over 2009’s volume. Management has worked hard to improve margins by lowering costs and improving efficiencies, and has remained focused on oil rather than natural gas production, a positive decision given the latter’s weakness. Texas-based Halliburton was another top energy performer for the Fund; we added to our position shortly after its price faltered in the wake of the Gulf of Mexico BP Macondo oil spill. Halliburton is a good example of one of our key energy investment themes: an emphasis on major oilfield services companies that are benefiting from a strong North American rig count, an increase in capital spending, and service intensity in the international arena. Halliburton benefitted in the second half of 2010 from better-than-expected drilling activity, favorable North American pressure pumping utilization and pricing, all leading to higher-than-expected earnings estimates. Finally, another Texas-based oil company, Brigham Exploration Company (2.0% of Fund net assets†), was the fifth ranked contributor to Fund performance in 2010. Brigham continued its aggressive exploration and expansion of its Bakken assets in North Dakota.

By contrast, notable performance detractors in the energy sector were Transocean (sold by midyear), Petrohawk Energy (1.8% of Fund net assets†) and Petroleo Brasileiro (sold by midyear). In contrast to the three top energy winners detailed above, these three holdings were among the Fund’s bottom five holdings in terms of performance in 2010. Transocean has been hit hard by repercussions of the Gulf of Mexico BP Macondo oil spill, and has been named in a lawsuit (along with BP [not owned by the Fund]), Anadarko, and several other parties) filed by the U.S government that alleges, among other things, negligent behavior and poor safety standards in connection with the spill. Texas-based Petrohawk Energy, which primarily engages in the exploration and production of natural gas, was hurt in 2010 by significantly weak natural gas prices. Finally, Brazilian state-run energy giant Petroleo Brasileiro was hurt uncertainty over their pending resource acquisition from the Brazilian government and associated capitalization.

Among the Fund’s coal related holdings, it is worth noting the positive contributions made by U.S. coal producers Alpha Natural Resources and Walter Energy (3.3% and 1.3% of Fund net assets, respectively†). Both Alpha and Walter performed well in the second half on increased Chinese demand for metallurgical coal. We remain bullish on coal, particularly metallurgical coal, which is used in the steel-making process. China has been a big driver of coal demand, and we also believe that Brazil and India will continue to be supportive.

Precious Metals Holdings

During 2010, the Fund’s allocation to precious metals declined from 12.2% in January to 9.5% as of December 31. The Fund’s portfolio especially benefited from its exposure to small-cap or “junior” mining stocks. Canada’s Red Back Mining stock gained 140.2% in 2010, through September 20, when it was acquired by Canada’s Kinross Gold (2.2% of Fund net assets†), mainly for its Tasiast deposit in Mauritania, one of the largest recent gold finds in the world. Canada’s Osisko Mining (1.7% of Fund net assets†) was another strong performer for the Fund, with its shares nearly doubling during the twelve-month period, as it developed the Canadian Malartic mine in Quebec and announced a friendly acquisition of Canada’s Brett Resources (not owned by the Fund). Finally, Canada’s Agnico Eagle Mines (1.8% of Fund net assets†) was a notable gold mining performer for the Fund. Although the company has struggled with recovery and throughput issues at several of its gold plants, it is in the final stages of establishing five new operations globally.

By contrast, the only precious metals holding that generated a negative return for the Fund during the annual period was Canada’s Kinross Gold. We initially sold the Fund’s Kinross position in April, posting a year-to-date performance loss for the holding, and then acquired back Kinross shares in September through the Red Back Mining share conversion. We went on to purchase additional Kinross shares in November and December.

Base and Industrial Metals Holdings

The Fund’s allocation to base and industrial metals decreased from 14.0% at the beginning of the year to 12.4% at yearend. In the first half, we sold the Fund’s position in multi-national miner Rio Tinto to reinitiate a position in U.K.’s Anglo American (sold in the third quarter), given its valuation and strong organic growth profile for platinum and palladium, both of which are used as industrial catalysts. However, we sold the diversified metals holding Anglo American early in the third quarter, as we strategically moved toward more copper focused companies.

We also sold the Fund’s position in U.S. based Kaiser Aluminum primarily on weak aluminum prices. We purchased diversified India-based miner Vedanta Resources (0.9% of Fund net assets†) early in the year, given its attractive valuation, and its strong organic growth story as a diversified producer of zinc, aluminum, copper and iron ore unfortunately, it was a net negative performer for the year. In the fourth quarter, we added base metals holding Teck Cominco Resources (1.2% of Fund net assets†), Canada’s largest diversified mining, mineral processing and metallurgical coal company; it produces copper, zinc, molybdenum and coking coal, the supply of the latter being severely impacted by the record-setting rains in Queensland, Australia. We also invested in Brazil’s Vale (1.4% of Fund net assets†), given its exposure to iron ore, as we foresee iron ore prices potentially strengthening in the near future. In addition, Vale is expected to bring more than a dozen large projects online in 2011.

Strong metals performers in 2010 included Arizona mining company Freeport-McMoRan Copper & Gold (3.1% of Fund net assets†); its shares rose substantially in the second half of the year on rising copper prices. Copper strength was attributed to supply disruptions in Chile, the world’s largest exporter of copper, the introduction of physically backed ETFs and a general increase in global demand, notably from China. Swiss-based Xstrata (2.5% of Fund net assets†)), the world’s fourth largest diversified mining company, was also a top metals performer given copper’s strength.

A notable performance detractor in the metals space for 2010 was AK Steel Holding (sold by midyear), which was hurt by a pessimistic economic and thus a negative outlook for electrical steel in early 2011.

Other Holdings

In 2010, the Fund’s investments in the agriculture, paper and forest products, real estate and chemicals sub-sectors represented small allocations that were not major contributors to the Fund’s results. Monsanto (sold by midyear), however, proved to be one of the Fund’s worst performing holdings, and was hurt by rising underlying agriculture commodity prices and the failure of multiple products to achieve projected sales expectations.

GLOBAL HARD ASSETS FUND

Outlook

At this writing, we continue to favor the energy sector of the hard assets universe, and prefer oil-related names over natural gas companies. We continue to have a positive view on coal companies, as supply constraints and improving demand, especially from the emerging markets, is likely to continue to drive profits for met and thermal coal producers. We also continue to have a positive view on the base and industrial metals sector. We particularly expect to maintain the Fund’s emphasis on copper miners, given ongoing supply constraints and improving emerging market demand. As for gold, we remain constructive on the precious metal as ongoing financial stresses in the global economy drive our bullish stance on gold.

The Fund is subject to risks associated with concentrating its investments in hard assets and the hard assets sector, including real estate, precious metals and natural resources, and can be significantly affected by events relating to these industries, including international political and economic developments, inflation, and other factors. The Fund’s portfolio securities may experience substantial price fluctuations as a result of these factors, and may move independently of the trends of industrialized companies. The Fund’s investments in foreign securities involve risks related to adverse political and economic developments unique to a country or a region, currency fluctuations or controls, and the possibility of arbitrary action by foreign governments, including the takeover of property without adequate compensation or imposition of prohibitive taxation. The Fund is subject to risks associated with investments in debt securities, derivative, commodity-linked instruments, illiquid securities, asset-backed securities and CMOs. The Fund is also subject to inflation risk, short sales risk, market risk, non-diversification risk and leverage risk. An investment in the Fund should be considered part of an overall investment program, rather than a complete investment program.

This year’s letter would not be complete without mentioning the tremendous contribution of our colleague Derek van Eck, who passed away in September, 2010. Mr. van Eck spearheaded the investment management of the Van Eck’s hard asset strategies. His father, John van Eck, founded the company in 1955, and Derek joined his father and brother, Jan, at Van Eck Associates Corporation in 1993 and served as its Chief Investment Officer. His death has been deeply mourned by the van Eck family and the firm’s staff. On September 30, 2010, Charles Cameron and Shawn Reynolds were named co-portfolio managers of the Global Hard Assets Fund, succeeding Mr. van Eck in his portfolio management roles; both gentlemen are long-standing members of the firm’s hard assets investment team.

We appreciate your continued investment in the Global Hard Assets Fund. We look forward to helping you meet your investment goals in the future.

Investment Team Members:

Charles T. Cameron	Shawn Reynolds	Joseph M. Foster
Co-Portfolio Manager	Co-Portfolio Manager

Samuel R. Halpert	Charl P. de M. Malan	Geoffrey R. King

Edward W. Mitby	Mark Miller	Gregory F. Krenzer	Luke Desmond

†	All Fund assets referenced are Total Net Assets as of December 31, 2010.

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

1	The S&P® North American Natural Resources Sector Index (SPGINRTR) includes mining, energy, paper and forest products, and plantation-owning companies.

2	The S&P® GSCI Total Return Index (SPGSCITR) is a composite index of commodity sector returns, representing an unleveraged, long-only investment in commodity futures.

3	The S&P® 500 Index consists of 500 widely held common stocks covering industrial, utility, financial and transportation sectors.

4	NYSE Arca Gold Miners (GDM) Index is a market capitalization-weighted index comprised of publicly traded companies involved primarily in the mining for gold.

5

The NYSE Arca Oil Index (XOI) is a price-weighted index designed to measure the performance of the oil industry through changes in the prices of a cross section of widely-held corporations involved in the exploration, production, and development of petroleum.

6

The Philadelphia Oil Service Index (OSX) is a price-weighted index composed of 15 companies that provide oil drilling and production services, oil field equipment, support services and geophysical/reservoir services.

Geographical Weightings*
(unaudited)

Sector Weightings**
(unaudited)

As of December 31, 2010. Portfolio subject to change.
*	Percentage of net assets.
**	Percentage of investments.

PERFORMANCE COMPARISON
December 31, 2010 (unaudited)

Average Annual Total Return 12/31/10	Class A-GHAAX After Maximum Sales Charge[1]	Class A-GHAAX Before Sales Charge	SPGINRTR	S&P 500

One Year	21.04%	28.43%	23.88%	15.06%

Five Year	12.33%	13.67%	8.98%	2.29%

Ten Year	16.35%	17.04%	9.94%	1.41%

Hypothetical Growth of $10,000 (Ten Years: Class A)

Average Annual Total Return 12/31/10	Class C-GHACX After Maximum Sales Charge[2]	Class C-GHACX Before Sales Charge	SPGINRTR	S&P 500

One Year	26.44%	27.44%	23.88%	15.06%

Five Year	12.81%	12.81%	8.98%	2.29%

Ten Year	16.17%	16.17%	9.94%	1.41%

Hypothetical Growth of $10,000 (Ten Years: Class C)

GLOBAL HARD ASSETS FUND

PERFORMANCE COMPARISON
(continued)

Average Annual Total Return 12/31/10	Class I-GHAIX After Maximum Sales Charge[2]	Class I-GHAIX Before Sales Charge	SPGINRTR	S&P 500

One Year	n/a	28.93%	23.88%	15.06%

Life (since 5/1/06)	n/a	10.27%	6.17%	1.27%

Hypothetical Growth of $10,000 (Since Inception: Class I)

Average Annual Total Return 12/31/10	Class Y-GHAYX After Maximum Sales Charge[2]	Class Y-GHAYX Before Sales Charge	SPGINRTR	S&P 500

Life (since 5/1/10)	n/a	20.47%	16.95%	7.49%

Hypothetical Growth of $10,000 (Since Inception: Class Y)

Inception date for the Global Hard Assets Fund was 11/2/94 (Class A and Class C), 5/1/06 (Class I) and 5/1/10 (Class Y).

The performance quoted represents past performance. Past performance does not guarantee future results; current performance may be lower or higher than the performance data quoted. Investment return and value of shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance information reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. NAV returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Index returns assume that dividends of the Index constituents in the Index have been reinvested. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. Performance information current to the most recent month end is available by calling 1.800.826.2333 or by visiting vaneck.com.

1	A Shares: maximum sales charge is 5.75%
Gross Expense Ratio 1.43% / Net Expense Ratio 1.40%
2	C Shares: 1.00% redemption charge, first year
Gross Expense Ratio 2.16% / Net Expense Ratio 2.16%
3	I shares: no sales or redemption charges
Gross Expense Ratio 1.05% / Net Expense Ratio 1.00%
4	Y shares: no sales or redemption charges
Gross Expense Ratio 1.10% / Net Expense Ratio 1.10%

The Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends on securities sold short, taxes and extraordinary expenses) from exceeding 1.38% for Class A, 2.20% for Class C, 1.00% for Class I, and 1.13% for Class Y of the Fund’s average daily net assets per year until May 1, 2011. The expense limitation is expected to continue until the Board of Trustees acts to discontinue all or a portion of such expense limitation.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

The S&P® North American Natural Resources Sector (SPGINRTR) Index includes mining, energy, paper and forest products, and plantation-owning companies.

The S&P® 500 Index consists of 500 widely held common stocks covering industrial, utility, financial and transportation sectors.

TOP TEN EQUITY HOLDINGS*
December 31, 2010 (unaudited)

Halliburton Co.
(U.S., 4.6%)
Halliburton provides energy services and engineering and construction services, as well as manufactures products for the energy industry. The company offers services and products and integrated solutions to customers in the exploration, development, and production of oil and natural gas.

Anadarko Petroleum Corp.
(U.S., 3.8%)
Anadarko Petroleum is an oil and gas exploration and production company, with major areas of operation located onshore in the United States, the Gulf of Mexico, Algeria, and has production in China and a development project in Brazil. The company markets natural gas, oil and natural gas liquids (NGLs), and owns and operates gas gathering and processing systems.

Newfield Exploration Co.
(U.S., 3.7%)
Newfield Exploration Company is an independent oil and gas company which explores, develops and acquires oil and natural gas properties. The company operates in the Gulf of Mexico, onshore United States Gulf Coast, North Sea, Malaysia, and Bohai Bay in China.

Schlumberger Ltd.
(U.S., 3.6%)
Schlumberger is an oil services company. The company, through its subsidiaries, provides a wide range of services, including technology, project management and information solutions to the international petroleum industry as well as advanced acquisition and data processing surveys.

Alpha Natural Resources, Inc.
(U.S., 3.3%)
Alpha Natural Resources extracts, processes, and markets steam and metallurgical coal. The company conducts operations from surface and underground mines located in the northern and central Appalachian regions and Colorado, all located in the United States. Alpha markets its coal to electric utilities, steel and other industrial producers.

Weatherford International Ltd.
(Switzerland, 3.3%)
Weatherford is a provider of equipment and services used for the drilling, evaluation, completion, production and intervention of oil and natural gas wells. The company operates in approximately 100 countries through approximately 800 locations situated in nearly all of the oil and natural gas producing regions in the world.

Freeport-McMoRan Copper and Gold, Inc.
(U.S., 3.1%)
Freeport-McMoRan Copper & Gold, through its subsidiary, is a copper, gold and molybdenum mining company. The company primarily mines for copper and owns mining interests in Chile and Indonesia. Freeport-McMoRan also, through a subsidiary, is involved in smelting and refining of copper concentrates.

Cameron International Corp.
(U.S., 2.9%)
Cameron International manufactures oil and gas pressure control equipment, including valves, wellheads, chokes, and assembled systems. The company’s equipment is used for oil and gas drilling, production, and transmission in onshore, offshore, and subsea applications. Cameron also produces gas turbines, centrifugal gas and air compressors, and other products.

Pioneer Natural Resources Co.
(U.S., 2.9%)
Pioneer Natural Resources is an independent oil and gas exploration and production company, headquartered in Dallas, Texas, with operations primarily in the United States.

Xstrata PLC
(United Kingdom, 2.5%)
Xstrata, a diversified mining group, explores for and mines copper, coking coal, thermal coal, ferrochrome, vanadium, zinc, gold, lead and silver. The group conducts operations in Australia, South Africa, Germany, Argentina and the U.K.

* Percentage of net assets. Portfolio is subject to change.
Company descriptions courtesy of Bloomberg.com.

GLOBAL HARD ASSETS FUND

EXPLANATION OF EXPENSES
(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2010 to December 31, 2010.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as program fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Expenses Paid During the Period* July 1, 2010 - December 31, 2010

Class A	Actual	$1,000.00	$1,458.60	$8.54
	Hypothetical**	$1,000.00	$1,018.26	$7.01

Class C	Actual	$1,000.00	$1,452.80	$13.25
	Hypothetical**	$1,000.00	$1,014.40	$10.89

Class I	Actual	$1,000.00	$1,461.10	$6.19
	Hypothetical**	$1,000.00	$1,020.17	$5.08

Class Y	Actual	$1,000.00	$1,460.00	$6.78
	Hypothetical**	$1,000.00	$1,019.69	$5.57

*

Expenses are equal to the Fund’s annualized expense ratio (for the six months ended December 31, 2010), of 1.38% on Class A Shares, 2.14% on Class C Shares, 1.00% on Class I Shares, and 1.09% on Class Y Shares, multiplied by the average account value over the period, multiplied by 184 and divided by 365 (to reflect the one-half year period).

**	Assumes annual return of 5% before expenses.

INTERNATIONAL INVESTORS GOLD FUND

Dear Shareholder:

The International Investors Gold Fund increased 50.99% (Class A shares, excluding sales charge) for the twelve months ended December 31, 2010. Due primarily to individual stock selection, particularly in gold “juniors” and silver stocks, the Fund outperformed its benchmark, the NYSE Arca Gold Miners (GDM) Index1, which gained 34.75%, for the same period. Notably, the Fund also significantly outpaced the general equity market, as measured by the 15.06% return of the S&P 500 Index.2

The Fund participated in gold shares’ rally during the annual period and was able to outpace the GDM due primarily to effective individual stock selection. All of the stocks in the Fund’s portfolio advanced during the annual period, but its outperformance was due primarily to exposure to small-cap or “junior” mining stocks as well as to a number of silver companies. The Fund also benefited during the annual period from a wave of merger and acquisition activity within the sector brought on by high gold prices.

The Fund, an actively managed portfolio investing in gold-mining equities, has a 40+ year track record. It provides investors with exposure to gold, a distinct asset class typically fueled by robust industrial, investment and jewelry demand as well as by ongoing supply constraints. Gold may also provide a hedge against financial assets in volatile markets or inflationary periods. Our specialized investment team, led by geologist Joe Foster, who has been a part of the Fund’s investment team since 1996, conducts regular on- and under-the-ground research to access mining efficiencies and opportunities.

For the annual period, gold bullion prices gained $323.83 per ounce, or approximately 29.5%, to close on December 31, 2010 at $1,420.78 per ounce. This was the precious metal’s tenth consecutive year of gains and its second best annual performance of the past decade. After a slow start, gold bullion prices gained momentum in April and rose to a new all-time high of $1,265 per ounce on June 21. After pausing for a summer consolidation, gold bullion began another ascent in September and reached its peak on December 7 at $1,431.25 per ounce.

Gold shares outpaced the precious metal during the twelve-month period, as gold-mining companies benefited from strength in the underlying gold bullion price. It is well worth noting that gold-related assets have outperformed more traditional financial markets in nine of the last ten years.

Market and Economic Review

The secular bull market for gold has been ongoing for ten years as of December 2010. Financial stress has been the dominant driver of gold prices throughout and most especially since the credit crisis of 2008. In 2010, financial turmoil took on different forms in different regions at different times. More specifically, the sovereign debt crisis in peripheral Europe was the primary driver of gold prices during the first half of the year, as the European Union had to craft a loan plan aimed mainly at rescuing Greece from eventual insolvency. This temporarily convinced the markets that contagion would not spread to other highly indebted European nations, including Spain, Portugal and Italy. However, in November, Ireland became the second country to require a rescue package in order to keep its banks from failing. In euro terms, gold bullion prices rose 38.9% for the year 2010.

During the second half of 2010, the main driver of the bull market for gold was the lead-up to the Federal Reserve Board’s (the “Fed’s”) formal announcement in November that it would implement another round of quantitative easing, termed QE2. The Fed announced it would purchase $600 billion of Treasury securities by mid-2011 using money it will create or “print” with hopes of stimulating the economy. This action dilutes the value of the U.S. dollar and raises concerns about inflation in the longer term. Indeed, QE2 was well telegraphed by the Fed, which caused the U.S. Dollar Index (DXY)3 to decline nearly 9% from August to November and caused gold prices to reach new all-time highs. In December, gold reached its ultimate high to date of $1,431.25, as President Obama signed into law a tax package that will raise federal debt levels by approximately $900 billion.

Another catalyst for gold prices during the annual period was inflationary pressures in India and China. Both nations experienced double-digit percentage gains in food prices in 2010. China imported over 200 tonnes of gold during 2010, approximately a four-fold increase over 2009 imports. India’s 2010 imports also increased over its 2009 levels.

Particularly notable during this annual period was the substantial rally in the price of silver, which made gold’s performance seem rather tame in comparison. Silver prices gained 83.2% in 2010 to end the year at $30.92 per ounce. Except for a brief three-month period in 1980 when the Hunt brothers attempted to corner the silver market, silver had never traded above $30 per ounce. On December 6, silver surpassed $30 per ounce. There are several reasons for silver’s stellar performance. First, silver was heavily sold in the 2008 crash and appears to have finally recovered from oversold conditions. In September, silver surpassed its 2008 high of $21.36 per ounce. By comparison, gold topped its 2008 high a

INTERNATIONAL INVESTORS GOLD FUND

year earlier in October 2009. Second, like gold, silver has seen a rise in investment demand as the only other metal with a history of monetary value. With gold prices exceeding $1,400 per ounce, this demand for silver has increased as a “poor man’s gold.” Third, in addition to heightened investment demand, industrial demand for silver used in electronics was strong during the annual period, particularly from Chinese manufacturing.

Fund Review

Many of the Fund’s smaller-cap positions, or “junior miners,” saw their share prices more than double during the annual period. For example, shares of Australia’s Perseus Mining (1.1% of Fund net assets†) were up 117.6%. The company is developing a medium-sized gold mine in Ghana with plans to begin producing in 2011. Shares of Canada’s European Goldfields (2.1% of Fund net assets†) rose 143.4% during the annual period, as it reached important permitting milestones for its world-class gold projects in Greece. With gold prices comfortably above the $1,000 per ounce level, the economic returns on the development projects held by the junior miners in the portfolio became quite attractive. At yearend 2010, approximately 32% of the Fund’s net assets were invested in junior miners.

The strong silver price drove many silver stocks higher. For example, shares of Canada’s Silver Wheaton (5.0% of Fund net assets†), the Fund’s largest silver company holding, gained 159.9% during the annual period. The company was able to structure lucrative deals whereby it purchases silver production from an array of mining companies at a discount to the silver price. Canada’s Bear Creek Mining (1.6% of Fund net assets†) is a junior silver developer with a project in Peru that it is advancing toward production. Shares of Bear Creek Mining gained 159.4% in 2010. At yearend 2010, approximately 15% of the Fund’s net assets were invested in silver stocks.

The Fund also benefited during the annual period from holding eight companies that were active takeover targets in 2010. The most prominent of these positions were Canada’s Red Back Mining (sold in the third quarter) and Australia’s Andean Resources (sold in the fourth quarter). Red Back Mining was acquired by Canada’s Kinross Gold (8.5% of Fund net assets†), mainly for its newly discovered world-class extensions to the Tasiast deposit in Mauritania. Red Back Mining’s stock gained 140.2% in 2010 even though its last trading day was in September. Andean Resources was acquired by Canada’s Goldcorp (7.3% of Fund net assets†) primarily for its high-grade vein deposit in the mining-friendly province of Santa Cruz, Argentina. This particular gold resource has grown considerably over the past two years and is anticipated to become a low-cost world-class producer. Shares of Andean Resources gained 176.6% in 2010, with its last trading day in December.

A few of the Fund’s top holdings turned in disappointing performance during 2010, generating positive returns yet lagging the gold price and the Fund’s benchmark index. The U.K.’s Randgold Resources (4.8% of Fund net assets†) experienced ongoing operating difficulties at its Loulo mine in Mali, and political turmoil in the Ivory Coast is affecting the start-up of its Tongon Mine. Its stock was up only 4.3% for the year. We believe these difficulties were likely priced into the market by the end of 2010, and so we held the position on the prospect of better stock performance should conditions improve in 2011. Canadian miners Kinross Gold and Goldcorp gained just 3.6% and 17.5%, respectively during the annual period. As already mentioned, both of these companies made significant acquisitions, for which the market apparently believed they overpaid. We expect both companies to release drill results and plans for development of the newly acquired properties in 2011, which should, in our view, show the acquisitions to be value accretive.

Outlook

As we look ahead, there remain headwinds in the global economy that could continue to bring elevated levels of financial stress, and, as a result, we believe institutions, individuals and central banks may well continue to allocate a portion of their portfolios to gold as a store of value and sound alternative to paper currency.

In February 2010, Fed chairman Ben Bernanke gave a speech to the House Committee on Financial Services to discuss the Fed’s strategy for exiting its extraordinary lending and monetary policies. This raised market expectations for an improving economy and an end to extreme monetary policies in the second half of the year. However, with unemployment hovering near 10%, the Fed found it necessary to implement QE2 in November. That same month, a raft of Republican Congressmen and Congresswomen were swept into office by voters fed up with deficit spending. Despite this, President Obama signed a new temporary tax cut package that will add about $900 billion to the national debt, which already stood at approximately $13 trillion. To date, the economy has not responded particularly well to the tools the government normally uses to combat recessionary forces. For instance, housing, the nation’s largest generator of wealth, remains depressed. Unlike past recessions that were the result of Fed tightening in an over-heated economy, the current economic malaise is the result of a historic real estate bubble and credit contraction. The lingering effects will probably continue through 2011.

The Fund is subject to the risks associated with concentrating its assets in the gold industry, which can be significantly affected by international economic, monetary and political developments. The Fund’s overall portfolio may decline in value due to developments specific to the gold industry. The Fund’s investments in foreign securities involve risks related to adverse political and economic developments unique to a country or a region, currency fluctuations or controls, and the possibility of arbitrary action by foreign governments, including the takeover of property without adequate compensation or imposition of prohibitive taxation. The Fund is subject to risks associated with investments in debt securities, derivatives, commodity-linked instruments, illiquid securities, asset-backed securities, CMOs and small- or mid-cap companies. The Fund is also subject to inflation risk, short sales risk, market risk, non-diversification risk and leverage risk. Please see the prospectus for information on these and other risk considerations.

We appreciate your continued participation in the International Investors Gold Fund, and we look forward to helping you meet your investment goals in the future.

Investment Team Members:

Joseph M. Foster	Charl P. de Malan
Portfolio Manager

†	All Fund assets referenced are Total Net Assets as of December 31, 2010.

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

[1]	The NYSE Arca Gold Miners Index (GDM) is a market capitalization-weighted index comprised of publicly traded companies involved primarily in the mining for gold.

[2]	The S&P® 500 Index consists of 500 widely held common stocks, covering industrials, utility, financial and transportation sectors.

[3]	The U.S. Dollar Index (DXY) indicates the general international value of the U.S. dollar. The DXY does this by averaging the exchange rates between the U.S. dollar and six major world currencies.

INTERNATIONAL INVESTORS GOLD FUND

Geographical Weightings*
(unaudited)

Sector Weightings**
(unaudited)

As of December 31, 2010. Portfolio subject to change.
*	Percentage of net assets.
**	Percentage of investments.

PERFORMANCE COMPARISON
December 31, 2010 (unaudited)

Average Annual Total Return 12/31/10	Class A-INIVX After Maximum Sales Charge[1]	Class A-INIVX Before Sales Charge	GDM†	S&P 500

One Year	42.34%	50.99%	34.75%	15.06%

Five Year	25.08%	26.56%	14.65%	2.29%

Ten Year	28.95%	29.71%	n/a	1.41%

Hypothetical Growth of $10,000 (Ten Years: Class A)

Average Annual Total Return 12/31/10	Class C-IIGCX After Maximum Sales Charge[2]	Class C-IIGCX Before Sales Charge	GDM†	S&P 500

One Year	48.89%	49.89%	34.75%	15.06%

Five Year	25.65%	25.65%	14.65%	2.29%

Life (since 10/3/03)	24.35%	24.35%	n/a	4.88%

Hypothetical Growth of $10,000 (Since Inception: Class C)

† All performance information presented for the NYSE Arca Gold Miners Index (GDM) covering the period prior to 10/07/04 is based on hypothetical, back-tested data. Prior to 10/07/04, the Index was not calculated in real time by an independent calculation agent. Hypothetical, back-tested performance has inherent limitations and is not indicative of future results. No representation is being made that any investment will achieve performance similar to that shown.

INTERNATIONAL INVESTORS GOLD FUND

PERFORMANCE COMPARISON
(continued)

Average Annual Total Return 12/31/10	Class I-INIIX After Maximum Sales Charge[3]	Class I-INIIX Before Sales Charge	GDM	S&P 500

One Year	n/a	51.47%	34.75%	15.06%

Life (since 10/2/06)	n/a	29.98%	14.92%	0.82%

Hypothetical Growth of $10,000 (Since Inception: Class I)

Average Annual Total Return 12/31/10	Class Y-INIYX After Maximum Sales Charge[4]	Class Y-INIYX Before Sales Charge	GDM	S&P 500

Life (since 5/1/10)	n/a	32.59%	22.68%	7.49%

Hypothetical Growth of $10,000 (Since Inception: Class Y)

Inception date for the International Investors Gold Fund was 2/10/56 (Class A), 10/3/03 (Class C), 10/2/06 (Class I) and 5/1/10 (Class Y).

The performance quoted represents past performance. Past performance does not guarantee future results; current performance may be lower or higher than the performance data quoted. Investment return and value of shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance information reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. NAV returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Index returns assume that dividends of the Index constituents in the Index have been reinvested. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. Performance information current to the most recent month end is available by calling 1.800.826.2333 or by visiting vaneck.com.

[1]	A Shares: maximum sales charge is 5.75%	[3]	I shares: no sales or redemption charges
	Gross Expense Ratio 1.25% / Net Expense Ratio 1.25%		Gross Expense Ratio 1.01% / Net Expense Ratio 1.00%
[2]	C Shares: 1.00% redemption charge, first year Gross Expense Ratio 1.95% / Net Expense Ratio 1.95%	[4]	Y shares: no sales or redemption charges Gross Expense Ratio 1.11% / Net Expense Ratio 1.11%

The Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends on securities sold short, taxes and extraordinary expenses) from exceeding 1.45% for Class A, 2.20% for Class C, 1.00% for Class I, and 1.20% for Class Y of the Fund’s average daily net assets per year until May 1, 2011. The expense limitation is expected to continue until the Board of Trustees acts to discontinue all or a portion of such expense limitation

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

NYSE Arca Gold Miners (GDM) Index is a modified market capitalization-weighted index comprised of publicly traded companies involved primarily in the mining for gold.

The S&P® 500 Index consists of 500 widely held common stocks covering industrial, utility, financial and transportation sectors.

TOP TEN EQUITY HOLDINGS*
December 31, 2010* (unaudited)

Kinross Gold Corp.
(Canada, 8.5%)
Kinross Gold is involved in the exploration, development and production of gold in countries around the world. The company currently has operations in the United States, South America, West Africa, and the Russian Far East.

Goldcorp, Inc.
(Canada, 7.3%)
Goldcorp is a North and South American gold producer. The company owns the Red Lake Mine in Ontario, Canada, considered the richest grade gold mine in the world.

Agnico-Eagle Mines Ltd.
(Canada, 7.0%)
Agnico-Eagle Mines is a gold producer with operations primarily in Quebec, Canada. The company also conducts exploration and development activities in Finland, Mexico, and in the United States. Agnico-Eagle’s gold production is primarily from underground mining operations.

Silver Wheaton Corp.
(Canada, 5.0%)
Silver Wheaton purchases and sells by-product silver from operating mines. The company has long term contracts to purchase all or a portion of the silver production from mines in Mexico, Sweden, Peru, Greece and the United States.

Randgold Resources Ltd.
(United Kingdom, 4.8%)
Randgold explores for and develops mines and mineral interests in sub-Saharan Africa. The group has interests in Cote d’Ivoire, Mali, Tanzania and Senegal.

IAMGOLD Corp.
(U.S., 4.3%)
IAMGOLD explores and develops mineral properties. IAMGOLD has gold operations in West African countries, Surinam, and Canada.

Newcrest Mining Ltd.
(Australia, 4.2%)
Newcrest Mining is a gold mining, exploration and production company with projects in Australia, Papua New Guinea, and Indonesia. The company’s projects include Telfer, which is located in Western Australia, and Cadia Hill/ Ridgeway projects in New South Wales.

Osisko Mining Corp.
(Canada, 3.9%)
Osisko Mining is a gold exploration company which is developing the Canadian Malartic gold deposit in Quebec, Canada.

New Gold, Inc.
(Canada, 3.5%)
New Gold is a natural resource company which acquires, explores and develops gold properties in Mexico, the US, and Canada.

Barrick Gold Corp.
(Canada, 3.4%)
Barrick Gold is the world’s largest international gold company with operating mines and development projects in the United States, Canada, South America, Australia and Africa.

* Percentage of net assets.
Portfolio is subject to change.
Company descriptions courtesy of Bloomberg.com.

INTERNATIONAL INVESTORS GOLD FUND

EXPLANATION OF EXPENSES
(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2010 to December 31, 2010.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as program fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Expenses Paid During the Period* July 1, 2010 - December 31, 2010

Class A	Actual	$1,000.00	$1,332.40	$7.13
	Hypothetical**	$1,000.00	$1,019.10	$6.17

Class C	Actual	$1,000.00	$1,327.90	$11.01
	Hypothetical**	$1,000.00	$1,015.75	$9.53

Class I	Actual	$1,000.00	$1,334.30	$5.88
	Hypothetical**	$1,000.00	$1,020.17	$5.09

Class Y	Actual	$1,000.00	$1,333.40	$6.42
	Hypothetical**	$1,000.00	$1,019.70	$5.56

*

Expenses are equal to the Fund’s annualized expense ratio (for the six months ended December 31, 2010), of 1.21% on Class A Shares,1.88% on Class C Shares,1.00% on Class I Shares, and 1.09% on Class Y Shares, multiplied by the average account value over the period, multiplied by 184 and divided by 365 (to reflect the one-half year period).

**	Assumes annual return of 5% before expenses.

MULTI-MANAGER ALTERNATIVES FUND

Dear Shareholder:

The Multi-Manager Alternatives Fund gained 4.67% (Class A shares, excluding sales charge) for the twelve months ended December 31, 2010. In comparison, the HFRX Global Hedge Fund Index1 advanced 5.19% and the S&P® 500 Index2 gained 15.06% for the same period.

The Fund is a hedge-style mutual fund that can allocate among long/short equity, distressed debt, market neutral, global macro, managed futures and other alternative investment strategies. Our investment team—which averages seven years’ experience in managing a multi-manager, hedge-style mutual fund strategy—manages the Fund with a goal of consistent returns, low beta3 and low volatility. The mutual fund structure of the Fund provides portfolio transparency, daily valuation and liquidity unlike many unregistered hedge funds.

Market and Economic Review

The annual period was a tale of two halves, with volatility and weakness in the equity markets through June and a significant rebound during the second half of the year. Driving the dramatic shift most were signs of stability in the economy thanks to continued intervention by the U.S. government. More specifically, while worries about the potential contagion effect of the sovereign debt crisis in Europe loomed over investor sentiment during the first half of the annual period, anticipation of a second round of quantitative easing by the Federal Reserve Board (the “Fed”) went a long way toward helping to ease such concerns. It had become apparent that world governments were attempting to do whatever it took to keep financial markets afloat until real Gross Domestic Product (GDP) growth can spur the economy.

Investors flocked to bonds through much of the annual period, with that trend only breaking in the last months of 2010. U.S. Treasuries were favored as a comparatively “safe haven” through August, but U.S. Treasury prices then fell during the final four months of the year and equity markets and non-Treasury fixed income sectors broadly picked up, as investor sentiment improved.

Fund Review

Overall, the Fund posted solid results during the annual period, closely tracking the performance of the HFRX Global Hedge Fund Index and generating a lower standard deviation4 and a lower beta than the S&P 500 Index. Indeed, the Fund displayed only a fraction of the S&P 500 Index’s volatility, sustaining a maximum drawdown5 of -1.10% versus -12.80% for the S&P 500 Index (based on monthly data).

During the annual period, we continued to broaden the diversification of the Fund’s portfolio with alpha6-driven strategies. We hired Credit Suisse to act as Prime Broker7 for the Fund, enabling us to employ a wider range of strategies more smoothly. We also added three UCITS8 III investments to the Fund’s portfolio. UCITS III is the latest version of European Union-wide regulations governing the creation and distribution of pooled investment funds suitable for marketing to retail investors. It significantly enlarged the range of investment instruments that could be used, notably allowing some use of derivatives, and it makes possible for some alternative investment fund managers such as us to launch UCITS versions of their strategies across the European Union, under a single regulatory framework, so many more investors can access them.

At yearend, we parted ways with two long/short equity managers, redeeming our allocations to both Tetra Capital Management LLC (“Tetra”) and Aristos Capital Management, LLC (“Aristos”), as we believed both were struggling under the weight of stagnant performance and loss of assets. To help replace this exposure, we added a long/short equity investment in the Highland Long/Short Equity Fund. We also added a new sub-adviser, Viathon Capital, L.P. (“Viathon”), which runs a long/short credit strategy.

We added commodity, currency and municipal bond exposure to the Fund during the annual period. We also maintained a long bias within the Fund to emerging market equity and fixed income through much of the annual period. Toward the end of the year, we sold off the Fund’s long fixed income exposure, as we preferred the risk/reward profile of equities going forward.

As of December 31, 2010, the Fund had assets allocated to four sub-advisers and was invested in a variety of open-end mutual funds, ETFs, three UCITS Funds, a structured note and other securities.

Fixed Income Strategy

The Fund garnered strong performance out of its fixed income strategy during the annual period. In implementing the Fund’s fixed income strategy, we shifted out of long only, closed-end funds, which provided gains during the first half of the annual period, and into more actively managed strategies, such that by the end of June 2010, the Fund had completely eliminated its positions in fixed income-oriented closed-end funds. We moved into more actively managed fixed income

MULTI-MANAGER ALTERNATIVES FUND

funds that maintained a high beta to the high yield credit markets. Among these, the Loomis Sayles Bond Fund, a long-only fund, performed well, but we sold out of it in November as we saw more attractive opportunities elsewhere. We built a Fund position in Forward Long/Short Credit Analysis Fund (FLSIX), which manages a long/short high yield municipal bond strategy. FLSIX is an open-end fund, whose objective is total return. FLSIX invests in a non-diversified portfolio of high yield municipal bonds, corporate bonds and preferred securities. FLSIX generated solid returns until municipal bonds began to decline in value in mid-November. Due to our deteriorating view of the risk/reward profile of the municipal bond industry, we exited the Fund’s position in FLSIX in mid-December. A long position in iShares iBoxx $High Yield Corporate Bond Fund (sold by yearend) also provided gains.

As mentioned earlier, Viathon was newly hired as a sub-adviser to implement a long/short fixed income strategy. Viathon employs a fundamental, credit-intensive research process to identify both long and short relative value, event driven and distressed investment opportunities. We opened this account with Viathon Capital at the end of December (10.2% of Fund net assets).

Long/Short Equity Strategy

The long/short equity strategy had a difficult year, as higher than usual equity correlation persisted throughout. Equity correlation makes it difficult to generate alpha through fundamental bottom-up stock selection. This is confirmed by the HFRX Equity Hedge Index9 gaining just 8.92% during the annual period as compared to 15.06% for the S&P 500 Index. In aggregate, the Fund’s long/short equity investments lagged as well.

As such, during the annual period, we reduced longer-biased, less active exposures and redeployed assets into strategies that we believe can generate significant alpha over time. During the first half of the year, we fully redeemed the Fund’s position with Lazard Asset Management LLC, which employed a global asset allocation strategy that sought to take advantage of broad capital market opportunities on both a long and short position basis. During the second half of the year, we redeemed the Fund’s positions with both Tetra and Aristos. We hired Primary Funds (“Primary”) (15.8% of Fund net assets†) as a sub-adviser.

Tetra and Aristos both generated rather flat returns during the time they managed Fund assets during the annual period. Tetra managed a long/short small/mid-cap equity strategy. With net and gross exposures quite low through the year, Tetra performed well through the first six months but significantly lagged the second half rally. Its long portfolio generated solidly positive returns with significant contributions from two core semiconductor holdings, one of which was acquired by a larger competitor, as well as from a manufacturer of specialty pulp and a hazardous waste disposal company. Unfortunately, Tetra’s short portfolio incurred losses that effectively neutralized the gains on the long side. With Fed policy specifically aimed at driving financial markets higher, short strategies were exceedingly challenged during much of the annual period.

Aristos took a fundamentally driven contrarian approach to long/short equity investing. Its strategy seeks to take advantage of negative investor overreactions by investing in fundamentally strong companies on the long side and of unrealistic Wall Street expectations on the short side. During the annual period, Aristos’ fundamental approach pointed to what it considered to be very attractive reward/risk ratios in a number of its core long holdings in the health care, information technology and energy sectors, with many names trading at depressed multiples of earnings and cash flow relative to their prospective growth profiles. Likewise, Aristos’ research pointed to a number of attractive short opportunities in the consumer discretionary sector. There, the sub-adviser was finding individual names that were trading at significantly high multiples as a result of high growth expectations by Wall Street while its own research led it to believe that the stocks it was short would report earnings with little or no top-line growth over the next several quarters. Given the challenges for short strategies, however, during the second half of the annual period, Aristos’ results were disappointing.

Primary generated solid gains during the annual period. Primary employs a balanced, or low net exposure, long/short equity strategy that focuses primarily on mid-cap companies across multiple sectors. Its approach is a fundamentally-driven one, taking into account a top-down view of the economy broken down by sector. At yearend, Primary maintained a significant net long bias. Energy and materials companies comprised the largest allocations in its portfolio. Additional long capital was deployed appreciably in technology companies with a specific focus on telecommunications equipment companies. Further long capital was deployed in transportation companies, as they continued to provide positive commentary on volumes and pricing. The short side of Primary’s portfolio consisted predominantly of health care, consumer discretionary and aerospace companies. Overall, at the end of the annual period, we believe Primary was well positioned for continued economic expansion and a positive environment for equities.

Within the Fund’s long/short equity mutual fund holdings, we redeemed the Fund’s position in the Caldwell & Orkin Market Opportunity Fund, a long/short equity mutual fund, during the first half of the annual period as we were not comfortable with its positioning and with our inability to speak with its portfolio managers. The Fund maintained a position in TFS

Market Neutral Fund (“TFS”) (7.9% of Fund net assets†), another long/short equity mutual fund. TFS posted gains during the annual period. During the first half of the year, TFS had a hard close, and so the Fund’s exposure to TFS steadily declined during the annual period as the Fund’s assets under management grew. TFS moves back to a soft close in January 2011. (For funds, like TFS, a “hard close” indicates that the fund is no longer accepting any additional investments, and a “soft close” indicates that no additional investors will be allowed into the fund, although the fund may continue to accept additional investments from existing investors.) We established a Fund position in Highland Long/Short Equity Fund (“Highland”) (8.8% of Fund net assets†) in early December. Since its inception, Highland has displayed the ability to generate alpha with a low standard deviation and low beta to the S&P 500 Index.

Global Macro Strategy

We maintained an exposure in the Fund to Dix Hills Partners (“Dix Hills”) (5.5% of Fund net assets†) throughout the annual period. Dix Hills Partners actively manages an Alternative Treasury strategy (“ATS”) with a portion of the Fund’s total net assets. Dix Hills’ ATS was positioned short U.S. 10-year Treasuries throughout the fourth quarter and thus benefited from a cumulative increase in yields, bringing 2010 strategy returns into modest but positive territory. 2010 was a year of ups and downs for the ATS and for the U.S. economy. As the year began, many bond market analysts were making the case for higher interest rates in the near to medium term. This optimism was based on an economic recovery and rising inflation expectations. In reality, however, there was a great amount of uncertainty in the market, and yields rose only 16 basis points (a basis point is 1/100th of a percentage point) during the first quarter of 2010. The second and third quarters saw 10-year Treasury yields decline, as optimism in the U.S. economy faded and worries of a double-dip recession and a possible contagion effect from the sovereign debt crisis in Europe began to take hold. By early in the fourth quarter, sentiment began to turn, and a positive trend in 10-year Treasury yields developed, as signs of a U.S. economic recovery, fueled by the Fed’s second round of quantitative easing, began to drive the bond market. According to Dix Hills, the events of 2010 illustrate well that it can be difficult to predict the direction of interest rates over long-term time horizons. Near-term interest rate directions can change quickly over a one-year time period as expectations for the economy are revised. Therefore, having a short-term bond outlook, such as that employed in its ATS, may be most beneficial.

We established a Fund position in both the AC-Statistical Value Market Neutral 12 Vol and 7 Vol Funds (“Statistical Value Funds”) (12.1% of Fund net assets†) through an open-end UCITS III structure during the first half of the annual period. The Statistical Value Funds follow a quantitative, beta neutral, global macro, managed futures strategy and manage to a specific volatility level, using futures to invest in four asset classes—equities, bonds, energy commodities and short-term interest rates. The two Statistical Value Funds in which the Fund held positions had a strong year, with both posting gains.

During the second half of the annual period, we added the Luxcellence-Virtuoso Fund (“Virtuoso”) (8.9% of Fund net assets†), run by Old Park Capital through a UCITS III structure, to the Fund. Virtuoso takes a multi-asset class approach to using futures. Virtuoso can invest in four asset classes—equity (via the Dow Jones EURO STOXX 50 Index traded on Eurex), bonds (via euro-bond futures contracted traded on Eurex), real estate (via the S&P High Yield Europe Property Index), and cash (via the EONIA Index). The reasoning for this is that 95% of European institutional money is in those four asset classes. The assumption underlying the Virtuoso Strategy is that whenever money is reallocated, there are structural transfers among these asset classes according to the behavior of each of them. An example of this is what occurs during a flight to quality. Such transfers do not occur immediately but across time, so Virtuoso takes the time dimension into account. It considers cross-correlations between the returns of each asset class with time lags. Cross-correlations are statistically significant for time lags up to twelve months. Unlike traditional correlations among simultaneous returns, these cross-correlations are observed as being stable across time. Correlations are both positive and negative, signaling momentum and contrarian effects, respectively, which Virtuoso’s models are designed to capture. Virtuoso reallocates on a non-discretionary formulaic basis, dynamically and monthly. Old Park Capital runs its fund to a 7% volatility budget because that back tests to the highest Sharpe ratio.10 Importantly, Virtuoso is fully transparent with daily liquidity and returns published daily on Bloomberg.

Arbitrage Strategy

At the close of 2009, we fully redeemed the Fund’s position with Clutterbuck Capital Management, LLC, which had managed a capital structure arbitrage strategy. We added a similar style strategy through Centaur Performance Group, LLC (“Centaur”) (10.1% of Fund net assets†). We hired Centaur as a sub-adviser to run a capital structure arbitrage strategy in which it evaluates investment opportunities across various asset classes. For the annual period overall, Centaur’s portfolio returns were a bright spot for the Fund, driven by outperformance of several long positions and a number of distressed/special situation trades, which were only partially offset by its short exposure and portfolio hedges. At the end of 2010, Centaur was cautiously positioned given its view that with the average dollar price of high yield bonds in excess of

MULTI-MANAGER ALTERNATIVES FUND

$102, much of the market is call-constrained and appreciation is limited ahead. Centaur also believed that spread tightening, or the narrowing of the yield differential between high yield bonds and duration-equivalent U.S. Treasuries, is likely to be constrained. The sub-adviser was also wary of a number of issues, notably continued stress in Europe and the delicate balancing act of withdrawing stimulus spending and accommodative monetary policies without endangering an economic recovery that has proven to be less than virile to date. Even with this view, Centaur continued to see opportunities with asymmetric risk/reward in select short positions as well as mispriced under-followed mid-market names on the long side at compelling yields.

During the second half of the annual period, we added a “rules based” volatility arbitrage strategy called EMERALD (Equity MEan Reversion ALpha InDex) (4.8% of Fund net assets†) through a note that was structured by Deutsche Bank. EMERALD seeks to capture returns from mean-reversion of the S&P 500 Index during the course of a single week. The tendency for daily returns of an index to be followed by daily returns in the opposite direction (or mean revert) is referred to as negative serial correlation. For an index displaying such a tendency, the net weekly change, or “weekly” volatility, would under-represent the amount the index moved during the week, or “daily” volatility. In the S&P 500 Index, volatility observed daily has exceeded volatility observed weekly over the past eleven years about 70% of the time. EMERALD seeks to monetize this negative serial correlation through a strategy that periodically buys “daily” volatility and sells “weekly” volatility on the S&P 500 Index in equal amounts. EMERALD rebalances frequently to maintain a consistent exposure through periods of changing volatility. Exposure is decreased when volatility is high and increased when volatility is low.

We reduced the Fund’s exposure to The Arbitrage Fund (5.2% of Fund net assets†) during the annual period, as we feel merger arbitrage is a difficult strategy through which to generate meaningful returns via a mutual fund framework due to leverage restrictions. The Arbitrage Fund is an open-end fund whose objective is capital growth by engaging in merger arbitrage. It invests at least 80% of its assets in equity securities of companies that are involved in publicly announced mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations and other corporate reorganizations.

Emerging Markets Strategy

During the annual period, we diversified the Fund’s emerging markets exposure by tapping into the resources available in house. In working with the Fund’s investment team, Van Eck Global’s dedicated emerging markets team recommended a basket of individual securities across a broad array of emerging market countries. We tactically managed the beta of this segment by going long or short various ETFs. This sleeve of the Fund delivered strong performance during the annual period.

Opportunistic Strategy

The Fund’s opportunistic strategy sleeve was another key generator of performance during the annual period. Early in the year, we were able to monetize European sovereign debt concerns by shorting equities in banks of the PIIGS countries (Portugal, Ireland, Italy, Greece and Spain). We also benefited from strength in gold through investments in various gold-focused ETFs and from weakness in the euro through a short-term tactical investment in another ETF.

Outlook

Going forward, our investment team intends to continue to search for alpha-generating strategies with repeatable processes that exist within stable business models. We look to add additional sub-advisers in the long/short equity strategy sleeve to help replace Tetra and Aristos. We also intend to comb the UCITS III and hedge-style mutual fund universes for high quality, liquid strategies as well as strategies that may be implemented through structured notes.

As the Fund implements a fund-of-funds strategy, an investor in the Fund will bear the operating expenses of the “Underlying Funds” in which the Fund invests. The total expenses borne by an investor in the Fund will be higher than if the investor invested directly in the Underlying Funds, and the returns may therefore be lower. The Fund, the Sub-Advisers and the Underlying Funds may use aggressive investment strategies, including absolute return strategies, which are riskier than those used by typical mutual funds. If the Fund and Sub-Advisers are unsuccessful in applying these investment strategies, the Fund and you may lose more money than if you had invested in another fund that did not invest aggressively. The Fund is subject to risks associated with the Sub-Advisers making trading decisions independently, investing in other investment companies, using a particular style or set of styles, basing investment decisions on historical relationships and correlations, trading frequently, using leverage, making short sales, being non-diversified and investing in securities with low correlation to the market. The Fund is also subject to risks associated with investments in foreign markets, emerging market securities, small-cap companies, debt securities, derivatives, commodity-linked instruments, illiquid securities, asset-backed securities and CMOs.

We appreciate your investment in the Multi-Manager Alternatives Fund, and we look forward to helping you meet your investment goals in the future.

Investment Team Members:

Stephen H. Scott Portfolio Manager	Jan F. van Eck Portfolio Manager	Peter Liao	Michael F. Mazier

†	All Fund assets referenced are Total Net Assets as of December 31, 2010.

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

1

The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of eight strategies: convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry.

2	The S&P® 500 Index consists of 500 widely held common stocks, covering industrials, utility, financial and transportation sectors.

3	Beta is a measure of sensitivity to market movements.

4

Standard deviation is a measure of the variability, or volatility, of a security, derived from the security’s historical returns, and used in determining the range of possible future returns. The higher the standard deviation, the greater the potential for volatility.

5	Maximum drawdown is the maximum loss from a market peak to a market trough during a specific period of an investment or fund. Drawdowns help determine an investment’s financial risk.

6

Alpha is a measure of an investment’s performance over and above the performance of other investments of the same risk. A stock with an alpha of 1.25 is projected to rise by an annual premium of 1.25% above its comparable benchmark index.

7

A Prime Broker is a broker-dealer on an exchange that handles the needs of hedge funds, which require a blend of different financial services, such as security lending, reporting, cash management, and stock and mutual fund trade processing.

8	UCITS stands for “Undertakings for Collective Investment in Transferable Securities.”

9

The HFRX Equity Hedge Index is a composite index that measures equity hedge strategies. Equity Hedge strategies maintain positions both long and short in primarily equity and equity derivative securities. A wide variety of investment processes can be employed to arrive at an investment decision, including both quantitative and fundamental techniques; strategies can be broadly diversified or narrowly focused on specific sectors and can range broadly in terms of levels of net exposure, leverage employed, holding period, concentrations of market capitalizations and valuation ranges of typical portfolios. Equity Hedge managers would typically maintain at least 50%, and may in some cases be substantially entirely invested in equities, both long and short.

[10]

A Sharpe ratio is a measure of risk-adjusted performance. The Sharpe ratio is calculated by subtracting the risk-free rate—such as that of a 90-day Treasury Bill—from the rate of return for a portfolio and dividing the result by the standard deviation of the portfolio returns.

MULTI-MANAGER ALTERNATIVES FUND

Fund Allocation by Strategy* (unaudited)

Investment Strategy	4Q 2010 Allocation	2Q 2010 Allocation	Implementation

Arbitrage
Credit Arbitrage	10.05	11.61	Sub-Adviser (Centaur)
Merger Arbitrage	5.35	6.85	Open-End Fund
Volatility Arbitrage	4.84	—	Structured Note

Equity
Emerging Markets	7.23	3.94	ETFs, Other Securities
Long/Short Equity	15.82	10.38	Sub-Adviser (Primary)
Long/Short Equity	—	11.14	Sub-Adviser (Tetra)
Long/Short Equity	—	11.72	Sub-Adviser (Aristos)
Long/Short Equity	9.07	—	Open-End Fund
Long/Short Equity	7.34	11.17	Open-End Fund

Fixed Income
Long/Short Fixed Income	10.19	—	Sub-Adviser (Viathon)
Long/Short Fixed Income	—	4.90	Open-End Fund
Long-Only Fixed Income	—	4.35	Open- and Closed-End Fund

Global Macro
Alternative Treasury Strategy	5.48	8.26	Sub-Adviser (Dix Hills)
Managed Futures	12.47	11.19	UCITS Funds (Statistical Value)
Managed Futures	9.32	—	UCITS Fund (Virtuoso)
Tactical Allocation	1.60	3.21	ETFs, Other Securities

Cash/Equivalents	1.24	1.28	—

Total	100	100	—

As of December 31, 2010. Portfolio subject to change.
*	Percentage of net assets.

Sector Weighting Net Exposure**
(unaudited)

As of December 31, 2010. Portfolio subject to change.
**	Net exposure was calculated by adding long and short positions.

MULTI-MANAGER ALTERNATIVES FUND

PERFORMANCE COMPARISON
December 31, 2010 (unaudited)

Average Annual Total Return 12/31/10	Class A-VMAAX After Maximum Sales Charge[1]	Class A-VMAAX Before Sales Charge	HFRXGL	S&P 500

One Year	(1.36)%	4.67%	5.19%	15.06%

Life (since 6/5/09)	0.00%	3.83%	8.27%	22.79%

Hypothetical Growth of $10,000 (Since Inception: Class A)

Average Annual Total Return 12/31/10	Class I-VMAIX After Maximum Sales Charge[2]	Class I-VMAIX Before Sales Charge	HFRXGL	S&P 500

One Year	n/a	4.89%	5.19%	15.06%

Life (since 6/5/09)	n/a	4.04%	8.27%	22.79%

Hypothetical Growth of $10,000 (Since Inception: Class I)

Average Annual Total Return 12/31/10	Class Y-VMAYX After Maximum Sales Charge[3]	Class Y-VMAYX Before Sales Charge	HFRXGL	S&P 500

Life (since 5/1/10)	n/a	3.51%	2.68%	7.49%

Hypothetical Growth of $10,000 (Since Inception: Class Y)

Inception date for the Multi-Manager Alternatives Fund was 6/5/09 (Class A and Class I) and 5/1/10 (Class Y).

The performance quoted represents past performance. Past performance does not guarantee future results; current performance may be lower or higher than the performance data quoted. Investment return and value of shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance information reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. NAV returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Index returns assume that dividends of the Index constituents in the Index have been reinvested. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. Performance information current to the most recent month end is available by calling 1.800.826.2333 or by visiting vaneck.com.

[1]	A Shares: maximum sales charge is 5.75%
Gross Expense Ratio 2.59% / Net Expense Ratio 2.28%
[2]	I shares: no sales or redemption charges
Gross Expense Ratio 2.35% / Net Expense Ratio 2.00%
[3]	Y shares: no sales or redemption charges
Gross Expense Ratio 2.28% / Net Expense Ratio 1.95%

The Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends on securities sold short, taxes and extraordinary expenses) from exceeding 2.40% for Class A, 1.95% for Class I, and 2.00% for Class Y of the Fund’s average daily net assets per year until May 1, 2011. The expense limitation is expected to continue until the Board of Trustees acts to discontinue all or a portion of such expense limitation.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe, and includes convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage strategies. The S&P® 500 Index consists of 500 widely held common stocks covering industrial, utility, financial and transportation sectors.

MULTI-MANAGER ALTERNATIVES FUND

EXPLANATION OF EXPENSES
(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2010 to December 31, 2010.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as program fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Expenses Paid During the Period* July 1, 2010 - December 31, 2010

Class A	Actual	$1,000.00	$1,043.30	$12.96
	Hypothetical**	$1,000.00	$1,012.52	$12.77

Class I	Actual	$1,000.00	$1,045.40	$11.70
	Hypothetical**	$1,000.00	$1,013.77	$11.52

Class Y	Actual	$1,000.00	$1,045.50	$11.61
	Hypothetical**	$1,000.00	$1,013.85	$11.43

*

Expenses are equal to the Fund’s annualized expense ratio (for the six months ended December 31, 2010), of 2.52% on Class A Shares, 2.27% on Class I Shares, and 2.25% on Class Y Shares, multiplied by the average account value over the period, multiplied by 184 and divided by 365 (to reflect the one-half year period).

**	Assumes annual return of 5% before expenses.

EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS
December 31, 2010

Number of Shares		Value

COMMON STOCKS: 93.1%
Austria: 0.9%
23,000	Raiffeisen Bank International AG #	$1,266,945

Brazil: 8.1%
259,000	BR Malls Participacoes S.A.	2,668,012
63,900	Cia Hering S.A.	1,039,337
116,000	Cielo S.A.	939,879
140,000	Diagnosticos da America S.A.	1,897,590
49,000	Itau Unibanco Holding S.A. (ADR)	1,176,490
148,000	Localiza Rent a Car S.A.	2,398,313
33,000	Marisa Lojas S.A.	500,169
126,000	Rossi Residencial S.A.	1,122,615

		11,742,405

Canada: 1.4%
62,000	Pacific Rubiales Energy Corp.	2,104,496

China / Hong Kong: 19.2%
4,800,000	Bank of China Ltd. #	2,530,448
2,260,000	China Minsheng Banking Corp. Ltd. #	1,931,938
2,470,000	China Qinfa Group Ltd. * #	1,492,845
1,802,000	EVA Precision Industrial Holdings Ltd. #	1,738,067
730,000	Fu Ji Food & Catering Services Holdings Ltd. * #	—
1,380,000	GZI Transportation Ltd. #	798,559
350,000	Harbin Power Equipment Co. Ltd. #	551,998
56,900	Home Inns & Hotels Management, Inc. (ADR) *	2,330,624
295,000	Jiangxi Copper Co. Ltd. (Class H) #	968,618
1,000,000	KWG Property Holding Ltd. #	761,323
340,000	Lianhua Supermarket Holdings Co. Ltd. #	1,624,188
1,167,727	Noble Group Ltd. (SGD) #	1,973,732
1,680,000	Pacific Basin Shipping Ltd. #	1,116,234
4,080,000	PCD Stores Ltd. #	1,222,087
1,400,000	Peace Mark Holdings Ltd. * #	—
4,758,831	Qin Jia Yuan Media Services Co. Ltd. #	881,127
8,820,000	Renhe Commercial Holdings Co. Ltd. #	1,542,139
10,970,000	REXLot Holdings Ltd. #	1,156,057
1,295,000	SJM Holdings Ltd. #	2,054,321
1,230,000	Soho China Ltd. #	914,171
88,500	Tencent Holdings Ltd. #	1,921,286
101,000	Tsingtao Brewery Co. Ltd. #	528,384

		28,038,146

Georgia: 1.1%
79,483	Bank of Georgia (GDR) *	1,605,557

Guernsey: 0.5%
733,949	Raven Russia Ltd. (GBP) #	714,409

India: 9.8%
137,000	Crompton Greaves Ltd. #	949,293
44,000	Financial Technologies India Ltd. #	879,087
825,000	Gujarat NRE Coke Ltd. #	1,207,092
45,000	Gujarat NRE Coke Ltd.	38,343
607,900	Hirco Plc (GBP) *	644,488
172,000	Housing Development & Infrastructure Ltd. * #	749,470
462,000	IVRCL Infrastructures & Projects Ltd. #	1,327,566
77,000	Mahindra & Mahindra Ltd. #	1,339,902

Number of Shares		Value

India: (continued)
350,000	Mundra Port & Special Economic Zone Ltd. #	$1,127,187
75,000	Pantaloon Retail India Ltd. #	709,884
352,000	Rolta India Ltd. #	1,217,567
100,885	Shriram Transport Finance Co. Ltd. #	1,762,035
312,000	Sintex Industries Ltd. #	1,270,369
67,000	Tata Steel Ltd. #	1,018,745

		14,241,028

Indonesia: 2.2%
8,400,000	Bank Pembangunan Daerah Jawa Barat Dan Banten Tbk PT * #	1,351,091
3,620,000	Borneo Lumbung Energi & Metal Tbk PT *	538,380
1,669,500	Mitra Adiperkasa Tbk PT #	495,158
1,750,000	Perusahaan Gas Negara Tbk PT #	858,571

		3,243,200

Israel: 0.3%
68,000	Queenco Leisure International Ltd. (GDR) * § 144A	408,910

Kazakhstan: 1.3%
80,385	Chagala Group Ltd. (GDR) * §	273,309
92,000	Eurasian Natural Resources Corp. (GBP) #	1,512,892
165,000	Kazakhstan Kagazy Plc (GDR) * §	41,250
197,400	Kazakhstan Kagazy Plc (GDR) * § 144A	49,350

		1,876,801

Luxembourg: 1.0%
544,000	L’Occitane International S.A. (HKD) * #	1,503,963

Malaysia: 2.0%
1,945,000	AirAsia Bhd * #	1,595,294
416,700	CB Industrial Product Holding Bhd #	521,734
1,030,000	Faber Group Bhd #	847,959

		2,964,987

Mexico: 1.5%
396,000	Banco Compartamos S.A. de C.V. *	861,260
516,800	Genomma Lab Internacional, S.A. de C.V. *	1,254,548

		2,115,808

Panama: 0.9%
21,200	Copa Holdings S.A. (Class A) (USD)	1,247,408

Philippines: 1.0%
1,800,000	Alliance Global Group, Inc. #	511,634
745,000	International Container Terminal Services, Inc. #	763,699
5,720,000	Megaworld Corp. Warrants (PHP 1.00, expiring 12/14/14) *	184,095

		1,459,428

Russia: 7.2%
140,000	Bank St Petersburg OJSC (USD)	777,309
114,000	Globaltrans Investment Plc (GDR)	1,938,120
30,000	Lukoil (ADR)	1,697,192
6,500	Mail.ru Group Ltd. (GDR) * 144A	234,000
34,000	Pharmstandard (GDR) * #	969,759
825,000	Sberbank RF (USD) #	2,804,181

See Notes to Financial Statements

EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS
(continued)

Number of Shares		Value

Russia: (continued)
700,000	United Company RUSAL Plc (HKD) * #	$1,072,374
21,000	X5 Retail Group N.V. (GDR) * #	972,699

		10,465,634

Singapore: 0.9%
1,290,000	CSE Global Ltd. #	1,308,308

South Africa: 3.2%
40,000	African Rainbow Minerals Ltd. #	1,276,787
30,000	Impala Platinum Holdings Ltd. #	1,062,508
74,000	Imperial Holdings Ltd. #	1,432,649
14,000	Naspers Ltd. #	825,402

		4,597,346

South Korea: 10.5%
42,000	Celltrion, Inc. * #	1,238,058
105,750	Cheil Worldwide, Inc. * #	1,288,688
65,000	Daegu Bank Ltd. * #	891,245
35,000	Hynix Semiconductor, Inc. * #	738,405
8,750	Hyundai Department Store Co. Ltd. * #	1,075,488
9,400	Hyundai Mobis Co. Ltd. * #	2,353,536
3,910	Lotte Shopping Co. * #	1,629,274
19,200	Samsung Card Co. * #	1,064,787
3,950	Samsung Electronics Co. Ltd. #	3,298,788
3,300	Shinsegae Co. Ltd. *	1,785,356

		15,363,625

Switzerland: 0.7%
8,000	Dufry Group * #	1,076,510

Taiwan: 8.8%
1,630,000	Advanced Semiconductor Engineering, Inc. #	1,879,770
1,130,000	Alpha Networks, Inc. #	968,008
333,000	China Ecotek Corp. #	574,206
625,000	Chroma ATE, Inc. #	1,866,631
500,000	Faraday Technology Corp. #	976,830
62,000	HTC Corp. #	1,911,387
815,000	Quanta Computer, Inc. #	1,709,924
446,000	Taiwan Hon Chuan Enterprise Co. Ltd. #	1,016,886
1,315,000	Uni-President Enterprises Corp. #	1,949,880

		12,853,522

Number of Shares		Value

Thailand: 3.3%
65,000	Banpu PCL #	$1,706,264
13,500,000	Quality Houses PCL #	940,156
1,645,000	Tisco Financial Group PCL #	2,220,921

		4,867,341

Turkey: 2.0%
627,976	Sinpas Gayrimenkul Yatirim Ortakligi A.S. * #	840,817
360,000	Turk Hava Yollari * #	1,255,126
105,000	Turkiye Halk Bankasi A.S. #	891,488

		2,987,431

United Arab Emirates: 0.7%
195,000	First Gulf Bank PJSC #	968,979

United Kingdom: 3.5%
48,000	African Minerals Ltd. * #	315,086
875,000	Bellzone Mining Plc (GBP) * #	1,123,278
375,000	International Personal Finance Plc #	2,251,934
52,500	Standard Chartered Plc #	1,417,277

		5,107,575

United States: 1.0%
48,000	First Cash Financial Services, Inc. *	1,487,520

Zimbabwe: 0.1%
750,000	Commercial Bank of Zimbabwe (USD) *	120,000

Total Common Stocks
(Cost: $110,475,335)		135,737,282

PREFERRED STOCKS: 3.9%
Brazil: 3.9%
60,000	Anhanguera Educacional Participacoes S.A.	1,445,783
84,000	Banco ABC Brasil S.A. *	739,807
118,988	Vale S.A.	3,476,457

Total Preferred Stocks
(Cost: $2,812,441)		5,662,047

MONEY MARKET FUND: 3.2%
(Cost: $4,706,666)
4,706,666	AIM Treasury Portfolio - Institutional Class	4,706,666

Total Investments: 100.2%
(Cost: $117,994,442)		146,105,995
Liabilities in excess of other assets: (0.2)%		(228,369)

NET ASSETS: 100.0%		$145,877,626

ADR	—	American Depositary Receipt
GBP	—	British Pound
GDR	—	Global Depositary Receipt
HKD	—	Hong Kong Dollar
PHP	—	Philippine Peso
SGD	—	Singapore Dollar
USD	—	United States Dollar

*	Non-income producing
#

Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $104,373,362 which represents 71.5% of net assets.

§	Illiquid Security — the aggregate value of illiquid securities is $772,819 which represents 0.5% of net assets.
144A

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted to $692,260, or 0.5% of net assets.

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS
(continued)

Restricted securities held by the Fund as of December 31, 2010 are as follows:

Security	Acquisition Date	Number of Shares	Acquisition Cost	Value	% of Net Assets

Kazakhstan Kagazy
Plc (GDR) * § 144A	07/19/2007	197,400	$987,000	$49,350	0.0%
Queenco Leisure International
Ltd. (GDR) * § 144A	07/03/2007	68,000	1,297,605	408,910	0.3

			$2,284,605	$458,260	0.3%

Summary of Investments by Sector (unaudited)	% of Investments	Value

Basic Materials	9.5%	$13,948,570
Communications	5.5	8,029,898
Consumer, Cyclical	17.8	25,975,426
Consumer, Non-cyclical	13.9	20,260,448
Diversified	3.6	5,188,384
Energy	4.6	6,753,387
Financial	25.2	36,775,231
Industrial	7.9	11,600,735
Technology	8.2	12,008,679
Utilities	0.6	858,571
Money Market Fund	3.2	4,706,666

	100.0%	$146,105,995

The summary of inputs used to value the Fund’s investments as of December 31, 2010 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value

Common Stocks:
Austria	$—	$1,266,945	$—	$1,266,945
Brazil	11,742,405	—	—	11,742,405
Canada	2,104,496	—	—	2,104,496
China / Hong Kong	2,330,624	25,707,522	—	28,038,146
Georgia	1,605,557	—	—	1,605,557
Guernsey	—	714,409	—	714,409
India	682,831	13,558,197	—	14,241,028
Indonesia	538,380	2,704,820	—	3,243,200
Israel	408,910	—	—	408,910
Kazakhstan	363,909	1,512,892	—	1,876,801
Luxembourg	—	1,503,963	—	1,503,963
Malaysia	—	2,964,987	—	2,964,987
Mexico	2,115,808	—	—	2,115,808
Panama	1,247,408	—	—	1,247,408
Philippines	184,095	1,275,333	—	1,459,428
Russia	4,646,621	5,819,013	—	10,465,634
Singapore	—	1,308,308	—	1,308,308
South Africa	—	4,597,346	—	4,597,346
South Korea	1,785,356	13,578,269	—	15,363,625
Switzerland	—	1,076,510	—	1,076,510
Taiwan	—	12,853,522	—	12,853,522
Thailand	—	4,867,341	—	4,867,341
Turkey	—	2,987,431	—	2,987,431
United Arab Emirates	—	968,979	—	968,979
United Kingdom	—	5,107,575	—	5,107,575
United States	1,487,520	—	—	1,487,520
Zimbabwe	120,000	—	—	120,000
Preferred Stocks:
Brazil	5,662,047	—	—	5,662,047
Money Market Fund	4,706,666	—	—	4,706,666

Total	$41,732,633	$104,373,362	$—	$146,105,995

See Notes to Financial Statements

GLOBAL HARD ASSETS FUND

SCHEDULE OF INVESTMENTS
(continued)

Number of Shares		Value

COMMON STOCKS: 93.3%
Bermuda: 1.0%
1,841,900	Nabors Industries Ltd. (USD) *	$43,210,974

Brazil: 1.4%
707,700	Brazilian Resources, Inc. (CAD) * # §	77,226
1,726,300	Vale S.A. (ADR)	59,678,191

		59,755,417

Canada: 15.3%
1,013,300	Agnico-Eagle Mines Ltd. (USD)	77,720,110
392,700	First Quantum Minerals Ltd.	42,654,732
1,530,300	Goldcorp, Inc. (USD)	70,363,194
4,768,300	IAMGOLD Corp. (USD)	84,875,740
2,155,700	Kinross Gold Corp. (USD)	40,872,072
2,952,724	Kinross Gold Corp.	56,156,101
182,677	Kinross Gold Corp. Warrants (CAD 21.30, expiring 09/17/14) *	861,667
5,082,100	Osisko Mining Corp. *	74,215,118
2,612,500	Pacific Rubiales Energy Corp.	88,677,336
498,500	Potash Corp. of Saskatchewan, Inc. (USD)	77,182,755
854,100	Teck Cominco Ltd. (USD)	52,809,003

		666,387,828

China / Hong Kong: 0.0%
862,000	Yanzhou Coal Mining Co. Ltd.	2,633,864

Kuwait: 0.2%
14,368,991	Kuwait Energy Co. K.S.C.C. * # § ø	8,009,448

Norway: 1.6%
2,056,900	SeaDrill Ltd. #	70,167,445

Switzerland: 3.2%
6,220,600	Weatherford International Ltd. (USD) *	141,829,680

United Kingdom: 8.3%
11,043,700	Afren Plc * #	25,463,847
435,000	African Minerals Ltd. * # ø	2,855,464
1,893,800	African Minerals Ltd. * #	12,431,444
840,400	Antofagasta Plc #	21,264,783
2,166,300	BHP Billiton Plc #	87,154,423
2,206,500	Heritage Oil Ltd. * #	15,479,487
617,826	Randgold Resources Ltd. (ADR)	50,865,615
949,628	Vedanta Resources Plc #	37,464,437
4,587,300	Xstrata Plc #	108,702,026

		361,681,526

United States: 62.3%
2,370,600	Alpha Natural Resources, Inc. *	142,307,118
2,146,400	Anadarko Petroleum Corp.	163,469,824
519,200	Apache Corp.	61,904,216
1,930,100	Berry Petroleum Co.	84,345,370

Number of Shares		Value

3,239,700	Brigham Exploration Co. *	$88,249,428
2,015,900	Cabot Oil & Gas Corp.	76,301,815
2,526,700	Cameron International Corp. *	128,179,491
978,100	Cimarex Energy Co.	86,591,193
849,050	Concho Resources, Inc. *	74,436,213
2,116,300	Consol Energy, Inc.	103,148,462
950,700	Dril-Quip, Inc. *	73,888,404
4,628,100	Far East Energy Corp. *	3,239,670
996,020	Far East Energy Corp. Warrants (USD 1.25, expiring 12/28/14) * # §	440,739
1,111,800	Freeport-McMoRan Copper & Gold, Inc.	133,516,062
2,075,600	General Maritime Corp.	6,745,700
397,600	Green Plains Renewable Energy, Inc. *	4,476,976
4,869,800	Halliburton Co.	198,833,934
1,277,900	Holly Corp.	52,099,983
3,598,000	Key Energy Services, Inc. *	46,702,040
4,184,400	Louisiana-Pacific Corp. *	39,584,424
1,205,400	Massey Energy Co.	64,669,710
595,600	Murphy Oil Corp.	44,401,980
2,239,075	Newfield Exploration Co. *	161,459,698
746,000	Noble Energy, Inc.	64,215,680
868,100	Occidental Petroleum Corp.	85,160,610
793,700	Peabody Energy Corp.	50,780,926
4,310,200	Petrohawk Energy Corp. *	78,661,150
1,457,500	Pioneer Natural Resources Co.	126,540,150
2,494,200	QEP Resources, Inc.	90,564,402
1,882,900	Schlumberger Ltd.	157,222,150
2,342,000	Steel Dynamics, Inc.	42,858,600
1,163,600	Terex Corp. *	36,118,144
436,900	Walter Energy, Inc.	55,853,296
723,400	Whiting Petroleum Corp. *	84,775,246

		2,711,742,804

Total Common Stocks (Cost: $2,841,785,701)		4,065,418,986

EXCHANGE TRADED FUND: 1.8% (Cost: $67,884,691)
556,600	SPDR Gold Trust *	77,211,553

MONEY MARKET FUND: 5.4% (Cost: $233,822,301)
233,822,301	AIM Treasury Portfolio - Institutional Class	233,822,301

Total Investments: 100.5% (Cost: $3,143,492,693)		4,376,452,840
Liabilities in excess of other assets: (0.5)%		(21,765,906)

NET ASSETS: 100.0%		$4,354,686,934

ADR	— American Depositary Receipt
CAD	— Canadian Dollar
USD	— United States Dollar

*	Non-income producing
#

Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $389,510,769 which represents 8.9% of net assets.

§	Illiquid Security — the aggregate value of illiquid securities is $8,527,413 which represents 0.2% of net assets.
ø	Restricted security - the aggregate value of restricted securities is $10,864,912, or 0.2% of net assets.

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS
(continued)

Restricted securities held by the Fund as of December 31, 2010 are as follows:

Security	Acquisition Date	Number of Shares	Acquisition Cost	Value	% of Net Assets

African Minerals Ltd.	01/21/2010	435,000	$2,833,678	$2,855,464	0.0%
Kuwait Energy Co. K.S.C.C.	08/06/2008	14,368,991	10,862,672	8,009,448	0.2

			$13,696,350	$10,864,912	0.2%

Summary of Investments by Sector (unaudited)	% of Investments	Value

Basic Materials	4.1%	$177,733,018
Capital Goods	0.8	36,118,144
Energy	65.2	2,855,214,881
Industrial Metals	12.4	541,710,974
Paper And Forest	0.9	39,584,424
Precious Metals	9.5	415,057,545
Money Market Fund	5.3	233,822,301
Exchange Traded Fund	1.8	77,211,553

	100.0%	$4,376,452,840

The summary of inputs used to value the Fund’s investments as of December 31, 2010 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value

Common Stocks:
Bermuda	$43,210,974	$—	$—	$43,210,974
Brazil	59,678,191	—	77,226	59,755,417
Canada	666,387,828	—	—	666,387,828
China / Hong Kong	2,633,864	—	—	2,633,864
Kuwait	—	—	8,009,448	8,009,448
Norway	—	70,167,445	—	70,167,445
Switzerland	141,829,680	—	—	141,829,680
United Kingdom	50,865,615	310,815,911	—	361,681,526
United States	2,711,302,065	440,739	—	2,711,742,804
Exchange Traded Fund	77,211,553	—	—	77,211,553
Money Market Fund	233,822,301	—	—	233,822,301

Total	$3,986,942,071	$381,424,095	$8,086,674	$4,376,452,840

The following table reconciles the valuation of the Fund’s Level 3 investment securities and related transactions during the year ended December 31, 2010:

Balance as of 12/31/09	$12,940,445
Realized gain (loss)	405,900
Change in unrealized appreciation (depreciation)	(425,771)
Net purchases (sales)	(4,833.900)
Transfers in and/or out of level 3	—

Balance as of 12/31/10	$8,086,674

See Notes to Financial Statements

INTERNATIONAL INVESTORS GOLD FUND

SCHEDULE OF INVESTMENTS
(continued)

Number of Shares		Value

COMMON STOCKS: 97.3%
Australia: 6.3%
5,084,210	Catalpa Resources Ltd. * #	$10,276,082
3,361,118	Gryphon Minerals Ltd. * #	6,193,463
1,775,725	Newcrest Mining Ltd. #	73,654,588
5,721,260	Perseus Mining Ltd. * #	19,844,385

		109,968,518

Canada: 72.7%
1,278,333	Agnico-Eagle Mines Ltd. (USD)	98,048,141
310,440	Agnico-Eagle Mines Ltd.	23,916,025
800,000	Alamos Gold, Inc.	15,222,770
1,510,000	Amarillo Gold Corp. *	2,657,649
3,000,000	Andina Minerals, Inc. *	4,948,205
1,440,000	Argonaut Gold, Inc. * Ø	6,690,938
660,000	Argonaut Gold, Inc. *	3,066,680
720,000	Argonaut Gold, Inc. Warrants (CAD 4.50, expiring 12/29/12) * § Ø	1,006,537
3,050,000	Aurizon Mines Ltd. *	22,331,288
390,000	Aurizon Mines Ltd. (USD) *	2,854,800
1,122,000	Barrick Gold Corp. (USD)	59,667,960
1,999,000	Bear Creek Mining Corp. *	19,099,366
948,000	Bear Creek Mining Corp. * Ø	9,057,628
650,000	Canaco Resources, Inc. *	3,928,895
412,500	Corvus Gold, Inc. *	327,743
560,000	Eastmain Resources, Inc. *	1,177,109
1,839,000	Eastmain Resources, Inc. * Ø	3,865,544
10,000	Eldorado Gold Corp.	186,061
1,320,146	Eldorado Gold Corp. (AUD) #	24,551,111
382,000	Eldorado Gold Corp. (USD)	7,093,740
2,563,900	European Goldfields Ltd. *	35,919,870
1,625,000	Fortuna Silver Mines, Inc. *	7,812,029
15,000	Franco-Nevada Corp.	501,760
570,000	Franco-Nevada Corp. 144A	19,066,881
2,550,900	Gold Bullion Development Corp. *	2,206,350
159,030	Gold Wheaton Corp. Warrants (CAD 10.00, expiring 07/08/13) * § Ø	44,784
915,194	Goldcorp, Inc.	42,223,370
1,857,897	Goldcorp, Inc. (USD)	85,426,104
17,500	Goldcorp, Inc. Warrants (CAD 45.75, expiring 06/09/11) *	67,761
550,000	Great Basin Gold Ltd. (USD) *	1,628,000
300,000	Great Basin Gold Ltd. * Ø	888,000
4,145,000	Great Basin Gold Ltd. *	12,297,848
2,421,000	Guyana Goldfields, Inc. *	26,053,203
802,800	IAMGOLD Corp.	14,331,389
3,407,200	IAMGOLD Corp. (USD)	60,648,160
1,650,000	International Tower Hill Mines Ltd. *	16,810,319
1,131,000	Keegan Resources, Inc. *	10,009,856
1,433,338	Kinross Gold Corp. (USD)	27,176,088
6,095,027	Kinross Gold Corp.	115,917,692
222,350	Kinross Gold Corp. Ø	4,228,742
354,041	Kinross Gold Corp. Warrants (CAD 21.30, expiring 09/17/14) *	1,669,971
156,618	Kinross Gold Corp. Warrants (CAD 32.00, expiring 09/03/13) *	344,960
2,040,000	Mansfield Minerals, Inc. * Ø	5,642,160
1,020,000	Mansfield Minerals, Inc. Warrants (CAD, expiring) * # § Ø	1,200,241

Number of Shares		Value

Canada: (continued)
1,031,500	Minco Silver Corp. *	$6,587,574
1,026,170	New Gold, Inc. (USD) * Ø	10,015,419
4,312,630	New Gold, Inc. (USD) *	42,091,269
855,170	New Gold, Inc. *	8,325,501
1,130,850	New Gold, Inc. Warrants (CAD 15.00, expiring 04/03/12) * § Ø	102,360
7,585,000	Northgate Minerals Corp. (USD) *	24,272,000
666,666	Northgate Minerals Corp. * Ø	2,132,151
770,000	Northgate Minerals Corp. *	2,462,637
3,356,875	Orezone Gold Corp. *	13,301,908
1,093,333	Osisko Mining Corp. * 144A	15,966,207
3,596,900	Osisko Mining Corp. *	52,526,388
747,000	Pan American Silver Corp. (USD)	30,783,870
602,124	Pan American Silver Corp.	24,786,217
103,000	Pan American Silver Corp. Warrants (CAD 35.00, expiring 12/31/14) * #	1,317,671
2,140,000	Pediment Gold Corp. *	5,273,056
855,000	Pediment Gold Corp. * Ø	2,106,759
764,500	Premier Gold Mines Ltd. *	5,682,043
1,470,000	Rainy River Resources Ltd. *	18,657,749
2,400,000	Rubicon Minerals Corp. *	13,710,148
5,684,000	San Gold Corp. *	22,694,841
2,251,375	Silver Wheaton Corp. (USD) *	87,960,433
18,611	Silver Wheaton Corp. Warrants (CAD 20.00, expiring 09/05/13) *	457,831
3,035,000	Silvercorp Metals, Inc.	38,887,559
7,231,000	Torex Gold Resources, Inc. *	12,144,996
1,038,300	Trelawney Mining and Exploration, Inc. *	3,028,332
3,635,000	Volta Resources, Inc. *	8,774,012
180,597	Yamana Gold, Inc. (USD)	2,311,642
1,188,981	Yamana Gold, Inc.	15,270,328

		1,273,444,629

Mexico: 1.1%
724,000	Fresnillo Plc (GBP) #	18,945,305

South Africa: 3.2%
1,122,000	AngloGold Ashanti Ltd. (ADR)	55,236,060

United Kingdom: 6.5%
3,252,000	African Barrick Gold Ltd. #	30,963,351
1,015,000	Randgold Resources Ltd. (ADR)	83,564,950

		114,528,301

United States: 7.5%
652,000	Allied Nevada Gold Corp. *	17,154,120
2,470,250	Capital Gold Corp. *	12,524,168
912,000	Newmont Mining Corp.	56,024,160
432,100	Royal Gold, Inc.	23,605,623
1,500,000	Tahoe Resources, Inc. (CAD) *	22,176,406

		131,484,477

Total Common Stocks (Cost: $772,807,949)		1,703,607,290

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS
(continued)

Number of Shares		Value

MONEY MARKET FUND: 2.3% (Cost: $40,424,141)
40,424,141	AIM Treasury Portfolio - Institutional Class	$40,424,141

Total Investments: 99.6% (Cost: $813,232,090)		1,744,031,431
Other assets less liabilities: 0.4%		7,042,659

NET ASSETS: 100.0%		$1,751,074,090

ADR	—	American Depositary Receipt
AUD	—	Australian Dollar
CAD	—	Canadian Dollar
GBP	—	British Pound
USD	—	United States Dollar

*	Non-income producing

#

Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $186,946,197 which represents 10.7% of net assets.

§	Illiquid Security - the aggregate value of illiquid securities is $2,353,922 which represents 0.1% of net assets.
144A

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted to $35,033,088, or 2.0% of net assets.

Ø	Restricted security - the aggregate value of restricted securities is $46,981,263, or 2.7% of net assets.

Restricted securities held by the Fund as of December 31, 2010 are as follows:

Security	Acquisition Date	Number of Shares	Acquisition Cost	Value	% of Net Assets

Argonaut Gold, Inc.	11/13/2009	1,440,000	$4,090,715	$6,690,938	0.4%
Argonaut Gold, Inc. Warrants	11/13/2009	720,000	—	1,006,537	0.1
Bear Creek Mining Corp.	08/15/2005	948,000	2,865,287	9,057,628	0.5
Eastmain Resources, Inc.	06/13/2008	1,839,000	2,503,501	3,865,544	0.2
Gold Wheaton Corp. Warrants	06/19/2008	159,030	—	44,784	0.0
Great Basin Gold Ltd.	05/28/2002	300,000	293,351	888,000	0.1
Kinross Gold Corp.	10/22/2007	222,350	983,691	4,228,742	0.2
Mansfield Minerals, Inc.	05/04/2010	2,040,000	2,422,563	5,642,160	0.3
Mansfield Minerals, Inc. Warrants	05/28/2010	1,020,000	605,641	1,200,241	0.1
New Gold, Inc.	06/28/2007	1,026,170	2,350,456	10,015,419	0.6
New Gold, Inc. Warrants	03/09/2007	1,130,850	—	102,360	0.0
Northgate Minerals Corp.	08/15/2005	666,666	781,921	2,132,151	0.1
Pediment Gold Corp.	11/21/2007	855,000	2,648,021	2,106,759	0.1

			$19,545,147	$46,981,263	2.7%

Summary of Investments by Sector (unaudited)	% of Investments	Value

Diversified Minerals	1.6%	$26,746,012
Gold Mining	79.3	1,383,050,966
Metal - Diversified	0.6	10,980,362
Precious Metals	2.1	37,134,467
Silver Mining	14.1	245,695,483
Money Market Fund	2.3	40,424,141

	100.0%	$1,744,031,431

See Notes to Financial Statements

INTERNATIONAL INVESTORS GOLD FUND

SCHEDULE OF INVESTMENTS
(continued)

The summary of inputs used to value the Fund’s investments as of December 31, 2010 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value

Common Stocks:
Australia	$—	$109,968,518	$—	$109,968,518
Canada	1,246,375,606	27,069,023	—	1,273,444,629
Mexico	—	18,945,305	—	18,945,305
South Africa	55,236,060	—	—	55,236,060
United Kingdom	83,564,950	30,963,351	—	114,528,301
United States	131,484,477	—	—	131,484,477
Money Market Fund	40,424,141	—	—	40,424,141

Total	$1,557,085,234	$186,946,197	$—	$1,744,031,431

See Notes to Financial Statements

MULTI-MANAGER ALTERNATIVES FUND

SCHEDULE OF INVESTMENTS
(continued)

Number of Shares		Value

COMMON STOCKS: 19.2%
Basic Materials: 1.4%
2,530	AbitibiBowater, Inc. *	$59,885
216,000	AbitibiBowater, Inc. Escrow Receipt * #	2,160
10,840	Eurasian Natural Resources Corp. (GBP) #	178,258
4,872	Nucor Corp.	213,491
10,051	Steel Dynamics, Inc.	183,933
780	Verso Paper Corp. *	2,668

		640,395

Communications: 2.3%
107,461	Alcatel-Lucent (ADR) *	318,085
3,985	Equinix, Inc. *	323,821
7,500	Finisar Corp. *	222,675
275	Google, Inc. *	163,342

		1,027,923

Consumer, Cyclical: 2.2%
10,890	CVS Caremark Corp.	378,645
5,804	First Cash Financial Services, Inc. *	179,866
26,695	Furniture Brands International, Inc. *	137,212
180	Ltd Brands, Inc.	5,531
1,851	Motorcar Parts of America, Inc. *	24,137
76,250	SJM Holdings Ltd. (HKD) #	120,959
4,870	Starbucks Corp.	156,473
344	The Men’s Wearhouse, Inc.	8,593

		1,011,416

Consumer, Non-cyclical: 0.2%
4,535	Quanta Services, Inc. *	90,337

Diversified: 0.8%
117,420	Noble Group Ltd. (SGD) #	198,467
10,800	Swire Pacific Ltd. (HKD) #	177,444

		375,911

Energy: 3.8%
7,863	Chesapeake Energy Corp.	203,730
2,716	Lukoil (ADR)	153,652
6,387	National Oilwell Varco, Inc.	429,526
4,880	Schlumberger Ltd.	407,480
14,641	Superior Energy Services, Inc. *	512,289

		1,706,677

Financial: 1.5%
241,750	Bank of China Ltd. (HKD) #	127,445
2,200	Henderson Land Development Co. Ltd. (HKD) #	14,986
186,734	Raven Russia Ltd. (GBP) #	181,763
987,850	Renhe Commercial Holdings Co. Ltd. (HKD) #	172,721
133,083	Tisco Financial Group PCL (THB) #	179,676

		676,591

Industrial: 5.2%
3,506	Atlas Air Worldwide Holdings, Inc. *	195,740
6,778	Danaher Corp.	319,718
3,530	Dycom Industries, Inc. *	52,068
7,135	EMCOR Group, Inc. *	206,772
18,111	FEI Co. *	478,312
10,536	Globaltrans Investment Plc (GDR)	179,123
13,053	JB Hunt Transport Services, Inc.	532,693
1,613	Martin Marietta Materials, Inc.	148,783

Number of Shares		Value

Industrial: (continued)
3,315	Roper Industries, Inc.	$253,365

		2,366,574

Technology: 1.8%
23,877	Atmel Corp. *	294,165
38,575	O2Micro International Ltd. (ADR) *	238,393
9,921	Quest Software, Inc. *	275,209

		807,767

Total Common Stocks (Cost: $7,434,402) (a)		8,703,591

Principal Amount

CORPORATE BONDS: 6.0%
$205,000	Broadview Networks Holdings, Inc. 11.38%, 09/01/12	201,412
335,000	Circus & Eldorado Joint Venture 10.13%, 03/01/12	323,694
303,000	Global Crossing UK Finance Plc 10.75%, 12/15/14	315,120
235,000	GMAC, Inc. 1.67%, 03/15/11	232,944
220,000	Harvest Operations Corp 7.50%, 05/31/15 (CAD)	232,490
113,000	Hercules Offshore, Inc. 10.50%, 10/15/17 144A	94,073
108,000	Kemet Corp. 2.25%, 11/15/26	107,595
319,000	LDK Solar Co. Ltd. 4.75%, 04/15/13	314,614
260,000	MGM Mirage 8.38%, 02/01/11	262,600
27,000	Palm Harbor Homes, Inc. 3.25%, 05/15/24	4,995
183,000	Primus Telecommunications Holding, Inc. 13.00%, 12/15/16 144A	199,470
72,000	Terrestar Networks, Inc. 15.00%, 02/15/14 144A	81,360
180,000	USEC, Inc. 3.00%, 10/01/14	162,900
180,000	Verso Paper Holdings LLC 11.50%, 07/01/14	198,450

Total Corporate Bonds (Cost: $2,685,756) (a)		2,731,717

STRUCTURED NOTE: 4.8% (Cost: $2,140,124) (a)
2,138,000	Deutsche Bank A.G. London Branch, Alpha Overlay Securities, 09/24/12 * § (b)	2,158,739

Number of Shares

EXCHANGE TRADED FUNDS: 8.4%
26,389	Claymore/AlphaShares China Small Cap Index ETF	793,253
9,646	iShares MSCI EAFE Small Cap Index Fund	407,158
6,542	iShares MSCI Thailand Index Fund	423,594
1,734	Market Vectors - Gold Miners ETF Ω	106,589
2,828	Market Vectors - Junior Gold Miners ETF Ω	112,809
12,195	Market Vectors - Russia ETF Ω	462,312
1,080	ProShares UltraShort 20+ Year Treasury *	40,014

See Notes to Financial Statements

MULTI-MANAGER ALTERNATIVES FUND

SCHEDULE OF INVESTMENTS
(continued)

Number of Shares		Value

EXCHANGE TRADED FUNDS: (continued)
1,400	SPDR Gold Trust *	$194,208
23,286	WisdomTree Emerging Markets SmallCap Dividend Fund	1,269,087

Total Exchange Traded Funds (Cost: $3,399,941) (a)		3,809,024

OPEN-END FUNDS: 43.1%
30,445	AC Statistical Value Market Neutral 12 Vol Fund * #	4,263,193
10,220	AC Statistical Value Market Neutral 7 Vol Fund * #	1,217,192
353,030	Highland Long/Short Equity Fund	4,003,359
4,476	Luxcellence - Virtuoso Fund * #	4,115,855
242,976	TFS Market Neutral Fund	3,576,602
184,670	The Arbitrage Fund	2,361,934

Total Open-End Funds (Cost: $19,439,932)		19,538,135

OPTIONS PURCHASED: 0.0%
2,000	Aeropostale, Inc. Calls ($27, expiring 04/16/11) *	2,700
2,000	CBOE SPX Volatility Index Calls ($20, expiring 01/19/11) *	3,100
3,900	CBOE SPX Volatility Index Calls ($20, expiring 02/16/11) *	12,090
3,900	CBOE SPX Volatility Index Calls ($30, expiring 02/16/11) *	3,120
3,600	Direxion Daily Financial Bear 3X Shares Calls ($14, expiring 01/22/11) *	72
7,200	Direxion Daily Financial Bear 3X Shares Calls ($15, expiring 01/22/11) *	72
26,400	LDK Solar Co. Ltd. Puts ($4, expiring 01/22/11) *	528

Total Options Purchased (Cost: $70,166)		21,682

MONEY MARKET FUND: 19.3% (Cost: $8,725,446)
8,725,446	AIM Treasury Portfolio - Institutional Class	8,725,446

Total Investments: 100.8% (Cost: $43,895,767)		45,688,334
Liabilities in excess of other assets: (0.8)%		(375,049)

NET ASSETS: 100.0%		$45,313,285

SECURITIES SOLD SHORT: (14.2)%
COMMON STOCKS: (10.7)%
Basic Materials: (0.4)%
(5,620)	RPM International, Inc.	(124,202)
(7,388)	USEC, Inc. *	(44,476)
(148)	Vulcan Materials Co.	(6,565)

		(175,243)

Communications: (0.2)%
(5,424)	Ciena Corp. *	(114,175)

Consumer, Cyclical: (4.2)%
(393)	Abercrombie & Fitch Co.	(22,649)
(1,054)	Chipotle Mexican Grill, Inc. *	(224,144)
(7,740)	Cintas Corp.	(216,410)
(8,968)	Ethan Allen Interiors, Inc.	(179,450)

Number of Shares		Value

Consumer, Cyclical: (continued)
(5,241)	Fastenal Co.	$(313,988)
(2,909)	O’Reilly Automotive, Inc. *	(175,762)
(8,633)	PACCAR, Inc.	(495,707)
(3,793)	Thor Industries, Inc.	(128,810)
(201)	Tiffany & Co.	(11,253)
(3,523)	Walgreen Co.	(137,256)

		(1,905,429)

Consumer, Non-cyclical: (2.2)%
(5,567)	DENTSPLY International, Inc.	(190,224)
(2,402)	Henry Schein, Inc. *	(147,459)
(6,950)	Laboratory Corp. of America Holdings *	(611,044)
(1,985)	Safeway, Inc.	(44,643)

		(993,370)

Energy: (0.0)%
(2,880)	Hercules Offshore, Inc. *	(9,965)

Financial: (0.3)%
(8,749)	Bank of America Corp.	(116,712)

Industrial: (2.6)%
(1,669)	Caterpillar, Inc.	(156,319)
(1,977)	Cymer, Inc. *	(89,103)
(1,098)	Precision Castparts Corp.	(152,853)
(4,505)	The Boeing Co.	(293,996)
(8,500)	Thermo Fisher Scientific, Inc. *	(470,560)

		(1,162,831)

Technology: (0.8)%
(5,535)	ASML Holding N.V.	(212,267)
(4,023)	Cavium Networks, Inc. *	(151,587)

		(363,854)

Total Common Stocks (Proceeds: $(4,512,870))		(4,841,579)

Principal Amount

CORPORATE BONDS: (0.8)%
$(72,000)	C&S Group Enterprises LLC 8.38%, 05/01/17 144A	(69,120)
(19,000)	Great Atlantic & Pacific Tea Co 6.75%, 12/15/12	(6,175)
(72,000)	Hercules Offshore, Inc. 3.38%, 06/01/38	(55,350)
(78,000)	Verso Paper Holdings LLC 4.04%, 08/01/14	(70,590)
(26,000)	Verso Paper Holdings LLC 11.38%, 08/01/16	(26,195)
(129,000)	Vulcan Materials Co. 7.00%, 06/15/18	(135,403)

Total Corporate Bonds (Proceeds: $(356,642))		(362,833)

Number of Shares

EXCHANGE TRADED FUNDS: (2.7)%
(10,430)	Direxion Daily Emerging Markets Bull 3X Shares	(430,863)

(6,297)	SPDR Trust, Series 1	(791,847)

Total Exchange Traded Funds (Proceeds: $(1,091,997))		(1,222,710)

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS
(continued)

Number of Shares		Value

Total Securities Sold Short (Proceeds: $(5,961,509))		$(6,427,122)

COVERED OPTIONS WRITTEN: (0.0)%
(2,000)	Aeropostale, Inc. Calls ($35, expiring 01/22/11) *	$(2,000)
(3,900)	CBOE SPX Volatility Index Calls ($25, expiring 01/19/11) *	(2,535)
(7,900)	CBOE SPX Volatility Index Calls ($25, expiring 02/16/11) *	(11,850)
(7,200)	Direxion Daily Financial Bear 3X Shares Calls ($17, expiring 01/22/11) *	(72)

Total Covered Options Written (Premiums received: $(29,202))		$(16,457)

ADR	— American Depositary Receipt
CAD	— Canadian Dollar
GBP	— British Pound
GDR	— Global Depositary Receipt
HKD	— Hong Kong Dollar
SGD	— Singapore Dollar
THB	— Thai Baht

(a)	All or a portion of these securities are segregated for securities sold short and written options. Total value of the securities segregated, including cash on deposit with broker, is $12,981,446.
(b)	Issued with zero coupon at par. The security is linked to the performance of the Deutsche Bank Fed Funds Total Return Index and the Deutsche Bank Equity Mean Reversion Alpha Index.
Ω	Affiliated issuer - as defined under the Investment Company Act of 1940.
*	Non-income producing
#

Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $10,950,119 which represents 24.2% of net assets.

§	Illiquid Security - the aggregate value of illiquid securities is $2,158,739 which represents 4.8% of net assets.
144A

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted to $305,783, or 0.7% of net assets.

Futures contracts held by the Fund are as follows:

Number of Contracts		Aggregate Value of Contracts	Unrealized Appreciation

16	10 Year U.S. Treasury Note March 2011	$(1,927,000)	$64,291

A summary of the Fund’s transactions in securities of affiliates for the year ended December 31, 2010 is set forth below:

Affiliates	Value 12/31/09	Purchases	Sales Proceeds	Gain (Loss)	Dividend Income	Value 12/31/10

Market Vectors Agribusiness ETF	$57,584	$—	$58,060	$6,641	$—	$—
Market Vectors Gold Miners ETF	—	455,037	375,749	17,456	695	106,589
Market Vectors Junior Gold Miners ETF	—	196,882	127,197	18,041	8,283	112,809
Market Vectors Nuclear Energy ETF	23,566	—	21,903	(2,534)	—	—
Market Vectors Russia ETF	—	400,717	—	—	2,244	462,312

	$81,150	$1,052,636	$582,909	$39,604	$11,222	$681,710

See Notes to Financial Statements

MULTI-MANAGER ALTERNATIVES FUND

SCHEDULE OF INVESTMENTS
(continued)

The summary of inputs used to value the Fund’s investments as of December 31, 2010 is as follows:

Long Position	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value

Common Stocks:
Basic Materials	$459,977	$178,258	$2,160	$640,395
Communications	1,027,923	—	—	1,027,923
Consumer, Cyclical	890,457	120,959	—	1,011,416
Consumer, Non-cyclical	90,337	—	—	90,337
Diversified	—	375,911	—	375,911
Energy	1,706,677	—	—	1,706,677
Financial	—	676,591	—	676,591
Industrial	2,366,574	—	—	2,366,574
Technology	807,767	—	—	807,767
Corporate Bonds	—	2,731,717	—	2,731,717
Structured Note	2,158,739	—	—	2,158,739
Exchange Traded Funds	3,809,024	—	—	3,809,024
Open-End Funds	9,941,895	9,596,240	—	19,538,135
Options Purchased	21,682	—	—	21,682
Money Market Fund	8,725,446	—	—	8,725,446

Total	$32,006,498	$13,679,676	$2,160	$45,688,334

Short Position	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value

Common Stocks *	$(4,841,579)	$—	$—	$(4,841,579)
Corporate Bonds	—	(362,833)	—	(362,833)
Exchange Traded Funds	(1,222,710)	—	—	(1,222,710)

Total	$(6,064,289)	$(362,833)	$—	$(6,427,122)

Other Financial Instruments, net **	$47,834	$—	$—	$47,834

*	See Schedule of Investments for security type and industry sector breakouts.
**	Other financial instruments include futures contracts and written options.

The following table reconciles the valuation of the Fund’s Level 3 investment securities and related transactions during the year ended December 31,2010:

Balance as of 12/31/09	$—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Net purchases (sales)	—
Transfers in and/or out of level 3	2,160

Balance as of 12/31/10	$2,160

See Notes to Financial Statements

VAN ECK FUNDS

STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2010

	Emerging Markets Fund	Global Hard Assets Fund	International Investors Gold Fund	Multi-Manager Alternatives Fund

Assets:
Investments, at value
Unaffiliated issuers (1)	$146,105,995	$4,376,452,840	$1,744,031,431	$45,006,624
Affiliated issuers (2)	—	—	—	681,710
Cash	541,072	—	—	—
Foreign currency (3)	1,125,113	1,366,280	—	—
Receivables:
Due from broker	—	—	—	5,922,546
Investments sold	1,379,041	29,642,181	—	119,649
Shares of beneficial interest sold	757,734	30,666,291	10,458,851	149,833
Dividends and Interest	28,952	1,790,916	416,154	59,909
Prepaid expenses	73,401	1,148,101	856,872	1,492

Total assets	150,011,308	4,441,066,609	1,755,763,308	51,941,763

Liabilities:
Securities sold short (4)	—	—	—	6,427,122
Written options, at value (5)	—	—	—	16,457
Payables:
Dividends on securities sold short	—	—	—	4,913
Investments purchased	674,475	74,345,970	—	27,118
Shares of beneficial interest redeemed	2,938,974	6,525,388	2,220,997	1,000
Due to Adviser	126,638	3,362,678	1,206,703	47,518
Due to custodian	—	—	258	—
Due to Distributor	87,030	1,507,695	860,510	7,373
Deferred Trustee fees	30,802	385,187	229,521	1,697
Variation margin	—	—	—	7,250
Accrued expenses	275,763	252,757	171,229	88,030

Total liabilities	4,133,682	86,379,675	4,689,218	6,628,478

NET ASSETS	$145,877,626	$4,354,686,934	$1,751,074,090	$45,313,285

Class A Shares:
Net Assets	$108,019,456	$2,085,491,875	$1,359,013,856	$38,278,017

Shares of beneficial interest outstanding	7,891,426	39,854,694	55,016,619	4,118,081

Net asset value and redemption price per share	$13.69	$52.33	$24.70	$9.30

Maximum offering price per share (Net asset value per share ÷ 94.25%)	$14.53	$55.52	$26.21	$9.87

Class C Shares:
Net Assets	$27,859,329	$557,023,285	$285,973,302

Shares of beneficial interest outstanding	2,141,111	11,647,251	12,365,913

(Redemption may be subject to a contingent deferred sales charge within the first year of ownership)	$13.01	$47.82	$23.13

Class I Shares:
Net Assets	$4,079,100	$1,650,961,635	$86,981,951	$6,650,537

Shares of beneficial interest outstanding	291,195	30,918,508	2,902,645	712,546

Net asset value, offering and redemption price per share	$14.01	$53.40	$29.97	$9.33

Class Y Shares:
Net Assets	$5,919,741	$61,210,139	$19,104,981	$384,731

Shares of beneficial interest outstanding	432,612	1,167,964	772,745	41,277

Net asset value, offering and redemption price per share	$13.68	$52.41	$24.72	$9.32

Net Assets consist of:
Aggregate paid in capital	$150,912,406	$3,230,384,502	$987,819,789	$44,048,678
Net unrealized appreciation	27,995,686	1,232,914,863	930,800,901	1,393,114
Accumulated net investment loss	(871,709)	(32,881,502)	(164,188,864)	(40,163)
Accumulated net realized loss	(32,158,757)	(75,730,929)	(3,357,736)	(88,344)

	$145,877,626	$4,354,686,934	$1,751,074,090	$45,313,285

(1) Cost of Investments - Unaffiliated issuers	$117,994,442	$3,143,492,693	$813,232,090	$43,310,580

(2) Cost of Investments - Affiliated issuers	$—	$—	$—	$585,187

(3) Cost of foreign currency	$1,085,634	$1,353,752	$—	$—

(4) Proceeds for securities sold short	$—	$—	$—	$5,961,509

(5) Premiums received for written options	$—	$—	$—	$29,202

See Notes to Financial Statements

VAN ECK FUNDS

STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2010

	Emerging Markets Fund	Global Hard Assets Fund	International Investors Gold Fund	Multi-Manager Alternatives Fund

Income:
Dividends	$1,815,059	$29,478,703	$3,716,403	$230,456
Dividends from affiliates	—	—	—	11,222
Interest	2,578	70,743	32,662	137,730
Foreign taxes withheld	(170,373)	(1,332,391)	(372,819)	(54)

Total income	1,647,264	28,217,055	3,376,246	379,354

Expenses:
Management fees	870,030	29,430,570	7,865,024	398,167
Dividends on securities sold short	—	—	—	82,041
Distribution fees - Class A	224,881	3,794,237	2,499,894	66,888
Distribution fees - Class C	196,853	4,075,536	1,779,933	—
Transfer agent fees - Class A	153,533	1,847,939	775,233	46,052
Transfer agent fees - Class C	52,588	596,169	158,266	—
Transfer agent fees - Class I	11,558	45,578	12,046	6,064
Transfer agent fees - Class Y	1,764	2,094	1,351	95
Administration fees	290,010	—	2,871,012	—
Custodian fees	238,400	324,215	169,348	45,528
Professional fees	38,950	578,483	249,391	41,903
Registration fees - Class A	23,999	177,363	59,082	50,966
Registration fees - Class C	28,453	31,845	28,206	—
Registration fees - Class I	19,854	30,318	43,523	4,792
Registration fees - Class Y	4,140	5,446	7,954	156
Reports to shareholders	24,225	462,013	145,011	11,899
Insurance	13,113	197,867	51,838	1,031
Trustees’ fees and expenses	12,258	265,960	129,312	1,940
Interest	179	—	—	11,619
Other	16,549	51,367	26,842	4,969

Total expenses	2,221,337	41,917,000	16,873,266	774,110
Waiver of management fees	(59,926)	(921,899)	(5,838)	(2,307)

Net expenses	2,161,411	40,995,101	16,867,428	771,803

Net investment loss	(514,147)	(12,778,046)	(13,491,182)	(392,449)

Net realized gain (loss) on:
Investments sold - unaffiliated issuers (a)	22,297,852	62,043,352	145,755,645	1,220,770
Investments sold - affiliated issuers	—	—	—	39,604
Capital gain distributions received from other investment companies	—	—	—	470,870
Foreign currency transactions and foreign denominated assets and liabilities	(70,253)	(951,798)	453,929	(994)
Written options	—	—	—	(47,959)
Securities sold short	—	—	—	(744,655)
Futures contracts	—	—	—	(52,866)

Net realized gain	22,227,599	61,091,554	146,209,574	884,770

Change in net unrealized appreciation (depreciation) on:
Investments, futures contracts and written options (b)	6,972,600	850,135,981	420,265,747	1,527,671
Foreign currency transactions and foreign denominated assets and liabilities	39,554	(90,171)	2,758	(30)
Securities sold short	—	—	—	(386,615)

Change in net unrealized appreciation	7,012,154	850,045,810	420,268,505	1,141,026

Net Increase in Net Assets Resulting from Operations	$28,725,606	$898,359,318	$552,986,897	$1,633,347

(a)	Net of foreign taxes of $120,314 for the Emerging Markets Fund
(b)	Net of foreign taxes of $97,899 for the Emerging Markets Fund

See Notes to Financial Statements

VAN ECK FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Emerging Markets Fund		Global Hard Assets Fund

	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2010	Year Ended December 31, 2009

Operations:
Net investment loss	$(514,147)	$(246,569)	$(12,778,046)	$(8,573,391)
Net realized gain (loss)	22,227,599	(21,948,824)	61,091,554	(33,393,442)
Net increase from payments by the Adviser (See Note 13)	—	595,703	—	463,316
Net change in unrealized appreciation	7,012,154	73,269,492	850,045,810	498,719,262

Net increase in net assets resulting from operations	28,725,606	51,669,802	898,359,318	457,215,745

Dividends to shareholders from:
Net investment income
Class A Shares	(282,637)	—	(8,576,710)	—
Class C Shares	(75,896)	—	(2,525,990)	—
Class I Shares	(10,456)	—	(6,628,362)	—
Class Y Shares +	(15,133)	—	(248,769)	—

Total dividends	(384,122)	—	(17,979,831)	—

Share transactions:
Proceeds from sale of shares
Class A Shares	39,167,138	45,851,171	1,039,768,824	778,953,811
Class C Shares	10,040,748	400,000	167,581,811	169,597,575
Class I Shares	86,827	7,944,030	812,883,392	546,328,306
Class Y Shares +	8,282,498	—	57,175,280	—

	57,577,211	54,195,201	2,077,409,307	1,494,879,692

Reinvestment of dividends
Class A Shares	202,563	—	6,511,275	—
Class C Shares	46,510	—	2,344,551	—
Class I Shares	10,456	—	5,518,697	—
Class Y Shares +	15,133	—	215,338	—

	274,662	—	14,589,861	—

Cost of shares redeemed
Class A Shares	(43,976,724)	(26,995,615)	(618,804,076)	(241,510,741)
Class C Shares	(6,941,766)	(1,506,541)	(82,431,006)	(38,793,587)
Class I Shares	—	(5,002,874)	(149,155,942)	(8,520,965)
Class Y Shares +	(3,040,070)	—	(6,070,142)	—

	(53,958,560)	(33,505,030)	(856,461,166)	(288,825,293)

Net increase in net assets resulting from share transactions	3,893,313	20,690,171	1,235,538,002	1,206,054,399

Total increase in net assets	32,234,797	72,359,973	2,115,917,489	1,663,270,144

Net Assets:
Beginning of year	113,642,829	41,282,856	2,238,769,445	575,499,301

End of year #	$145,877,626	$113,642,829	$4,354,686,934	$2,238,769,445

# Including accumulated net investment loss	(871,709)	(425,226)	(32,881,502)	(7,596,480)

*	Commencement of operations
+	Inception date of Class Y is May 1, 2010

See Notes to Financial Statements

VAN ECK FUNDS

STATEMENTS OF CHANGES IN NET ASSETS
(continued)

	International Investors Gold Fund		Multi-Manager Alternatives Fund

	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2010	Period Ended June 5, 2009* through December 31, 2009

Operations:
Net investment loss	$(13,491,182)	$(8,442,189)	$(392,449)	$(72,083)
Net realized gain (loss)	146,209,574	29,687,345	884,770	(35,761)
Net increase from payments by the Adviser (See Note 13)	—	5,000,000	—	—
Net change in unrealized appreciation	420,268,505	320,356,958	1,141,026	252,088

Net increase in net assets resulting from operations	552,986,897	346,602,114	1,633,347	144,244

Dividends and Distributions to shareholders from:
Net investment income
Class A Shares	(101,003,006)	(27,627,772)	(105,375)	—
Class C Shares	(22,342,035)	(4,107,807)	—	—
Class I Shares	(5,366,234)	(193,630)	(18,105)	—
Class Y Shares +	(1,450,876)	—	(976)	—

	(130,162,151)	(31,929,209)	(124,456)	—

Net realized gains
Class A Shares	(81,352,872)	—	(380,972)	—
Class C Shares	(17,931,534)	—	—	—
Class I Shares	(4,326,366)	—	(65,456)	—
Class Y Shares +	(1,169,725)	—	(3,527)	—

	(104,780,497)	—	(449,955)	—

Total dividends and distributions	(234,942,648)	(31,929,209)	(574,411)	—

Share transactions:
Proceeds from sale of shares
Class A Shares	422,750,670	247,585,764	30,679,950	15,547,369
Class C Shares	117,785,889	58,295,438	—	—
Class I Shares	63,714,026	8,008,802	4,129,135	2,500,050
Class Y Shares +	19,484,292	—	382,377	—

	623,734,877	313,890,004	35,191,462	18,047,419

Reinvestment of dividends and distributions
Class A Shares	145,507,913	22,865,823	395,142	—
Class C Shares	26,352,656	2,702,605	—	—
Class I Shares	9,692,592	193,629	39,076	—
Class Y Shares +	2,528,793	—	4,161	—

	184,081,954	25,762,057	438,379	—

Cost of shares redeemed
Class A Shares	(265,361,140)	(184,346,401)	(8,715,794)	(748,443)
Class C Shares	(34,266,890)	(21,626,574)	—	—
Class I Shares	(9,336,162)	(2,318,624)	(99,100)	—
Class Y Shares +	(2,852,529)	—	(3,818)	—

	(311,816,721)	(208,291,599)	(8,818,712)	(748,443)

Net increase in net assets resulting from share transactions	496,000,110	131,360,462	26,811,129	17,298,976

Total increase in net assets	814,044,359	446,033,367	27,870,065	17,443,220

Net Assets:
Beginning of period	937,029,731	490,996,364	17,443,220	—

End of year #	$1,751,074,090	$937,029,731	$45,313,285	$17,443,220

# Including accumulated net investment loss	(164,188,864)	(53,654,107)	(40,163)	(2,851)

*	Commencement of operations
+	Inception date of Class Y is May 1, 2010

See Notes to Financial Statements

MULTI-MANAGER ALTERNATIVES FUND

STATEMENT OF CASH FLOWS
For the year ended December 31, 2010

Cash flows from operating activities
Net increase in net assets resulting from operations	$1,633,347

Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchases of long term securities	(64,524,878)
Proceeds from sale of long term securities	41,223,645
Change in short term investments	(1,898,779)
Proceeds of short sales of long term securities	33,060,966
Purchases of short sale covers of long term securities	(29,705,600)
Net premiums received from options written	(22,236)
Increase in receivable from broker	(4,334,707)
Increase in prepaid expense	(1,492)
Decrease in receivable from investments sold	54,428
Increase in dividends and interest receivable	(56,942)
Decrease in variation margin receivable	9,594
Increase in dividends payable on securities sold short	729
Increase in accrued expenses	15,958
Decrease in payable for investments purchased	(40,097)
Increase in due to Distributor	7,373
Increase in deferred Trustee fees	1,397
Increase in due to Adviser	34,094
Net realized gain from investments and securities sold short	(515,719)
Change in unrealized appreciation of investments	(1,105,936)

Net cash used in operating activities	$(26,164,855)

Cash flows from financing activities*
Proceeds from sales of shares	35,119,387
Cost of shares reacquired	(8,817,712)
Cash distributions paid	(136,032)

Net cash provided by financing activities	26,165,643

Net change in cash	788
Due to custodian, beginning of year	(788)

Cash, end of year	$—

Supplemental disclosure of cash flow information:
Short sale dividends paid during the year	$81,312

Interest expense paid during the year	$10,320

*	Non-cash financing activities not included herein consist of reinvestment of dividends of $438,379.

See Notes to Financial Statements

EMERGING MARKETS FUND

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period:

	Class A

	Year Ended December 31,

	2010	2009		2008	2007	2006

Net asset value, beginning of year	$10.71	$4.86		$16.49	$13.27	$10.98

Income from investment operations:
Net investment income (loss)	(0.04)	(0.02)		—(b )	(0.02)	0.01
Net realized and unrealized gain (loss)on investments	3.06	5.81		(11.23)	4.75	4.27
Payment by the Adviser	—	0.06	(c)	—	—	—

Total from investment operations	3.02	5.85		(11.23)	4.73	4.28

Less distributions from:
Net investment income	(0.04)	—		(0.01)	—	—
Net realized gains	—	—		(0.39)	(1.51)	(1.99)

Total distributions	(0.04)	—		(0.40)	(1.51)	(1.99)

Net asset value, end of year	$13.69	$10.71		$4.86	$16.49	$13.27

Total return (a)	28.17%	120.37	%(c)	(68.12)%	35.66%	38.98%

Ratios/Supplemental Data
Net assets, end of year (000’s)	$108,019	$91,059		$31,768	$156,203	$51,086
Ratio of gross expenses to average net assets	1.74%	1.81%		1.80%	1.70%	1.96%
Ratio of net expenses to average net assets	1.74%	1.81%		1.80%	1.70%	1.95%
Ratio of net expenses, excluding interest expense, to average net assets	1.74%	1.81%		1.80%	1.70%	1.95%
Ratio of net investment income (loss) to average net assets	(0.31)%	(0.26)%		0.03%	(0.22)%	0.06%
Portfolio turnover rate	110%	63%		48%	66%	73%

	Class C

	Year Ended December 31,

	2010	2009		2008	2007	2006

Net asset value, beginning of year	$10.26	$4.68		$16.06	$13.05	$10.90

Income from investment operations:
Net investment loss	(0.10)	(0.06)		(0.09)	(0.07)	(0.07)
Net realized and unrealized gain (loss) on investments	2.89	5.58		(10.89)	4.59	4.21
Payment by the Adviser	—	0.06	(c)	—	—	—

Total from investment operations	2.79	5.58		(10.98)	4.52	4.14

Less distributions from:
Net investment income	(0.04)	—		(0.01)	—	—
Net realized gains	—	—		(0.39)	(1.51)	(1.99)

Total distributions	(0.04)	—		(0.40)	(1.51)	(1.99)

Net asset value, end of year	$13.01	$10.26	(c)	$4.68	$16.06	$13.05

Total return (a)	27.16%	119.23%		(68.40)%	34.65%	37.98%

Ratios/Supplemental Data
Net assets, end of year (000’s)	$27,859	$19,487		$7,807	$33,802	$12,220
Ratio of gross expenses to average net assets	2.61%	2.97%		2.49%	2.38%	2.74%
Ratio of net expenses to average net assets	2.48%	2.49%		2.49%	2.38%	2.72%
Ratio of net expenses, excluding interest expense, to average net assets	2.48%	2.49%		2.49%	2.38%	2.72%
Ratio of net investment loss to average net assets	(1.07)%	(0.92)%		(0.61)%	(0.86)%	(0.70)%
Portfolio turnover rate	110%	63%		48%	66%	73%

(a)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(b)	Amount represents less than $0.005 per share.
(c)

For the year ended December 31, 2009, 0.91% of the Class A and 0.94% of Class C total return, representing $0.06 per share for Class A and Class C, consisted of a payment by the Adviser in connection with past market timing activities and a reimbursement for an investment loss. (See Note 13).

See Notes to Financial Statements

	Class I

	Year Ended December 31,

	2010	2009		2008	2007(a)

Net asset value, beginning of period	$10.91	$4.92		$16.49	$16.49

Income from investment operations:
Net investment income	0.02	0.06		0.06	—
Net realized and unrealized gain (loss)on investments	3.12	5.86		(11.23)	—
Payment by the Adviser	—	0.07	(d)	—	—

Total from investment operations	3.14	5.99		(11.17)	—

Less distributions from:
Net investment income	(0.04)	—		(0.01)	—
Net realized gains	—	—		(0.39)	—

Total distributions	(0.04)	—		(0.40)	—

Net asset value, end of period	$14.01	$10.91		$4.92	$16.49

Total return (c)	28.75%	121.75	%(d)	(67.82)%	0.00	%(e)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$4,079	$3,097		$1,708	$10
Ratio of gross expenses to average net assets	2.23%	2.54%		1.96%	0.00	%(f)
Ratio of net expenses to average net assets	1.25%	1.24%		1.16%	0.00	%(f)
Ratio of net expenses, excluding interest expense, to average net assets	1.25%	1.24%		1.15%	0.00	%(f)
Ratio of net investment income to average net assets	0.18%	0.56%		1.29%	0.00	%(f)
Portfolio turnover rate	110%	63%		48%	0	%(e)

	Class Y

	Period Ended December 31, 2010(b)

Net asset value, beginning of period	$11.30

Income from investment operations:
Net investment loss	(0.03)
Net realized and unrealized gain on investments	2.45

Total from investment operations	2.42

Less distributions from:
Net investment income	(0.04)
Net realized gains	—

Total distributions	(0.04)

Net asset value, end of period	$13.68

Total return (c)	21.48	%(e)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$5,920
Ratio of gross expenses to average net assets	1.73	%(f)
Ratio of net expenses to average net assets	1.70	%(f)
Ratio of net expenses, excluding interest expense, to average net assets	1.70	%(f)
Ratio of net investment loss to average net assets	(0.77	)%(f)
Portfolio turnover rate	110	%(e)

(a)	For the period December 31, 2007 (commencement of operations) through December 31, 2007.
(b)	For the period May 1, 2010 (commencement of operations) through December 31, 2010.
(c)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(d)

For the year ended December 31, 2009, 1.11% of the Class I total return, representing $0.07 per share, consisted of a payment by the Adviser in connection with past market timing activities and a reimbursement for an investment loss. (See Note 13).

(e)	Not annualized
(f)	Annualized

See Notes to Financial Statements

GLOBAL HARD ASSETS FUND

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period:

	Class A

	Year Ended December 31,

	2010		2009		2008	2007	2006

Net asset value, beginning of year	$40.92		$26.84		$48.52	$38.07	$33.24

Income from investment operations:
Net investment loss	(0.20	)(b)	(0.15)		(0.07)	(0.13)	(0.02)
Net realized and unrealized gain (loss) on investments	11.83		14.22		(21.61)	16.36	7.62
Payment by the Adviser	—		0.01	(c)	—	—	—

Total from investment operations	11.63		14.08		(21.68)	16.23	7.60

Less distributions from:
Net investment income	(0.22)		—		—	—	—
Net realized gains	—		—		—	(5.78)	(2.77)

Total distributions	(0.22)		—		—	(5.78)	(2.77)

Net asset value, end of year	$52.33		$40.92		$26.84	$48.52	$38.07

Total return (a)	28.43%		52.46	%(c)	(44.68)%	42.62%	22.86%

Ratios/Supplemental Data
Net assets, end of year (000’s)	$2,085,492		$1,240,769		$410,617	$697,604	$378,879
Ratio of gross expenses to average net assets	1.43%		1.49%		1.46%	1.43%	1.61%
Ratio of net expenses to average net assets	1.40%		1.46%		1.46%	1.43%	1.50%
Ratio of net expenses, excluding interest expense, to average net assets	1.40%		1.46%		1.45%	1.43%	1.50%
Ratio of net investment loss to average net assets	(0.47)%		(0.62)%		(0.17)%	(0.36)%	(0.05)%
Portfolio turnover rate	66%		86%		73%	89%	71%

	Class C

	Year Ended December 31,

	2010		2009		2008	2007	2006

Net asset value, beginning of year	$37.70		$24.92		$45.41	$36.16	$31.90

Income from investment operations:
Net investment loss	(0.48	)(b)	(0.34)		(0.46)	(0.37)	(0.22)
Net realized and unrealized gain (loss) on investments	10.82		13.11		(20.03)	15.40	7.25
Payment by the Adviser	—		0.01	(c)	—	—	—

Total from investment operations	10.34		12.78		(20.49)	15.03	7.03

Less distributions from:
Net investment income	(0.22)		—		—	—	—
Net realized gains	—		—		—	(5.78)	(2.77)

Total distributions	(0.22)		—		—	(5.78)	(2.77)

Net asset value, end of year	$47.82		$37.70		$24.92	$45.41	$36.16

Total return (a)	27.44%		51.28	%(c)	(45.12)%	41.55%	22.04%

Ratios/Supplemental Data
Net assets, end of year (000’s)	$557,023		$358,114		$139,234	$283,246	$146,671
Ratio of gross expenses to average net assets	2.16%		2.30%		2.20%	2.19%	2.24%
Ratio of net expenses to average net assets	2.16%		2.26%		2.20%	2.19%	2.23%
Ratio of net expenses, excluding interest expense, to average net assets	2.16%		2.26%		2.19%	2.19%	2.23%
Ratio of net investment loss to average net assets	(1.23)%		(1.42)%		(0.92)%	(1.11)%	(0.78)%
Portfolio turnover rate	66%		86%		73%	89%	71%

(a)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(b)	Calculated based upon weighted average shares outstanding.
(c)

For the year ended December 31, 2009, 0.03% of the Class A and Class C total return, representing $0.01 per share for Class A and Class C, consisted of a payment by the Adviser in connection with the past market timing activities. (See Note 13).

See Notes to Financial Statements

	Class I

	Year Ended December 31,

	2010		2009		2008	2007	2006(a)

Net asset value, beginning of period	$41.59		$27.14		$48.91	$38.19	$40.74

Income from investment operations:
Net investment income (loss)	(0.02	)(d)	(0.04)		0.15	0.02	0.06
Net realized and unrealized gain (loss) on investments	12.05		14.48		(21.92)	16.48	0.16
Payment by the Adviser	—		0.01	(e)	—	—	—

Total from investment operations	12.03		14.45		(21.77)	16.50	0.22

Less distributions from:
Net investment income	(0.22)		—		—	—	—
Net realized gains	—		—		—	(5.78)	(2.77)

Total distributions	(0.22)		—		—	(5.78)	(2.77)

Net asset value, end of period	$53.40		$41.59		$27.14	$48.91	$38.19

Total return (c)	28.93%		53.24	%(e)	(44.51)%	43.19%	0.54	%(f)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$1,650,962		$639,887		$25,648	$31,652	$3,262
Ratio of gross expenses to average net assets	1.05%		1.10%		1.17%	1.17%	1.25	%(g)
Ratio of net expenses to average net assets	1.00%		1.00%		1.00%	1.02%	0.95	%(g)
Ratio of net expenses, excluding interest expense, to average net assets	1.00%		1.00%		1.00%	1.02%	0.95	%(g)
Ratio of net investment income (loss) to average net assets	(0.04)%		(0.32)%		0.31%	0.04%	0.58	%(g)
Portfolio turnover rate	66%		86%		73%	89%	71	%(f)

	Class Y

	Period Ended December 31, 2010(b)

Net asset value, beginning of period	$43.69

Income from investment operations:
Net investment loss	(0.03	)(d)
Net realized and unrealized gain on investments	8.97

Total from investment operations	8.94

Less distributions from:
Net investment income	(0.22)
Net realized gains	—

Total distributions	(0.22)

Net asset value, end of period	$52.41

Total return (c)	20.47	%(f)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$61,210
Ratio of gross expenses to average net assets	1.10	%(g)
Ratio of net expenses to average net assets	1.10	%(g)
Ratio of net expenses, excluding interest expense, to average net assets	1.10	%(g)
Ratio of net investment loss to average net assets	(0.10	)%(g)
Portfolio turnover rate	66	%(f)

(a)	For the period May 2, 2006 (commencement of operations) through December 31, 2006.
(b)	For the period May 1, 2010 (commencement of operations) through December 31, 2010.
(c)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(d)	Calculated based upon weighted average shares outstanding
(e)

For the year ended December 31, 2009, 0.03% of Class I total return, representing $0.01 per share, consisted of a payment by the Adviser in connection with the past market timing activities. (See Note 13).

(f)	Not annualized
(g)	Annualized

See Notes to Financial Statements

INTERNATIONAL INVESTORS GOLD FUND

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period:

	Class A

	Year Ended December 31,

	2010		2009		2008	2007	2006

Net asset value, beginning of year	$18.92		$11.98		$17.82	$16.00	$12.36

Income from investment operations:
Net investment income (loss)	(0.22	)(b)	(0.07)		(0.13)	0.16	(0.08)
Net realized and unrealized gain (loss) on investments	9.78		7.58		(5.12)	4.23	5.67
Payment by the Adviser	—		0.11	(c)	—	—	—

Total from investment operations	9.56		7.62		(5.25)	4.39	5.59

Less distributions from:
Net investment income	(2.09)		(0.68)		(0.09)	(1.54)	(0.42)
Net realized gains	(1.69)		—		(0.50)	(1.03)	(1.53)

Total distributions	(3.78)		(0.68)		(0.59)	(2.57)	(1.95)

Net asset value, end of year	$24.70		$18.92		$11.98	$17.82	$16.00

Total return (a)	50.99%		63.75	%(c)	(29.03)%	27.41%	45.23%

Ratios/Supplemental Data
Net assets, end of year (000’s)	$1,359,014		$799,296		$436,565	$616,260	$457,587
Ratio of gross expenses to average net assets	1.25%		1.43%		1.45%	1.46%	1.57%
Ratio of net expenses to average net assets	1.25%		1.43%		1.45%	1.46%	1.56%
Ratio of net expenses, excluding interest expense, to average net assets	1.25%		1.43%		1.45%	1.46%	1.56%
Ratio of net investment loss to average net assets	(0.98)%		(1.10)%		(0.76)%	(0.87)%	(1.09)%
Portfolio turnover rate	33%		19%		30%	35%	18%

	Class C

	Year Ended December 31,

	2010		2009		2008	2007	2006

Net asset value, beginning of year	$18.01		$11.45		$17.21	$15.61	$12.17

Income from investment operations:
Net investment income (loss)	(0.36	)(b)	(0.04)		(0.30)	0.26	(0.05)
Net realized and unrealized gain (loss) on investments	9.26		7.08		(4.87)	3.89	5.44
Payment by the Adviser	—		0.10	(c)	—	—	—

Total from investment operations	8.90		7.14		(5.17)	4.15	5.39

Less distributions from:
Net investment income	(2.09)		(0.58)		(0.09)	(1.52)	(0.42)
Net realized gains	(1.69)		—		(0.50)	(1.03)	(1.53)

Total distributions	(3.78)		(0.58)		(0.59)	(2.55)	(1.95)

Net asset value, end of year	$23.13		$18.01		$11.45	$17.21	$15.61

Total return (a)	49.89%		62.52	%(c)	(29.54)%	26.56%	44.29%

Ratios/Supplemental Data
Net assets, end of year (000’s)	$285,973		$131,609		$54,419	$63,207	$33,902
Ratio of gross expenses to average net assets	1.95%		2.31%		2.20%	2.12%	2.22%
Ratio of net expenses to average net assets	1.95%		2.27%		2.20%	2.12%	2.22%
Ratio of net expenses, excluding interest expense, to average net assets	1.95%		2.27%		2.20%	2.12%	2.22%
Ratio of net investment loss to average net assets	(1.68)%		(1.94)%		(1.49)%	(1.55)%	(1.74)%
Portfolio turnover rate	33%		19%		30%	35%	18%

(a)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(b)	Calculated based upon weighted average shares outstanding.
(c)

For the year ended December 31, 2009, 0.58% of the Class A and Class C total return, representing $0.11 for Class A and $0.10 for Class C per share, consisted of a payment by the Adviser in connection with the past market timing activities. (See Note 13). Additionally, 1.49% of Class A and Class C total return resulted from settlement payments received from third parties by the Fund.

See Notes to Financial Statements

	Class I

	Year Ended December 31,

	2010		2009		2008		2007	2006(a)

Net asset value, beginning of period	$22.34		$14.05		$17.95		$16.09	$15.47

Income from investment operations:
Net investment income (loss)	(0.20	)(d)	0.46		(0.04)		0.81	0.10
Net realized and unrealized gain (loss) on investments	11.61		8.42		(3.27)		3.69	2.47
Payment by the Adviser	—		0.14	(e)	—		—	—

Total from investment operations	11.41		9.02		(3.31)		4.50	2.57

Less distributions from:
Net investment income	(2.09)		(0.73)		(0.09)		(1.61)	(0.42)
Net realized gains	(1.69)		—		(0.50)		(1.03)	(1.53)

Total distributions	(3.78)		(0.73)		(0.59)		(2.64)	(1.95)

Net asset value, end of period	$29.97		$22.34		$14.05		$17.95	$16.09

Total return (c)	51.47%		64.34	%(e)	(18.02	)%(f)	27.94%	16.61	%(g)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$86,982		$6,125		$12		$8,570	$12
Ratio of gross expenses to average net assets	1.01%		3.11%		1.17%		1.23%	5.90	%(h)
Ratio of net expenses to average net assets	1.00%		1.00%		1.00%		1.03%	1.25	%(h)
Ratio of net expenses, excluding interest expense, to average net assets	1.00%		1.00%		1.00%		1.03%	1.25	%(h)
Ratio of net investment income (loss) to average net assets	(0.74)%		(0.66)%		(0.25)%		(0.46)%	1.35	%(h)
Portfolio turnover rate	33%		19%		30%		35%	18	%(g)

	Class Y

	Period Ended December 31, 2010(b)

Net asset value, beginning of period	$21.56

Income from investment operations:
Net investment loss	(0.14	)(d)
Net realized and unrealized gain on investments	7.08

Total from investment operations	6.94

Less distributions from:
Net investment income	(2.09)
Net realized gains	(1.69)

Total distributions	(3.78)

Net asset value, end of period	$24.72

Total return (c)	32.59	%(g)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$19,105
Ratio of gross expenses to average net assets	1.11	%(h)
Ratio of net expenses to average net assets	1.11	%(h)
Ratio of net expenses, excluding interest expense, to average net assets	1.11	%(h)
Ratio of net investment loss to average net assets	(0.82	)%(h)
Portfolio turnover rate	33	%(g)

(a)	For the period October 2, 2006 (commencement of operations) through December 31, 2006.
(b)	For the period May 1, 2010 (commencement of operations) through December 31, 2010.
(c)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(d)	Calculated based upon weighted average shares outstanding
(e)

For the year ended December 31, 2009, 0.58% of Class I total return, representing $0.14 per share, consisted of a payment by the Adviser in connection with the past market timing activities. (See Note 13). Additionally, 1.49% of the Class I total return resulted from settlement payments received from third parties by the Fund.

(f)

Total return for the year ended December 31, 2008 was materially affected by significant redemptions during the year, relative to the amount of net assets represented by the class. In the absence of such redemptions, the total return would have been lower.

(g)	Not annualized
(h)	Annualized

See Notes to Financial Statements

MULTI-MANAGER ALTERNATIVES FUND

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period:

	Class A

	Period Ended December 31,

	2010	2009(a)

Net asset value, beginning of period	$9.00	$8.88

Income from investment operations:
Net investment loss	(0.09)	(0.04)
Net realized and unrealized gain on investments	0.51	0.16

Total from investment operations	0.42	0.12

Less distributions from:
Net investment income	(0.03)	—
Net realized gains	(0.09)	—

Total distributions	(0.12)	—

Net asset value, end of period	$9.30	$9.00

Total return (b)	4.67%	1.35	%(c)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$38,278	$14,907
Ratio of gross expenses to average net assets(d)	2.59%	3.03	%(e)
Ratio of net expenses to average net assets(d)	2.59%	2.56	%(e)
Ratio of net expenses, excluding interest on securities sold short and interest expense, to average net assets(d)	2.28%	2.40	%(e)
Ratio of net investment loss to average net assets	(1.33)%	(1.13	)%(e)
Portfolio turnover rate	275%	75	%(c)

	Class I

	Period Ended December 31,

	2010	2009(a)

Net asset value, beginning of period	$9.01	$8.88

Income from investment operations:
Net investment loss	(0.05)	(0.05)
Net realized and unrealized gain on investments	0.49	0.18

Total from investment operations	0.44	0.13

Less distributions from:
Net investment income	(0.03)	—
Net realized gains	(0.09)	—

Total distributions	(0.12)	—

Net asset value, end of period	$9.33	$9.01

Total return (b)	4.89%	1.46	%(c)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$6,651	$2,536
Ratio of gross expenses to average net assets(d)	2.35%	2.94	%(e)
Ratio of net expenses to average net assets(d)	2.31%	2.30	%(e)
Ratio of net expenses, excluding interest on securities sold short and interest expense, to average net assets(d)	2.00%	2.15	%(e)
Ratio of net investment income (loss) to average net assets(d)	(1.05)%	0.89	%(e)
Portfolio turnover rate	275%	75	%(c)

(a)	For the period June 5, 2009 (commencement of operations) through December 31, 2009.
(b)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(c)	Not Annualized.
(d)	The ratios presented do not reflect the Fund’s proportionate share of income and expenses from the Fund’s investments in underlying Funds.
(e)	Annualized.

See Notes to Financial Statements

	Class Y

	Period Ended December 31, 2010(a)

Net asset value, beginning of period	$9.12

Income from investment operations:
Net investment loss	(0.03)
Net realized and unrealized gain on investments	0.35

Total from investment operations	0.32

Less distributions from:
Net investment income	(0.03)
Net realized gains	(0.09)

Total distributions	(0.12)

Net asset value, end of period	$9.32

Total return (b)	3.51	%(c)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$385
Ratio of gross expenses to average net assets(d)	2.28	%(e)
Ratio of net expenses to average net assets(d)	2.27	%(e)
Ratio of net expenses, excluding interest on securities sold short and interest expense, to average net assets(d)	1.95	%(e)
Ratio of net investment loss to average net assets(d)	(1.48	)%(e)
Portfolio turnover rate	275	%(c)

(a)	For the period May 1, 2010 (commencement of operations) through December 31, 2010.
(b)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(c)	Not annualized
(d)	The ratios presented do not reflect the Fund’s proportionate share of income and expenses from the Fund’s investments in underlying Funds.
(e)	Annualized

See Notes to Financial Statements

VAN ECK FUNDS

NOTES TO FINANCIAL STATEMENTS

Note 1—Fund Organization—Van Eck Funds (the “Trust”), is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized as a Massachusetts business trust on April 3, 1985. The Trust operates as a series fund currently comprised of five portfolios. These financial statements relate only to the following investment portfolios: Emerging Markets Fund, Global Hard Assets Fund, International Investors Gold Fund and Multi-Manager Alternatives Fund (collectively the “Funds” and each a “Fund”). The Funds are classified as non-diversified funds. The Emerging Markets Fund seeks long-term capital appreciation by investing primarily in equity securities in emerging markets around the world. The Global Hard Assets Fund seeks long-term capital appreciation by investing primarily in hard asset securities. The International Investors Gold Fund seeks long-term capital appreciation by investing in common stocks of gold-mining companies. The Multi-Manager Alternatives Fund seeks to achieve consistent absolute (positive) returns in various market cycles. Each of the Funds is authorized to issue various classes of shares. Each share class represents an interest in the same portfolio of investments of the respective Fund and is substantially the same in all respects, except that the classes are subject to different distribution fees and sales charges. Class I and Y Shares are sold without a sales charge; Class A Shares are sold subject to a front-end sales charge; and Class C Shares are sold with a contingent deferred sales charge. Class Y Shares commenced operations May 1, 2010.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Funds.

A.

Security Valuation—Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales price as reported at the close of each business day. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ official closing price. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. To the extent these securities are actively traded they are categorized as level 1 in the fair value hierarchy (as described below). Certain foreign securities, whose values may be affected by market direction or events occurring before the Funds’ pricing time (4:00 p.m. Eastern Time) but after the last close of the securities’ primary market, are fair valued using a pricing service and are categorized as level 2 in the fair value hierarchy. The pricing service, using methods approved by the Board of Trustees, considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant ADR’s and futures contracts. The Funds may also fair value securities in other situations, such as, when a particular foreign market is closed but the Fund is open. Bonds and notes are fair valued by a pricing service which utilizes models that incorporate observable data such as sales of similar securities, broker quotes, yields, bids, offers and reference data and are categorized as level 2 in the fair value hierarchy. Short-term obligations purchased with more than sixty days remaining to maturity are valued at market value. Short-term obligations purchased with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates fair value. Open-end mutual fund investments (including money market funds) investments are valued at their closing net asset value each business day and are categorized as level 1 in the fair value hierarchy. Futures are valued using the closing price reported at the close of the respective exchange and are categorized as level 1 in the fair value hierarchy. Forward foreign currency contracts are valued at the spot currency rate plus an amount (“points”), which reflects the differences in interest rates between the U.S. and foreign markets. Securities for which quotations are not available are stated at fair value as determined by a Pricing Committee of Van Eck Associates Corporation (the “Adviser”) appointed by the Board of Trustees. Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and other security specific information are used to determine the fair value for these securities. Depending on the relative significance of valuation inputs, these securities may be classified either as level 2 or level 3 in the fair value hierarchy. The price which the Funds may realize upon sale of an investment may differ materially from the value presented on the Schedules of Investments.

The Funds utilize various methods to measure the fair value of most of its investments on a recurring basis which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels of the fair value hierarchy are described below:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

B.

Federal Income Taxes—It is each Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C.

Currency Translation—Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gains and losses from foreign currency transactions.

D.

Dividends and Distributions to Shareholders—Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from such amounts determined in accordance with GAAP.

E.

Securities Sold Short—The Global Hard Assets Fund and the Multi-Manager Alternatives Fund may make short sales of equity securities. A short sale occurs when a Fund sells a security, which it does not own, by borrowing it from a broker. Proceeds from securities sold short are reported as liabilities on the Statement of Assets and Liabilities and are marked to market daily in accordance with the fair value methodology described in Note 2A. Gains and losses are classified as realized when short positions are closed. In the event that the value of the security that the Fund sold short declines, the Fund will gain as it repurchases the security in the market at the lower price. If the price of the security increases, the Fund will suffer a loss, as it will have to repurchase the security at the higher price. Short sales may incur higher transaction costs than regular securities transactions. Dividends and interest on short sales and interest are recorded as an expense by the Fund on the ex-dividend date or interest payment date. Cash as collected is deposited in a segregated account with brokers, maintained by the Fund, for its open short sales. Until the Fund replaces the borrowed security, the Fund maintains securities or permissible liquid assets in a segregated account with a broker or custodian sufficient to cover its short positions. The Global Hard Assets Fund did not have any short sales during the year ended December 31, 2010. Securities sold short in the Multi-Manager Alternatives Fund at December 31, 2010, are reflected in the Schedule of Investments.

F.

Other—Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Realized gains and losses are calculated on the specific identified cost basis. Interest income, including amortization of premiums and discounts, is accrued as earned. Estimated foreign taxes that are expected to be withheld from proceeds at the sale of certain foreign investments are accrued by the Funds and decrease the unrealized gain on investments. Income, expenses (excluding class-specific expenses) and realized/ unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

In the normal course of business, the Funds enter into contracts that contain a variety of general indemnifications. The Funds’ maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.

G.

Restricted Securities—The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Funds’ Schedules of Investments.

H.

Use of Derivative Instruments—The Funds may make investments in derivative instruments, including, but not limited to, options, futures, structured notes, swaps and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over the counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivatives also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument. Details of this disclosure are found below as well as in the Schedule of Investments.

VAN ECK FUNDS

NOTES TO FINANCIAL STATEMENTS
(continued)

At December 31, 2010, the Funds had the following derivatives (not designated as hedging instruments under GAAP):

	Asset derivatives

	Interest rate risk	Equity risk

Multi-Manager Alternatives Fund
Futures contracts[1]	7,250	—
Written options [2]	—	16,457

[1]	Statement of Assets and Liabilities location: Payable for variation margin. Only current day’s variation margin is reported within the Statement of Assets and Liabilities

[2]	Statement of Assets and Liabilities location: Written options, at value

The impact of transactions in derivative instruments, during the year ended December 31, 2010, were as follows:

	Interest rate risk	Equity risk

Multi-Manager Alternatives Fund
Realized gain(loss):
Written options [3]	—	(47,959)
Future contracts [4]	(52,866)	—
Change in appreciation (depreciation):
Written options [5]	—	14,498
Futures contracts[5]	49,818	—

[3]	Statement of Operations location: Net realized loss on written options
[4]	Statement of Operations location: Net realized loss on futures contracts
[5]	Statement of Operations location: Change in net unrealized appreciation (depreciation) on investments, futures contracts, and written options

The volume of futures contracts and written options outstanding that is presented in the Schedules of Investments is consistent with the derivative activity occurring during the year ended December 31, 2010.

Option Contracts—The Funds are subject to equity price risk, interest rate risk and commodity price risk in the normal course of pursuing their investment objectives. The Funds may invest in call and put options on securities, currencies and commodities to gain exposure to or hedge against changes in the value of equities, interest rates, or commodities. Call and put options give the Funds the right, but not the obligation, to buy (calls) or sell (puts) the instrument underlying the option at a specified price. The premium paid on the option, should it be exercised, will, on a call, increase the cost of the instrument acquired and, on a put, reduce the proceeds received from the sale of the instrument underlying the option. If the options are not exercised, the premium paid will be recorded as a realized loss upon expiration. The Funds may incur additional risk to the extent the value of the underlying instrument does not correlate with the movement of the option value.

The Funds may also write call or put options. The Funds keep the premium whether or not the option is exercised. The premium will be recorded, upon expiration of the option, as a realized gain on the Statement of Operations. If the option is exercised, the Funds must sell, in the case of a written call, or buy, in the case of a written put, the underlying instrument at the exercise price. The Funds may write only covered puts and calls. A covered call option is an option in which the Funds own the instrument underlying the call. A covered call sold exposes the Funds during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying instrument or to possible continued holding of an underlying instrument which might otherwise have been sold to protect against a decline in the market price. A covered put exposes the Funds during the term of the option to a decline in price of the underlying instrument. The Fund maintains securities or permissible liquid assets in a segregated account with a broker or custodian sufficient to cover its put option positions. The Funds may incur additional risk from investments in written currency options if there are unanticipated movements in the underlying currencies.

Multi-Manager Alternatives Fund had the following put and call options written during the year ended December 31, 2010:

	Number of Contracts	Premiums

Options outstanding at December 31, 2009	52	$6,966
Options opened	1,530	285,587
Options written	(818)	(185,217)
Options exercised	(268)	(32,451)
Options expired	(286)	(45,683)

Options outstanding at December 31, 2010	210	$29,202

Futures—The Funds are subject to equity price risk, interest rate risk, commodity price risk and foreign currency exchange risk in the normal course of pursuing their investment objectives. The Funds may engage in futures contracts, which may include: security and interest-rate futures, stock and bond index futures contracts, financial futures, commodity futures and foreign currency futures contracts, to gain exposure to, or hedge against changes in the value of equities, interest rates, commodities or foreign currencies. Global Hard Assets Fund may also buy and sell commodity futures contracts, which may include futures on natural resources and natural resource indices. A security or interest-rate futures contract is an agreement between two parties to buy or sell a specified security at a set price on a future date. An index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and at the end of the contract period. A foreign currency futures contract is an agreement to buy or sell a specified amount of currency at a set price on a future date. A commodity futures contract is an agreement to take or make delivery of a specified amount of a commodity, such as gold, at a set price on a future date. There is minimal counterparty credit risk to the Funds with futures transactions since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Realized gains and losses from futures contracts are reported separately. The Emerging Markets Fund, Global Hard Assets Fund and International Investors Gold Fund did not have any futures contracts during the year ended December 31, 2010.

Forward Foreign Currency Contracts—The Funds are subject to foreign currency risk in the normal course of pursuing its investment objectives. The Funds may buy and sell forward foreign currency contracts to settle purchases and sales of foreign denominated securities. In addition, the Funds may enter into forward foreign currency contracts to hedge foreign denominated assets. Realized gains and losses from forward foreign currency contracts are included in realized gain (loss) on forward foreign currency contracts and foreign currency transactions. The Funds may incur additional risk from investments in forward foreign currency contracts if the counterparty is unable to fulfill its obligation or there are unanticipated movements of the foreign currency relative to the U.S. dollar. The Funds had no forward foreign currency contracts during the year ended December 31, 2010.

Note 3—Investment Management and Other Agreements—The Adviser is the investment adviser to the Funds. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of 0.75% for Emerging Markets Fund. The Adviser receives a management fee from Global Hard Assets Fund based on an annual rate of 1.00% of the first $2.5 billion of average daily net assets of the Fund and 0.90% of average daily net assets in excess of $2.5 billion. The Adviser receives a management fee from International Investors Gold Fund based on an annual rate of 0.75% of the first $500 million of average daily net assets of the Fund, 0.65% on the next $250 million of average daily net assets and 0.50% of average daily net assets in excess of $750 million. The Adviser receives from the Multi-Manager Alternatives Fund a monthly fee at an annual rate of: (i) 1.00% of the Fund’s average daily net assets that are managed by the Adviser, and not by a Sub-Adviser, and that are invested in Underlying Funds (Exchange Traded Funds, Open and Closed End Mutual Funds); and (ii) 1.60% of the Fund’s average daily net assets with respect to all other assets of the Fund. The Adviser offsets the management fees it charges the Multi-Manager Alternatives Fund by the amount it collects as a management fee from an Underlying Fund managed by the Adviser. For the year ended December 31, 2010, the Adviser reduced management fees charged by $2,307 due to such sub-adviser investments. Certain officers and trustees of the Trust are officers, directors or stockholders of the Adviser and Van Eck Securities Corporation (the “Distributor”).

The Adviser has agreed, at least until May 1, 2011, to waive management fees and/or assume expenses, excluding interest, taxes, and extraordinary expenses that exceed a specified percentage of average net assets (expense caps). The current expense caps and the amounts waived by the Adviser for the year ended December 31, 2010, are as follows:

Fund	Expense Cap	Waiver of Management fees

Emerging Markets Fund
Class A	1.95%	$—
Class C	2.50	26,410
Class I	1.25	33,032
Class Y	1.70	484
Global Hard Assets Fund
Class A	1.38%+	$393,875
Class C	2.20	—
Class I	1.00	528,024
Class Y	1.13	—
International Investors Gold Fund
Class A	1.45%	$—
Class C	2.20	—
Class I	1.00	5,838
Class Y	1.20	—

VAN ECK FUNDS

NOTES TO FINANCIAL STATEMENTS
(continued)

Fund	Expense Cap		Waiver of Management fees

Multi-Manager Alternatives Fund
Class A	2.40%		$1,117
Class I	1.95	+	1,182
Class Y	2.00		8

+	For the Class A Shares of Global Hard Assets Fund and Class I Shares of Multi-Manager Alternatives Fund, the expense caps prior to May 1, 2010 were 1.45% and 2.15% respectively.

As of December 31, 2010, the Multi-Manager Alternatives Fund had four sub-advisers, Viathon Capital LP, Dix Hills Partners, LLC, Centaur Performance Group, LLC and Primary Funds, LLC. The Adviser directly paid sub-advisory fees to the sub-advisers at a rate of 1.00% of the portion of the average daily net assets of the Fund managed by each of the sub-advisers.

The Adviser also performs accounting and administrative services for Emerging Markets Fund and International Investors Gold Fund. The Adviser is paid a monthly fee at a rate of 0.25% of the average daily net assets for Emerging Markets Fund, and for International Investors Gold Fund at the rate of 0.25% per year on the first $750 million of the average daily net assets and 0.20% per year of the average daily net assets in excess of $750 million. During the year ended December 31, 2010, the Adviser received $290,010 from Emerging Markets Fund and $2,871,012 from International Investors Gold Fund pursuant to this contract.

For the year ended December 31, 2010, the Distributor, an affiliate of the Adviser, received a total of 8,757,182 in sales loads relating to the sale of shares of the Funds, of which 7,572,794 was reallowed to broker/dealers and the remaining 1,184,388 was retained by the Distributor.

Certain officers of the Trust are officers, directors or stockholders of the Adviser and the Distributor.

Note 4—Investments—The cost of purchases and proceeds from sales of investments, excluding short-term investments, for the year ended December 31, 2010 were as follows:

Fund	Cost of Investments Purchased	Proceeds from Investments Sold

Emerging Markets Fund	$123,460,023	$121,525,191
Global Hard Assets Fund	2,916,145,005	1,825,002,162
International Investors Gold Fund	618,688,962	395,059,698
Multi-Manager Alternatives Fund	94,230,478	74,284,612

Note 5—Income Taxes—As of December 31, 2010, for Federal income tax purposes, the identified cost of investments owned, net unrealized appreciation (depreciation), gross unrealized appreciation, and gross unrealized depreciation of investments were as follows:

Fund	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Emerging Markets Fund	$119,926,815	$36,737,174	$(10,557,994)	$26,179,180
Global Hard Assets Fund	3,204,543,475	1,201,933,603	(30,024,238)	1,171,909,365
International Investors Gold Fund	1,005,948,363	738,828,588	(745,520)	738,083,068
Multi-Manager Alternatives Fund	44,533,807	2,187,205	(1,032,678)	1,154,527

At December 31, 2010, the components of accumulated earnings (deficit) on a tax basis, for each Fund, were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital Losses	Other Temporary Difference	Unrealized Appreciation (Depreciation)	Total

Emerging Markets Fund	$1,091,467	$—	$(32,158,756)	$(30,804)	$26,063,313	$(5,034,780)
Global Hard Assets Fund	4,394,965	—	(51,551,857)	(385,187)	1,171,844,511	1,124,302,432
International Investors Gold Fund	25,399,194	—	—	(229,521)	738,084,628	763,254,301
Multi-Manager Alternatives Fund	376,232	212,231	—	(2,937)	679,081	1,264,607

The tax character of dividends and distributions paid to shareholders were as follows:

Emerging Markets Fund	Year Ended December 31, 2010	Year Ended December 31, 2009

Ordinary income	$384,122	$—

Global Hard Assets Fund	Year Ended December 31, 2010	Year Ended December 31, 2009

Ordinary income	$17,979,831	$—

International Investors Gold Fund	Year Ended December 31, 2010	Year Ended December 31, 2009

Ordinary income*	$141,245,960	$31,929,209
Long term capital gains	93,696,687	—

Total	$234,942,647	$31,929,209

Multi-Manager Alternatives Fund	Year Ended December 31, 2010	Year Ended December 31, 2009

Ordinary income*	$560,049	$—
Long term capital gains	14,360	—

Total	$574,409	$—

*	Include short term capital gains

At December 31, 2010, the following Funds had capital loss carryforwards available to offset future capital gains as follows:

	Expiring in the Year Ended December 31,	Amount

Emerging Markets Fund	2017	$32,158,756
Global Hard Assets Fund	2017	$51,551,857

Emerging Markets Fund utilized capital loss carryforwards of $21,445,604 during the year ended December 31, 2010.

Global Hard Assets Fund utilized capital loss carryforwards of $70,299,887 during the year ended December 31, 2010.

International Investors Gold Fund utilized capital loss carryforwards of $2,414,181 during the year ended December 31, 2010.

During the year ended December 31, 2010, as a result of permanent book to tax differences, primarily due to investments in Passive Foreign Investment Companies, foreign currency gains and losses, and distribution reclasses, the Funds’ incurred differences that affected undistributed (accumulated) net investment income (loss), accumulated net realized gain (loss) on investments and aggregate paid in capital by the amounts in the table below. Net assets were not affected by these reclassifications.

Fund	(Increase) Decrease in Accumulated Net Investment Loss	(Increase) Decrease in Accumulated Net Realized Loss	Increase (Decrease in) Aggregate Paid in Capital

Emerging Markets Fund	$451,786	$(451,786)	$—
Global Hard Assets Fund	5,472,855	(5,472,855)	—
International Investors Gold Fund	33,118,576	(36,893,191)	3,774,615
Multi-Manager Alternatives Fund	479,593	(479,593)	—

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (tax years ended December 31, 2007–2009), or expected to be taken in the Funds’ current tax year. Therefore, no provision for income tax is required in the Funds’ financial statements.

Note 6—Concentration of Risk—The Funds may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, less reliable information about issuers, different securities transaction clearance and settlement practices, and future adverse political and economic developments. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers. The Multi-Manager Alternatives Fund may invest in debt securities which are rated below investment grade by rating agencies. Such securities involve more risk of default than do higher rated securities and are subject to greater price variability. The Global Hard Assets Fund and the International Investors Gold Fund may concentrate their investments in companies which are significantly engaged in the exploration, development, production and distribution of gold and other natural resources such as strategic and other

VAN ECK FUNDS

NOTES TO FINANCIAL STATEMENTS
(continued)

metals, minerals, forest products, oil, natural gas and coal and by investing in gold bullion and coins. Since the Funds may so concentrate, they may be subject to greater risks and market fluctuations than other more diversified portfolios. The production and marketing of gold and other natural resources may be affected by actions and changes in governments. In addition, gold and natural resources may be cyclical in nature. At December 31, 2010, the Adviser owned approximately 98% of Class I Shares of the Emerging Markets Fund, and 7% of Class A and 40% of Class I Shares of the Multi-Manager Alternatives Fund.

Note 7—12b-1 Plan of Distribution—Pursuant to Rule 12b-1 Plans of Distribution (the “Plan”), all of the Funds are authorized to incur distribution expenses which will principally be payments to securities dealers who have sold shares and serviced shareholder accounts and payments to the Distributor, for reimbursement of other actual promotion and distribution expenses incurred by the Distributor on behalf of the Funds. The amount paid under the Plan in any one year is 0.25% of average daily net assets (prior to May 1, 2006, the Emerging Markets Fund and the Global Hard Assets Fund limit was 0.50%) for Class A Shares and 1.00% of average daily net assets for Class C Shares (the “Annual Limitations”).

Note 8—Shareholder Transactions—Shares of beneficial interest issued, reinvested and redeemed (unlimited number of $.001 par value shares authorized):

	Emerging Markets Fund		Global Hard Assets Fund

	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2010	Year Ended December 31, 2009

Class A
Shares sold	3,368,609	5,291,587	24,209,612	22,125,427
Shares reinvested	15,094	—	126,359	—
Shares redeemed	(3,993,187)	(3,332,063)	(14,799,682)	(7,106,534)

Net increase (decrease)	(609,484)	1,959,524	9,536,289	15,018,893

Class C
Shares sold	874,821	964,048	4,221,190	5,177,503
Shares reinvested	3,645	—	49,778	—
Shares redeemed	(637,294)	(732,394)	(2,122,704)	(1,265,255)

Net increase	241,172	231,654	2,148,264	3,912,248

Class I
Shares sold	6,504	87,336	18,717,219	14,674,108
Shares reinvested	761	—	104,978	—
Shares redeemed	—	(150,956)	(3,290,037)	(232,683)

Net increase (decrease)	7,265	(63,620)	15,532,160	14,441,425

Class Y +
Shares sold	654,964		1,305,616
Shares reinvested	1,128		4,173
Shares redeemed	(223,480)		(141,825)

Net increase	432,612		1,167,964

+	Inception date of Class Y is May 1, 2010.

	International Investors Gold Fund		Multi-Manager Alternatives Fund

	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2010	For the Period June 5, 2009 through December 31, 2009

Class A
Shares sold	18,657,167	16,120,613	3,371,946	1,740,235
Shares reinvested	6,035,169	1,240,685	42,672	—
Shares redeemed	(11,924,775)	(11,560,401)	(953,525)	(83,247)

Net increase	12,767,561	5,800,897	2,461,093	1,656,988

Class C
Shares sold	5,480,461	3,840,493
Shares reinvested	1,166,563	154,082
Shares redeemed	(1,590,051)	(1,436,351)

Net increase	5,056,973	2,558,224

Class I
Shares sold	2,574,607	364,013	437,335	281,537
Shares reinvested	331,371	8,898	4,206	—
Shares redeemed	(277,479)	(99,640)	(10,532)	—

Net increase	2,628,499	273,271	431,009	281,537

Class Y +
Shares sold	783,253		41,236
Shares reinvested	104,799		448
Shares redeemed	(115,307)		(407)

Net increase	772,745		41,277

+	Inception date of Class Y is May 1, 2010.

Note 9—Warrants—The Funds may invest in warrants whose values are linked to indices or underlying instruments. The Funds may use these warrants to gain exposure to markets that might be difficult to invest in through conventional securities. Warrants may be more volatile than their linked indices or underlying instruments. Potential losses are limited to the amount of the original investment.

Note 10—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in shares of the Van Eck Funds, as directed by the Trustees.

The expense for the deferred compensation plan is included in “Trustees’ fees and expenses” in the Statements of Operations. The liability for the deferred compensation plan is shown as “Deferred Trustee fees” in the Statements of Assets and Liabilities.

Note 11—Bank Line of Credit—The Trust participates with Van Eck VIP Trust (another registered investment company managed by Adviser) (collectively the “VE/VIP Funds”) in a $20 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the participating Funds at the request of the shareholders and other temporary or emergency purposes. The participating VE/VIP Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the participating VE/VIP Funds at rates based on prevailing market rates in effect at the time of borrowings. During the year ended December 31, 2010, the Emerging Markets Fund and the Multi-Manager Alternatives Fund borrowed under this Facility. The average daily loan balance for the Emerging Markets Fund during the 6 day period for which a loan was outstanding amounted to $727,183 and the weighted average interest rate was 1.48%. The average daily loan balance for the Multi-Manager Alternatives Fund during the 10 day period for which a loan was outstanding amounted to $327,380 and the weighted average interest rate was 1.49%. At December 31, 2010, the Funds had no outstanding borrowings under the Facility.

Note 12—Securities Lending—To generate additional income, the Global Hard Assets Fund, International Investors Gold Fund and Multi-Manager Alternatives Fund may lend its securities pursuant to a securities lending agreement with State Street Bank & Trust Co., the securities lending agent and also the Fund’s custodian. At December 31, 2010, there was no outstanding securities lending activity.

VAN ECK FUNDS

NOTES TO FINANCIAL STATEMENTS
(continued)

Note 13—Payments from Adviser— In 2009, Emerging Markets Fund incurred a loss of $311,484 from an incorrect processing of a corporate action. The Adviser reimbursed the Fund for the total amount of the loss which is reflected in the Statements of Changes in Net Assets as Net increase from payments due from Adviser. The impact to the Fund’s total return is reflected in the Financial Highlights. In addition, the Adviser reimbursed the Emerging Markets Fund, Global Hard Assets Fund and the International Investors Gold Fund $284,219, $463,316, and $5,000,000, respectively, in connection with past market timing activities of certain investors. These payments are reflected in the Statements of Changes in Net Assets as Net increase from payments from Adviser. The impact to the Funds’ total return and per share data, if any, is reflected in the Financial Highlights.

Note 14—Subsequent Event Review—The Funds have evaluated subsequent events and transactions for potential recognition or disclosure through the date the financial statements were issued.

TAX INFORMATION
(unaudited)

The Fund listed below intends to pass through foreign tax credits in the maximum amounts as shown. The gross foreign source income earned during the fiscal year 2010 by the Fund was as shown below.

Fund	Foreign Tax Credits	Gross Foreign Source Income

Emerging Markets Fund	$284,782	$1,815,059

Corporate Dividends Received Deduction
The Funds listed below had the following percentage of ordinary income dividends paid qualify for the Corporate Dividends Received Deduction 2010.

Global Hard Assets Fund	73.58%
International Investors Gold Fund	0.57%
Multi-Manager Alternatives Fund	100.00%

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of Van Eck Funds:

We have audited the accompanying statements of assets and liabilities of Emerging Markets Fund, Global Hard Assets Fund, International Investors Gold Fund and Multi-Manager Alternatives Fund (the Funds comprising Van Eck Funds) (the “Funds”), including the schedules of investments, as of December 31, 2010, and the related statements of operations, changes in net assets, cash flows (for Multi-Manager Alternatives Fund) and financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds at December 31, 2010, the results of their operations, changes in their net assets, cash flows (for Multi-Manager Alternatives Fund) and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 16, 2011

VAN ECK FUNDS

BOARD OF TRUSTEES AND OFFICERS
(unaudited)

Trustee’s Name, Address(1) and Age	Position(s) Held with Trust, Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Trust Complex(3) Overseen by Trustee	Other Directorships Held Outside the Fund Complex(3) During the Past Five Years

Independent Trustees:

Jon Lukomnik 54 (A)(G)	Trustee since March 2006; Currently, Chairman of the Governance Committee	Managing Partner, Sinclair Capital LLC, 2000 to present; Program Director, IRRC Institute, 2008 to present.	10	Director, The Governance Fund, LLC; formerly Director of Sears Canada, Inc.

Jane DiRenzo Pigott 53 (A)(G)	Trustee since July 2007	Managing Director, R3 Group, LLC, 2002 to present.	10	Director and Chair of Audit Committee of 3E Company; formerly Director of MetLife Investment Funds, Inc.

Wayne H. Shaner 63 (A)(G)	Trustee since March 2006	Managing Partner, Rockledge Partners LLC, 2003 to present; Public Member of the Investment Committee, Maryland State Retirement System since 1991.	10	Director, The Torray Funds, since 1993 (Chairman of the Board since December 2005).

R. Alastair Short 57 (A)(G)	Trustee since June 2004; Currently, Vice Chairman of the Board and Chairman of the Audit Committee	President, Apex Capital Corporation (personal investment vehicle), Jan. 1988 to present; Vice Chairman, W. P. Stewart & Co., Ltd. (asset management firm), September 2007 to September 2008; Managing Director, The GlenRock Group, LLC (private equity investment firm), May 2004 to September 2007.	45	Chairman and Independent Director, EULAV Asset Management; Independent Director, Tremont Offshore Funds; Director, Kenyon Review; Director, The Medici Archive Project.

Richard D. Stamberger 51 (A)(G)	Trustee since 1995; Currently, Chairman of the Board	President and CEO, SmartBrief, Inc. (business media company), 1999 to present.	45	Director, SmartBrief, Inc.

Robert L. Stelzl 65 (A)(G)	Trustee since July 2007	Trustee, Joslyn Family Trusts, 2003 to present; President, Rivas Capital (real estate property management services company), 2004 to present.	10	Director, Brookfield Properties, Inc.; Director and Chairman, Brookfield Homes, Inc.

(1)	The address for each Trustee and officer is 335 Madison Avenue, 19th Floor, New York, New York 10017.
(2)

Each Trustee serves until resignation, death, retirement or removal. The Board established a mandatory retirement policy applicable to all independent Trustees, which provides that Independent Trustees shall resign from the Board on December 31 of the year such Trustee reaches the age of 75.

(3)	The Fund Complex consists of Van Eck Funds, Van Eck VIP Trust and Market Vectors ETF Trust.
(A)	Member of the Audit Committee.
(G)	Member of the Governance Committee.

BOARD OF TRUSTEES AND OFFICERS
(unaudited) (continued)

Officer’s Name, Address(1) and Age	Position(s) Held with Trust	Term of Office and Length of Time Served(2)	Principal Occupations During the Past Five Years

Officers:

Russell G. Brennan, 46	Assistant Vice President and Assistant Treasurer	Since 2008

Assistant Vice President of the Adviser, Van Eck Associates Corporation (Since 2008); Manager (Portfolio Administration) of the Adviser (September 2005-October 2008); Vice President, Robeco Investment Management (July1990-September 2005); Officer of other investment companies advised by the Adviser.

Charles T. Cameron, 50	Vice President	Since 1996	Director of Trading (Since 1995) and Portfolio Manager (Since 1997) for the Adviser; Officer of other investment companies advised by the Adviser.

John J. Crimmins, 53	Vice President and Treasurer	Since 2009

Vice President of Portfolio Administration of the Adviser (Since 2009); Vice President of Van Eck Securities Corporation (VESC) and Van Eck Absolute Return Advisers (VEARA) (Since 2009); Chief Financial, Operating and Compliance Officer, Kern Capital Management LLC (September 1997-February 2009); Officer of other investment companies advised by the Adviser.

Susan C. Lashley, 56	Vice President	Since 1998	Vice President of the Adviser and VESC; Officer of other investment companies advised by the Adviser.

Thomas K. Lynch, 54	Chief Compliance Officer	Since 2007

Chief Compliance Officer of the Adviser and VEARA (Since December 2006) and VESC (Since August 2008); Vice President of the Adviser, VEARA and VESC, Treasurer (April 2005-December 2006); Second Vice President of Investment Reporting, TIAA-CREF (January 1996- April 2005). Officer of other investment companies advised by the Adviser.

Laura I. Martínez, 30	Assistant Vice President and Assistant Secretary	Since 2008

Assistant Vice President, Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (Since 2008); Associate, Davis Polk & Wardwell (October 2005-June 2008); Stanford Law School (September 2002-June 2005); Officer of other investment companies advised by the Adviser.

Joseph J. McBrien, 62	Senior Vice President, Secretary and Chief Legal Officer	Since 2005

Senior Vice President, General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (Since December 2005); Director of VESC and VEARA (since October 2010); Managing Director, Chatsworth Securities LLC (March 2001-November 2005); Officer of other investment companies advised by the Adviser.

Jonathan R. Simon, 36	Vice President and Assistant Secretary	Since 2006

Vice President, Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (Since 2006); Associate, Schulte Roth & Zabel (July 2004-July 2006); Officer of other investment companies advised by the Adviser.

Bruce J. Smith, 55	Senior Vice President and Chief Financial Officer	Since 1985

Senior Vice President, Chief Financial Officer, Treasurer and Controller of the Adviser, VESC and VEARA (Since 1997); Director of Adviser, VESC and VEARA (since October 2010); Officer of other investment companies advised by the Adviser.

Jan F. van Eck, 47	Chief Executive Officer and President	Since 2005 (serves as Chief Executive Officer and President since 2010, prior thereto served as Executive Vice President)

Director, President and Owner of the Adviser; Director and President of VESC; Director and President of VEARA; Trustee, President and Chief Executive Officer of Market Vectors ETF Trust; Officer of other investment companies advised by the Adviser.

(1)	The address for each Executive Officer is 335 Madison Avenue, 19th Floor, New York, NY 10017.
(2)	Officers are elected yearly by the Trustees.

VAN ECK FUNDS

APPROVAL OF SUB-ADVISORY AGREEMENT
(unaudited)

Multi-Manager Alternatives Fund

Approval of Sub-Advisory Agreement

The Investment Company Act of 1940, as amended, provides, in substance, that each investment advisory agreement between a fund and its investment advisers will be entered into only if it is approved, and will continue in effect from year to year, after an initial two-year period, only if its continuance is approved at least annually, by the Board of Trustees (the “Board”), including by a vote of a majority of the Trustees who are not “interested persons” of the Funds (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At an in-person meeting held on September 14-15, 2010 (the “Meeting”), the Board, which is comprised exclusively of Independent Trustees, considered authorizing the Adviser to enter into a new sub-advisory agreement with respect to the Fund, for an initial two-year term with Viathon Capital, LP to serve as a sub-adviser for the Fund (the “New Sub-adviser”).

The Board reviewed and considered information that had been provided throughout the year at regular Board meetings as well as information prepared specifically in connection with the Board’s deliberations with respect to the approval of the proposed sub-advisory arrangement for the Fund. This information included, among other things, information about the Adviser’s short-term and long-term business plans with respect to the Fund; a description of the proposed sub-advisory agreement, its terms, and the services to be provided and fee to be paid thereunder; and information regarding the New Sub-adviser’s organization, personnel, investment processes and strategies, and key compliance procedures.

In considering whether to approve the sub-advisory agreement with the New Sub-adviser, the Board evaluated the following factors: (1) the nature, extent and quality of the services to be provided by the New Sub-adviser; (2) the capabilities and background of the New Sub-adviser’s investment personnel, and the overall capabilities, experience, resources and strengths of the New Sub-adviser in managing other accounts utilizing similar investment strategies; (3) the terms of the sub-advisory agreement with the New Sub-adviser and the reasonableness and appropriateness of the particular fee to be paid for the services described therein; (4) the willingness and ability of the New Sub-adviser to implement its investment strategy for the Fund with a small amount of assets at the inception of the sub-advisory relationship; (5) the scalability of the New Sub-adviser’s processes and procedures over time; and (6) the Fund’s structure and the manner in which the New Sub-adviser’s investment strategy will assist the Fund in pursuing its investment objectives. The Board also met with a representative of the New Sub-adviser.

In considering the proposal to approve the sub-advisory agreement with the New Sub-adviser, the Board noted that members of the New-Sub-adviser’s portfolio management team have more than 10 years experience in the securities industry and that the portfolio management team that will be responsible for managing assets of the Fund has worked together as a team for more than three years. The Board also considered the importance to the Fund of having access to investment advisers with experience in creating long/short positions in individual bonds as an investment strategy and the relatively small number of investment advisers available to the Fund with experience in deploying this investment strategy.

The Board concluded that the New Sub-adviser is qualified to manage a portion of the Fund’s assets in accordance with its investment objectives and policies, that the New Sub-adviser’s investment strategy is appropriate for pursuing the Fund’s investment objectives, and that such strategy would be complementary to the investment strategies employed by the Fund’s other sub-advisers. The Board also concluded that the fees payable to the New Sub-adviser for its services are reasonable.

In view of the anticipated size of the Fund and the fact that the New Sub-adviser is not affiliated with the Adviser, the Board did not consider the profitability of the New Sub-adviser to be relevant to its consideration of the sub-advisory agreement.

The Board did not consider any single factor as controlling in determining whether or not to enter into the sub-advisory agreement with the New Sub-adviser. Nor are the items described herein all of the matters considered by the Board. Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, and assisted by the advice of its independent counsel, the Board concluded that entering into the sub-advisory agreement, including the fee structure, is in the interests of shareholders, and accordingly, the Board approved entering into the sub-advisory agreement with the New Sub-adviser.

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by a Van Eck Funds (the “Trust”) Prospectus and Summary Prospectus, which includes more complete information. An investor should consider the investment objective, risks, and charges and expenses of the Funds carefully before investing. The prospectus and summary prospectus contains this and other information about the investment company. Please read the prospectus and summary prospectus carefully before investing.

Additional information about the Trust’s Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 800.826.2333, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202.942.8090. The Fund’s complete schedule of portfolio holdings is also available by calling 800.826.2333 or by visiting vaneck.com.

Investment Adviser:	Van Eck Associates Corporation
Distributor:	Van Eck Securities Corporation
335 Madison Avenue, New York, NY 10017
Account Assistance:	800.544.4653

vaneck.com

Item 2. CODE OF ETHICS

a)   The Registrant has adopted a code of ethics (the "Code of Ethics") that applies to the principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

b)   Not applicable.

c)   The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

d)   The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

e)   Not applicable.

f)   The Registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT

     The Registrant's Board of Trustees has determined that Alastair Short, member of the Audit and Governance Committees, is an "audit committee financial expert" and "independent" as such terms are defined in the instructions to Form N-CSR Item 3(a)(2).

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

a)   Audit Fees

     Ernst & Young, as principal accountant for the Van Eck Funds, billed audit fees of $152,500 for 2010 and $160,300 for 2009.

b)   Audit-Related Fees

     Ernst & Young billed audit-related fees of $15,969 for 2010 and $2,070 for
     2009.

c)   Tax Fees

     Ernst & Young billed tax fees of $32,270 for 2010 and $39,910 for 2009.

d)   All Other Fees

     None.

e)   The Audit Committee will pre-approve all audit and non-audit services, to be provided to the Fund, by the independent accountants as required by
     Section 10A of the Securities Exchange Act of 1934. The Audit Committee has
     authorized the Chairman of the Audit Committee to approve, between meeting dates, appropriate non-audit services.

     The Audit Committee after considering all factors, including a review of independence issues, will recommend to the Board of Trustees the independent auditors to be selected to audit the financial statements of the Funds.

f)   Not applicable.

g)   Ernst & Young does not provide services to the Registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser.

h)   Not applicable.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

     Not applicable.

Item 6. SCHEDULE OF INVESTMENTS

     Information included in Item 1.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
        MANAGEMENT INVESTMENT COMPANIES

     Not applicable.

Item 8. PORTFOLIO MANAGER OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

     Not applicable.

Item 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
        COMPANY AND AFFILIATED PURCHASERS

     Not applicable.

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

     None.

Item 11. CONTROLS AND PROCEDURES.

(a)  The Chief Executive Officer and the Chief Financial Officer have concluded that the Van Eck Funds disclosure controls and procedures (as defined in
     Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the Van Eck Funds is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)  There were no significant changes in the registrant's internal controls over financial reporting or in other factors that could significantly affect these controls over financial reporting subsequent to the date of our evaluation.

Item 12. EXHIBITS.

(a)(1) The code of ethics is attached as EX-99.CODE ETH

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached as Exhibit 99.CERT.

(b)  Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is furnished as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) VAN ECK FUNDS

By (Signature and Title) /s/ Bruce J. Smith, SVP & CFO
                         -----------------------------
Date  March 7, 2011
     ---------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Jan F. van Eck, CEO
                        --------------------------
Date  March 7, 2011
     ---------------

By (Signature and Title)  /s/ Bruce J. Smith, CFO
                         ------------------------

Date  March 7, 2011
     ---------------